UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IPSCO Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IPSCO Inc.

Notice of Annual and Special Meeting of
Shareholders

and

Proxy Statement and Management
Proxy Circular

to be held on

April 26, 2007

March 22, 2007

Dear Shareholder:

You are invited to attend our Annual and Special Meeting of Shareholders, which will be held on Thursday, April 26, 2007, at 9:00 a.m. local time at the Turvey Centre, 6N Armour Road, in Regina, Saskatchewan.

The accompanying Notice of Annual and Special Meeting of Shareholders, and Proxy Statement and Management Proxy Circular describe the business to be considered and acted upon by our shareholders.

At the meeting, we will be electing 12 members of our Board of Directors, as well as considering ratification of the selection of Ernst & Young LLP as our independent registered public accountants and approving the Shareholder Rights Plan.

Roger Tetrault will be retiring from the Board of Directors at the end of this meeting. I want to thank Roger for his years of leadership and insightful service on our Board.

If you own shares of record, you will find enclosed a proxy card or cards and an envelope in which to return the card(s). Whether or not you plan to attend this meeting, please sign, date and return your enclosed proxy card(s), or vote over the phone or Internet, as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You can revoke your proxy anytime before the Annual and Special Meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy in the “Appointment, Delivery and Revocation” section of this Proxy Statement. Your vote is very important. On behalf of the Board of Directors, thank you for your continued support of IPSCO Inc.

Sincerely,

Burton M. Joyce
Chairman of the Board

Notice of Annual and Special Meeting of Shareholders
of IPSCO Inc.

Date:	Thursday, April 26, 2007
Time:	9:00 a.m., local time
Place:	Turvey Centre 6N Armour Street Regina, Saskatchewan S4R 4G3
Purposes:	1.	to receive the financial statements for the financial year ended December 31, 2006 and the auditors’ report thereon;
	2.	to elect directors;
	3.	to appoint auditors and to authorize the directors to fix their remuneration;
	4.	to approve the Shareholder Rights Plan attached to the Proxy Statement as Schedule “E”; and
	5.	to transact all such matters or business as may properly come before the meeting or any adjournment thereof.
Who Can Vote:	All holders of common stock of record at the close of business on March 22, 2007.
How You Can Vote:

You may vote your proxy by marking, signing and dating the enclosed proxy card and returning it as soon as possible using the enclosed envelope. Or, you can vote over the telephone or the Internet as described on the enclosed proxy card.

Who May Attend:	All shareholders, and guests of the Company, may attend and be admitted to the Annual and Special Meeting. Photo identification will be required.

The Proxy Statement and Management Proxy Circular accompanying this Notice refers to the procedures to be used by shareholders who wish to appoint a proxy holder to attend and act at the meeting on their behalf. Shareholders of record wishing to deposit proxies must deposit the form of proxy, duly completed, at the office of Computershare Trust Company of Canada, Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, not later than 4:30 p.m., EST, on Tuesday, April 24, 2007. Voting is also possible via telephone or the Internet. Beneficial shareholders will receive voting instructions directly from their brokerage firm or other custodian.

Your vote is very important.

This Notice and accompanying Proxy Statement and Management Proxy Circular, and form of proxy are being distributed on or about March 26, 2007.

BY ORDER OF THE BOARD

Leslie T. Lederer
Vice President, General Counsel and Corporate Secretary
Lisle, Illinois, March 22, 2007

IPSCO INC.

Proxy Statement and Management Proxy Circular

(As at March 22, 2007)

Solicitation of Proxies

This Proxy Statement (in Canada referred to as the “Management Proxy Circular”), the accompanying proxy card and the Annual Report of Shareholders of IPSCO Inc. (“IPSCO” or the “Company”) are being mailed to shareholders of the Company on or about March 26, 2007. The Board of Directors (the “Board”) of the Company is soliciting your proxy to vote your shares at the Annual and Special Meeting of Shareholders (the “Meeting”). The Board of the Company is soliciting your proxy to give all shareholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares. In addition, the Company’s management will report on the performance of the Company and respond to questions from shareholders.

Appointment, Delivery and Revocation of Proxies

Who is the Proxy Committee?

The Proxy Committee was appointed by the Board at its meeting held on February 23, 2007, and is comprised of Burton M. Joyce, Chairman of the Board of Directors; David S. Sutherland, President and Chief Executive Officer; and Leslie T. Lederer, Vice President, General Counsel and Corporate Secretary.

What is a Proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the Proxy Committee appointed by the Board the authority to vote your shares in the manner you indicate on your proxy card.

What if I want someone other than Proxy Committee to vote my shares?

You may appoint some person to attend, act and vote for you at the Meeting other than the Proxy Committee by striking out the names of the Proxy Committee and inserting such other person’s name in the blank space provided in the form of proxy card. A person appointed as proxy need not be a shareholder.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker, banker, trustee or nominee (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, banker, trustee or nominee and you will return your proxy card or cards to your broker, banker, trustee or nominee. You should vote on and sign each proxy card or other request for voting instructions you receive.

Who is qualified to vote?

You are qualified to receive notice of, and to vote at, the Meeting if you own Common Shares of the Company at the close of business on our record date of March 22, 2007.

How many shares of Common Shares may vote at the Meeting?

As of March 22, 2007, there were 47,215,092 Common Shares outstanding and entitled to vote. Each Common Share is entitled to one vote on each matter presented.

What is the difference between a “shareholder of record” and a “street name holder”?

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare Trust Company of Canada, the Company’s transfer agent, you are a “shareholder of record”. If your shares are held in the name of a brokerage firm, bank trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “shareholder of record”, you have several choices. You can vote your proxy:

•       by mailing in the enclosed proxy card;

•       over the telephone; or

•       via the Internet.

Please refer to the specific instructions set forth on the enclosed proxy card. For security reasons, our electronic voting system has been designed to authenticate your identity as a shareholder.

Proxies must be deposited at the offices of Computershare Trust Company of Canada, Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, not later than 4:30 p.m., EST, on Tuesday, the 24th day of April, 2007, or not fewer than 48 hours prior to any adjournment of the Meeting.

If you hold your shares in “street name”, you are a non-registered shareholder and your broker, banker, trustee or nominee will provide you with materials and instructions for voting your shares. Each nominee has its own signing and return instructions, and you should therefore follow these instructions carefully in order to ensure your shares will be voted at the Meeting.

May I vote my shares in person at the Meeting?

If you are a “shareholder of record”, you may vote your shares in person at the Meeting. If you hold your shares in “street name”, you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1	FOR the election of all nominees for director.
Proposal 2

FOR the ratification of the reappointment of Ernst & Young LLP as the Company’s auditor until the close of the next annual meeting and that the Audit Committee of the Board of Directors be authorized to fix their remuneration.

Proposal 3	FOR the approval of the Shareholder Rights Plan attached hereto as Schedule “E”.

What are my choices when voting?

You may cast your vote by marking either “FOR” or “WITHHOLD” for Proposal 1 and 2 and either “FOR” or “AGAINST” for Proposal 3. By checking “WITHHOLD” on the proxy form, you will be abstaining from voting in respect of that proposal.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card without indicating how you want your shares to be voted, the Proxy Committee will vote your shares as follows:

Proposal 1	FOR the election of all nominees for director.
Proposal 2

FOR the ratification of the reappointment of Ernst & Young LLP as the Company’s auditor until the close of the next annual meeting and that the Audit Committee of the Board of Directors be authorized to fix their remuneration.

Proposal 3	FOR the approval of the Shareholder Rights Plan attached hereto as Schedule “E”.

How are votes withheld, abstentions and broker non-votes treated?

Votes withheld and abstentions are deemed as “present” at the Meeting, and are counted for quorum purposes. Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote.

May I change my vote after I have mailed in my proxy card?

You may revoke your proxy by depositing a written notice of revocation signed by you or your attorney authorized in writing:

•       at the registered office of the Company, 1500 - 1874 Scarth Street, Regina, Saskatchewan S4P 4E9, at any time up to and including the close of business on the last business day preceding the day of the Meeting or an adjournment thereof, at which the proxy is to be used;

•       with the Chairman of the Meeting on the day of the Meeting or an adjournment thereof;

•       by attending the Meeting and voting your shares in person;

or in any other manner permitted by law, including by signing another form of proxy bearing a later date and depositing it at the above-mentioned office of Computershare Trust Company of Canada within the time stated above.

Unless properly revoked, the shares represented by properly executed and returned proxies in favor of the persons designated in the enclosed form of proxy will be voted or not voted on any ballot that may be called for with respect to any matter referred to therein in accordance with the instructions made in the proxy. In the absence of such instructions, shares will be voted in favor of each of the matters of business brought before the Meeting and identified in the Notice of Meeting.

What vote is required to approve each proposal?

Proposals 1 and 2 require a plurality of votes cast by shareholders present in person or represented by proxy and entitled to vote thereon at the Meeting. Proposal 3 requires a simple majority of those shareholders present in person or represented by proxy and entitled to vote thereon at the Meeting.

Who will count the votes?

Representatives from Computershare Trust Company of Canada, our transfer agent, will count the votes and serve as our Inspectors of Election. The Inspectors of Election will be present at the Meeting.

Who pays for this proxy solicitation?

The Company pays the costs of soliciting proxies.

Is this Proxy Statement the only way that proxies are being solicited?

No, in addition to mailing these materials, certain directors, officers or employees of the Company may solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

If you have any further questions about voting your shares or attending the Meeting, please call our Investor Relations Department at 1-877-594-7726.

REFERENCES TO “dollars”, “$” AND “US$” ARE TO UNITED STATES DOLLARS AND REFERENCES TO “CDN$” ARE TO CANADIAN DOLLARS. ALL DOLLAR FIGURES CONTAINED IN THIS DOCUMENT ARE IN US$ UNLESS OTHERWISE STATED.

Voting Shares and Principal Holders Thereof

As of the close of business on March 22, 2007, the Company has outstanding 47,215,092 Common Shares without nominal or par value, each carrying the right to one vote at all meetings of the Company. The Board of Directors has fixed the close of business on March 22, 2007, as the record date for the Meeting. Shareholders of record on such date will be entitled to one vote at the Meeting for each Common Share held by them.

Unless otherwise noted, a simple majority of the votes cast at the Meeting, in person or by proxy, will constitute approval of any matter submitted to a vote. To the knowledge of the Board, no shareholder beneficially owns, or has control or direction over, more than 5% of the Common Shares of the Company other than:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Common Shares
FMR Corp	4,652,610	9.858%
82 Devonshire Street
Boston, MA 02109
Royce & Associates, LLC	3,555,700	7.530%
1414 Avenue of Americas
New York, NY 10019
Barclays Global Investors, NA	2,723,931	5.770%
45 Fremont Street
San Francisco, CA 94105

(1)          The number of Common Shares beneficially owned was determined solely by a review of Schedules 13-G filed by each of the noted Beneficial Owners with the SEC, and an “Early Warning Report/Alternative Monthly Report” search conducted via SEDAR as of February 15, 2007.

The table below sets forth certain information regarding the beneficial ownership of the Common Shares (including restricted shares and options) as at February 15, 2007 as it relates to: (a) each director, (b) each of the Named Executive Officers (as defined below) and (c) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Common Shares
Burton Joyce	9,860	*
Michael Grandin	6,225	*
Juanita Hinshaw	6,600	*
Jack Michaels	2,560	*
Bernard Michel	7,000	*
Allan Olson	23,710	*
Arthur Price	4,785	*
Richard Sim	5,860	*
Gordon Thiessen	5,560	*
D. Murray Wallace	4,350	*
John Zaozirny	4,360	*
David Sutherland	110,136	*
Vicki Avril	24,845	*
David Britten	49,664	*
Peter MacPhail	6,978	*
John Tulloch	29,407	*
All directors and executive officers as a group (22 persons)	347,461	*

*                    denotes less than 1% of class of shares outstanding

(1)          This column lists voting securities including restricted stock held by executive officers over which they have sole voting power but no investment power. This column also includes shares that may be acquired pursuant to stock options that will become exercisable within 60 days as follows: Mr. Joyce 500 shares; Mr. Grandin 5,000 shares; Ms. Hinshaw 5,000 shares; Mr. Michaels 500 shares; Mr. Olson 500 shares; Mr. Sim 4,500 shares; Mr. Thiessen 1,500 shares; and Mr. Britten 26,000 shares. In addition this column includes for Mr. Grandin, Mr Joyce, Mr. Michaels, Mr.  Michel, Mr.  Olson, Mr. Price, Mr. Thiessen, Mr. Wallace, Mr. Sim, Mr. Zaozirny and Ms. Hinshaw, 1,000 Perfomance Unit Awards that will vest within 60 days and be converted into 1,000 common shares.

Business of the Meeting

Financial Statements

The consolidated financial statements of the Company for the year ended December 31, 2006, are included in the Company’s Form 10-K, filed March 1, 2007, which is included in the 2006 Annual Report mailed to Shareholders with this Proxy Statement and is incorporated by reference herein. The 2006 Annual Report is also available on the Company’s website (www.ipsco.com) and has been filed on SEDAR at www.sedar.com.

Election of the Board of Directors

All of the members of the Board of Directors are elected annually. The Company’s Articles permit the Company to have between 10 and 23 directors, as fixed by the Board of Directors. The number of directors presently in office is 13. Mr. Tetrault has announced his retirement from the Board effective April 26, 2007, and the Board has set the number of directors to be elected at 12. The nominees proposed for election as directors of the Company are listed in the section of this Proxy entitled “Nominees for Election to Board of Directors”. All nominees standing for election are currently directors of the Company.

The Governance and Compliance Committee of the Board, acting under its mandate as the nominating committee, reviews annually the qualifications of the persons proposed for election and re-election to the Board and submits its recommendations to the full Board for consideration. The persons proposed for nomination are, in the opinion of the Board, qualified to act as directors for the ensuing year. All nominees have established their eligibility and willingness to serve as directors if elected. Each director elected will hold office until the Company’s next annual meeting or until his or her successor is earlier elected or appointed.

The Governance and Compliance Committee will consider nominees recommended by shareholders of the Company. Each shareholder must comply with applicable requirements of the Company’s Bylaws and the securities laws and regulations with respect to the nomination of, or proposal of, nominees for election as directors of the Company. Any such shareholder nominations, together with appropriate biographical information, should be submitted to the Chairman of the Governance and Compliance Committee, c/o Mr. Leslie T. Lederer, Vice President, General Counsel and Corporate Secretary, IPSCO Inc., 650 Warrenville Road, Suite 500, Lisle, IL 60532.

The shares represented by the proxies in the form enclosed herewith will be voted for the election of nominees whose names are set forth herein unless specifically instructed on the form of proxy to withhold such vote. Management does not contemplate that any of the proposed nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion.

Appointment of Auditor

The Board recommends that Ernst & Young LLP be reappointed as auditor of the Company until the close of the next annual meeting and that the Audit Committee of the Board of Directors be authorized to fix their remuneration. Ernst & Young LLP has served as the auditor of the Company since April 1991. The appointment of auditor will be decided by a plurality of votes cast by holders of Common Shares at the Meeting. Representatives of Ernst & Young LLP will be present at the Meeting and will be given the opportunity to make a statement if they so wish. The representatives will also be given the opportunity to respond to appropriate questions.

The persons named in the enclosed form of proxy intend to vote for the reappointment of Ernst & Young LLP as auditor of the Company until the next annual meeting of the Company at remuneration to be fixed by the Audit Committee of the Board of Directors.

Audit Fees

The aggregate fees billed for professional services rendered by Ernst & Young LLP for the year ended December 31, 2006, and for the year ended December 31, 2005, are set out below:

	Audit Fees(1)	Audit Related Fees(2)	Tax Services(3)	All Other Fees	% Approved by Audit Committee(4)
Fiscal 2006	$2,097,000	$131,500	$920,100	$384,000	100%
Fiscal 2005	$1,573,041	$157,850	$445,249	—	100%

(1)          These amounts consist of fees billed for professional services performed by Ernst & Young LLP for the audit of the Company’s annual financial statements, the annual audit of the Company’s system of internal controls, and services that are normally provided in connection with statutory and regulatory filings.

(2)          These amounts consist of fees billed for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit of the Company’s financial statements. This includes employee benefit plan audits and consultation with respect to financial reporting, accounting standards and Sarbanes-Oxley Act Section 404 compliance.

(3)          Tax fees consist of fees billed for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.

(4)          The Audit Committee’s pre-approval policies and procedures are described in “The Statement of Corporate Governance Practices”.

Approval of Shareholder Rights Plan

The proposed Shareholder Rights Plan (the “Plan”) for the consideration and approval of shareholders is set forth in the section of this Proxy Statement entitled “Approval of Shareholder Rights Plan” and at Schedule “E” of this Proxy Statement.

Approval of the Plan will be decided by a simple majority of votes cast by holders of Common Shares at the Meeting. The shares represented by the proxies in the form enclosed herewith will be voted for approval of the Plan unless specifically instructed on the form of proxy to withhold such vote.

Nominees for Election to Board of Directors

The names of the proposed nominees, all positions and offices with the Company or any of its significant affiliates now held by them, their present principal occupation or employment and any other principal occupations and employments within the preceding five years, the period during which they have served as directors, the approximate number of shares of the Company beneficially owned, directly or indirectly, or over which control or direction is exercised, by each of them, stock based-incentive awards in the form of options, performance units or a combination thereof and the number of deferred share units granted to each of them pursuant to the Deferred Share Unit Plan follow.

The Company encourages all Board members to attend the annual meetings of shareholders of the Company. All members of the Board of Directors attended the Company’s annual and special meeting of shareholders on May 4, 2006.

Michael A. Grandin Calgary, Alberta, Canada Director since 2003

Michael Grandin, 62, is Chairman and Chief Executive Officer and Director of Fording Canadian Coal Trust, an open-ended mutual fund trust, and its operating  subsidiary Fording Inc. and retired Dean of the Haskayne School of Business at the University of Calgary (April 2004 to December 2005). Prior to his appointment with Fording in 2002, Mr. Grandin was the President of PanCanadian Energy Corporation, an oil and gas company (October 2001 to April 2002) and former Executive Vice President and Chief Financial Officer of Canadian Pacific Limited, an operating conglomerate concentrating on energy, transportation and hotels (1998 to 2001).

Mr. Grandin is also a director of EnCana Corp. and BNS Split Corp II.

Committees:	Audit Committee Finance Committee
Common Shareholdings: 225 Deferred Share Units(1): 3,715.539 Options: 5,000 Performance Units: 2,800 2006 Board Meetings Attended: 14/15 2006 Committee Meetings Attended: 13/13

Juanita H. Hinshaw St. Louis, Missouri, U.S.A. Director since 2002

Juanita Hinshaw, 62, is currently President of H&H Advisors, a private consulting firm (since May 2005) and is the retired Senior Vice President and Chief Financial  Officer of Graybar Electric Company, Inc., an employee-owned distributor of electrical, telecommunications and data products (2000 to 2005). Prior to joining Graybar, Ms. Hinshaw served as the Vice President and Treasurer of Monsanto Company, an agricultural inputs manufacturer.

Ms. Hinshaw also serves as a director of Insituform Technologies, Inc., The Williams Companies, Inc. and Synergetics USA, Inc.

Committees:	Audit Committee Finance Committee, Chair
Common Shareholdings: 600 Deferred Share Units: 3,831.938 Options: 5,000 Performance Units: 2,800 2006 Board Meetings Attended: 13/15 2006 Committee Meetings Attended: 11/13
Burton M. Joyce South Pasadena, Florida, U.S.A. Director since 1993

Burton Joyce, 65, is the Chairman of the Board of Directors of IPSCO Inc. since 2000 and the retired President, Chief Executive Officer and Director of Terra  Industries Inc., a fertilizer and methanol manufacturer (1991 to 2001).

In addition to serving as a director of the Company, Mr. Joyce serves as a member of the board of directors of the Norfolk Southern Corporation, and Hercules Inc.

Committees:	GCC(2) MRCC(2)
Common Shareholdings: 8,360 Deferred Share Units: 22,679.701 Options: 500 Performance Units: 2,800 2006 Board Meetings Attended: 15/15 2006 Committee Meetings Attended: 11/11
Jack D. Michaels Muscatine, Iowa, U.S.A. Director since 2000

Jack Michaels, 69, is the Chairman, President and Chief Executive Officer of Snap-On Incorporated, a manufacturer and marketer of tools, diagnostics and  equipment, since 2004. Prior to his election, Mr. Michaels was Chairman (1996 to 2004), Chief Executive Officer (1991 to 2004) and President (1990 to 2003) of HNI Corporation (formerly HON Industries Inc.), an office furniture and hearth products manufacturer.

Mr. Michaels also serves on the board of directors for Snap-On Incorporated.

Committees:	GCC MRCC, Chair
Common Shareholdings: 1,060 Deferred Share Units: 16,347.162 Options: 500 Performance Units: 2,800 2006 Board Meetings Attended: 15/15 2006 Committee Meetings Attended: 11/11

Bernard M. Michel Canmore, Alberta, Canada Director since 1998

Bernard Michel, 69, is the retired Chairman (1993 to 2002), President (1990 to 2003) and Chief Executive Officer (1991 to 2003) of Cameco Corporation, an  uranium exploration, mining and conversion company and gold producer and provider of nuclear generated energy through Bruce Power Inc.

In addition to serving as a director of the Company, Mr. Michel also serves as Chairman of the board of directors for Bruce Power Inc. and as a director of the Mosaic Company.

Committees:	Finance Committee MRCC
Common Shareholdings: 6,000 Deferred Share Units: 8,494.123 Options: Nil Performance Units: 2,800 2006 Board Meetings Attended: 14/15 2006 Committee Meetings Attended: 11/11
Allan S. Olson Spruce Grove, Alberta, Canada Director since 1989

Allan Olson, 65, is President and Chief Executive Officer of First Industries Corporation, a privately-held business investment and management company (since 1991).

Mr. Olson also serves on the board of directors for Brookfield Properties Corporation and Summit REIT, one of Canada’s largest real estate investment trusts.

Committees:	Audit Committee GCC
Common Shareholdings: 22,210 Deferred Share Units: 6,686.767 Options: 500 Performance Units: 2,800 2006 Board Meetings Attended: 15/15 2006 Committee Meetings Attended: 11/13
Arthur R. Price Calgary, Alberta, Canada Director since 1979		Arthur Price, 55, is the Chairman and Chief Executive Officer of Axia NetMedia Corporation, an IP network systems and media solutions company, and its predecessors since 1995.
Committees:	Finance Committee MRCC
Common Shareholdings: 3,785 Deferred Share Units: 9,230.710 Options: Nil Performance Units: 2,800 2006 Board Meetings Attended: 14/15 2006 Committee Meetings Attended: 11/11
Richard G. Sim Farindola, Italy Director since 1994

Richard Sim, 62, is the retired Chairman, President and Chief Executive Officer of APW Ltd., an integrated electronic enclosure systems company (1998 to 2003).  Prior to this, Mr. Sim served as Chairman and a member of the Board of Actuant Corporation (formerly Applied Power Inc.), a manufacturer of hydraulic equipment (from 1987 to 2002).

Mr. Sim also serves on the board of directors for Oshkosh Truck Corporation.

Committees:	Audit Committee Finance Committee
Common Shareholdings: 360 Deferred Share Units: 15,758.196 Options: 4,500 Performance Units: 2,800 2006 Board Meetings Attended: 15/15 2006 Committee Meetings Attended: 13/13

David S. Sutherland
Naperville, Illinois, U.S.A.
Director since 2002

Common Shareholdings: 45,589
Deferred Share Units(3): Nil
Options: Nil
Restricted Shares: 64,547

Performance Units: 25,200
2006 Board Meetings Attended: 15/15

David Sutherland, 57, is the President and Chief Executive Officer of IPSCO Inc. since January 2002. Prior to this, he was Executive Vice President and Chief Operating Officer (2001 to 2002) and Vice President, General Manager, Raw Materials and Coil Processing (1997 to 2001).

Mr. Sutherland also holds directorships with the Steel Manufacturers Association, the American Iron & Steel Institute, the Canadian Steel Producers Association (Chair), the International Iron & Steel Institute and the C.D. Howe Institute. He is a member of the Canadian Council of Chief Executives and of the Council’s North American Security and Prosperity Initiative.

Gordon G. Thiessen, O.C. Ottawa, Ontario, Canada Director since 2001

Gordon Thiessen, 68, serves as the Chairman of the Canadian Public Accountability Board, a public agency established to oversee the auditors of public companies  since 2002. Prior to joining the Canadian Public Accountability Board, he served as the Governor of the Bank of Canada (1994 to 2001).

Mr. Thiessen also serves on the board of directors for Manulife Financial Corporation and the Institute for Research on Public Policy.

Committees:	GCC MRCC
Common Shareholdings: 3,060 Deferred Share Units: 9,947.743 Options: 1,500 Performance Units: 2,800 2006 Board Meetings Attended: 13/15 2006 Committee Meetings Attended: 11/11
D. Murray Wallace London, Ontario, Canada Director from 1974-1982 and 1987 to present

Murray Wallace, 60, is the Chairman of Park Street Capital Corporation since 1998. Until August 1, 2006, Mr. Wallace was the President of Axia NetMedia Corporation, an IP network  systems and media solutions company.

Mr. Wallace also serves on the board of directors for Crown Life Insurance Co., Western Surety Ltd., IPS Inc. and TerraVest Industries Inc.

Committees:	Audit Committee, Chair GCC
Common Shareholdings: 3,350 Deferred Share Units: 8,546.091 Options: Nil Performance Units: 2,800 2006 Board Meetings Attended: 15/15 2006 Committee Meetings Attended: 13/13

John B. Zaozirny, Q.C. Calgary, Alberta, Canada Director since 1987

John Zaozirny, 59, is counsel to McCarthy Tétrault LLP, barristers and solicitors since 1987. He also currently serves as: the Vice Chairman of Canaccord Capital  Corp., an independent investment dealer since 1996; and is a Governor of the Business Council of British Columbia since 1993. Mr. Zaozirny also served as the Minister of Energy for the Government of Alberta.

Mr. Zaozirny currently also serves on the board of directors for Coastal Energy Company, Bayou Bend Petroleum Pengrowth Energy Trust, Provident Energy Trust Canadian Oilsands Inc., Fording Canadian Coal Trust, Computer Modeling Group Ltd., Candax Energy Inc., Canaccord Capital Corp., TerraVest Income Fund and Bankers Petroleum Ltd.

Committees:	Audit Committee GCC, Chair
Common Shareholdings: 3,360 Deferred Share Units: 7,434.252 Options: Nil Performance Units: 2,800 2006 Board Meetings Attended: 14/15 2006 Committee Meetings Attended: 13/13

(1)          For a further description of the Deferred Share Unit Plan see the section of the Proxy Statement entitled “IPSCO Deferred Share Unit Plan for Directors”.

(2)          “GCC” refers to the Governance and Compliance Committee and “MRCC” refers to the Management Resources and Compensation Committee.

(3)          Mr. Sutherland, as President and Chief Executive Officer, does not receive compensation for his services as director, nor does he receive deferred share units.

Director Independence

The Board makes a determination on the independence of a director when it approves director nominees for inclusion in this Proxy Statement. Based on the results of questionnaires completed by each nominee and other information, the Board has affirmatively determined that all nominees, other than Mr. Sutherland who is the President and Chief Executive Officer, have no material relationship with the Company and are independent pursuant to NYSE listing standards. A “material relationship” is a relationship, which could, in the view of the Board, reasonably interfere with the exercise of the director’s independent judgment and includes an indirect material relationship. In making its determination as to the independence of a nominee for director, the Board applies specific standards as are more fully described in the Statement of Corporate Governance Practices contained in this Proxy Statement.

On December 31, 2006, the directors and senior officers of the Company, as a group, beneficially owned, directly or indirectly, or had control or direction of, less than one percent of the Company’s outstanding shares. None of the proposed Directors is to be elected under any arrangement or understanding between the proposed Director and any other person or company.

Corporate Bankruptcies

To the knowledge of the Company, the following proposed nominees for election as a director have, in the last 10 years, been a director of a company that, while the nominee was acting in that capacity, made a proposal under legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors:

(a)          Mr. M. Grandin was a director of Pegasus Gold Inc. (“Pegasus”) when it filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in January of 1998. The United States Bankruptcy Court, District of Nevada confirmed the joint liquidating plan of reorganization filed by Pegasus in December of 1998 and Pegasus’ successor company emerged from bankruptcy in 1999; and

(b)         Mr. R. Sim was a director of APW Ltd. (“APW”) when it filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York in May of 2002. In July of 2002 the noted bankruptcy court entered an order confirming APW’s plan of reorganization and APW’s successor corporation emerged from bankruptcy on July 31, 2002.

Statement of Corporate Governance Practices

The Board of Directors and the management of IPSCO are committed to excellence in corporate governance. We have designed our corporate governance structure, policies and practices to ensure we remain focused on our responsibilities to our shareholders and on creating long-term shareholder value. The Board of Directors has reviewed the Company’s 2006 governance practices in light of the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), the Sarbanes-Oxley Act of 2002 (“SOX”), Canadian securities statutes, regulations and policies, including the corporate governance guidelines and requirements adopted by the Canadian Securities Administrators (the “CSA”), and the listing requirements of the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (the “TSX”). Based upon this review, the Board believes that the Company continues to meet or exceed applicable legal requirements. We continuously monitor all proposed new rules and when necessary modify our policies and practices to meet any additional requirements.

Director Independence

Director independence and accountability are the foundation of the Company’s corporate governance practices. Based upon information solicited annually from each director in a comprehensive questionnaire, and upon the advice and recommendation of the Company’s Governance and Compliance Committee, the Board of Directors has determined that all of its members, other than Mr. Sutherland, who is the Company’s President and Chief Executive Officer, are “independent” within the meaning of the rules of the SEC, NYSE, TSX and the CSA. The Board of Directors has further determined that no director, other than the President and Chief Executive Officer, has any “material relationship” with the Company. In making such determination, the Board considered the specific criteria for independence under the noted rules, as well as other relevant facts and circumstances, including the requirements of the Company’s Conflict of Interest Policy. Each of the Board’s Committees is comprised exclusively of independent directors.

In accordance with written policies and practices, the Board of Directors, as well as each Board Committee, held regular executive sessions of the independent, or non-management, directors without management participation. The executive sessions of the full Board of Directors were presided over by the Chairman of the Board, while the executive sessions of the Board committees were presided over by the Chair of each committee. The Board of Directors schedule six regular meetings per year of which five are in person meetings. In 2006, at each of the in person meetings, the independent, or non-management, directors held such executive sessions. Each Director attended at least 75% of the aggregate of all Board and committee meetings on which a particular director then served. The attendance record for each Director of all board and committee meetings held in 2006 is set out in the section of this Proxy Statement entitled “Nominees for the Election to the Board of Directors”.

Board Mandate

The mandate of the Board is to oversee the conduct of the business of the Company and its management with a view to promote the best interests of the Company and the long-term enhancement of shareholder value. In fulfilling its mandate, the Board assumes responsibility for the following matters (which are in addition to those discussed below in connection with the Management Resources and

Compensation Committee, the Governance and Compliance Committee, the Audit Committee and the Finance Committee):

(i)            Strategic Planning:   Annually, after consulting with management, the Board reviews and approves strategic plans and corporate objectives for the Company and its operations. Throughout the year, the Board receives regular updates from management on the implementation of its strategic plans and corporate objectives, the Company’s performance in relation to the plans and objectives and, when necessary, adjusts the same to reflect changing market conditions. In addition, the Board, with the support of both the Finance and Audit Committees, reviews the annual budget, establishes the Company’s dividend policy, and approves financial statements, major capital expenditures, and acquisitions and other significant transactions.

(ii)        Risk Management and Reporting:   The Board considers and supervises the Company’s management of principal risks and material legal matters confronting the Company. The Board and each Committee, as part of their responsibilities, reviews, reports and provides recommendations to the Board on capital structure, financial performance and reporting, as well as supervision of the management of principal risks of the Company’s business. The Company’s risk policies and internal control systems are regularly evaluated and updated to correspond to the Company’s desired risk profile and to comply with regulatory requirements.

(iii)    Succession Planning and Appointing and Monitoring Senior Management:   The Board is committed to the recruitment and development of highly effective senior management of the Company. The Management Resources and Compensation Committee, as part of its mandate, reviews, reports and makes recommendations to the Board annually on organizational structure and senior management succession planning matters, including the appointment, training, compensation and monitoring of the performance of senior officers.

(iv)      Communications Policy:   The Company has adopted a written disclosure policy to ensure that timely information concerning the Company is broadly disseminated to the investment community by press release (or in publicly available regulatory filings) and through statements made by designated company spokespersons. Major disclosure documents such as the Annual Report, Annual Information Form, SEC Forms 10-K and 10-Q, Management’s Discussion and Analysis, and the Proxy Statement are reviewed by the Board prior to release.

(v)          Integrity of Internal Control and Management Information Systems:   The Board has established a program for planning and executing corporate strategies and, through the Audit Committee, assumes responsibility for management’s compliance with financial reporting and accounting principles and maintaining effective management information systems. In carrying out these responsibilities, the Audit Committee, among its practices and procedures, regularly convenes in camera meetings with the Company’s external auditors, internal auditors and members of senior management, respectively. The Committee also conducts regular reviews of quarterly financial statements, as well as earnings press releases and other financial guidance to be provided by management to the investment community.

The Board of Directors expects Company management to take responsibility for the development and implementation of the strategic plans and initiatives of the Company and for all aspects of the day-to-day management of the Company’s employees, facilities and business. The Board also looks to management to keep it apprised of all significant developments affecting the Company and its operations, and it receives from management regular reports on the Company’s compliance with various legal requirements and internal control procedures. The Board monitors the nature of the information presented to it and provides feedback to the President and Chief Executive Officer and other senior officers of the Company as to the quality and sufficiency of the information provided.

The Board, working with the CEO, has defined the limits to management’s responsibilities. The Board has implemented both rules of general applicability and rules (including Board resolutions) governing specific cases which delineate the instances where its approval is required for transactions carried out in the course of the Company’s operations and, conversely, the instances where it will delegate authority to management to grant such approvals and to execute documents on behalf of the Company. In addition to those matters that must by law or by the articles of the Company be approved by the Board, all material acquisitions and divestitures and all business investments and expenditures above certain Board-determined thresholds are subject to preview by the Finance Committee and further review and approval of the Board. At the beginning of each year, the Board of Directors approves business goals and objectives and quantifiable financial targets that the CEO and the rest of the management team are responsible for meeting during the course of the year.

The Board may, at the Company’s expense, engage outside advisers for the purpose of discharging its responsibilities. In addition, a committee of the Board or, in appropriate circumstances an individual director, may engage outside advisors upon request to the Chairman of the Board or the Board as a whole.

Position Descriptions

To assist the Board in fulfilling its mandate, and to ensure the appropriate coordination and balance exists between the responsibilities of the Chairman of the Board, each Committee Chair and the Chief Executive Officer, the Company has adopted written positions for each, which are summarized below.

(i)            Chairman of the Board:   It has long been the practice of the Company to appoint a Chairman, or lead director, of the Board who is not a member of management and who oversees the discharge of the Board’s responsibilities pursuant to a written Chairman’s position description. Burton Joyce has acted as the independent Chairman of the IPSCO Board of Directors since 2000. In his capacity as Chairman, and in addition to his duties as a regular member of the Board of Directors, Mr. Joyce’s key responsibilities include the following:

•        setting Board agendas, with the input of the CEO and other directors, and overseeing the quality and timeliness of information sent to the directors

•        presiding at all Board of Directors meetings, as well as Annual and Special Shareholder meetings

•        acting as the principal liaison between the independent directors and the CEO with respect to matters discussed in the independent executive sessions

•        approving, in consultation with other directors as appropriate, the retention and compensation of third party consultants who report directly to the Board of Directors

•        leading, in conjunction with the Management Resources and Compensation Committee, the Board’s evaluation of the CEO’s performance and determination of the CEO’s compensation

•        leading the annual Board self evaluation process, including the review of Board evaluation results, and meeting annually with each director to assess his or her performance.

In addition, the Chairman, in cooperation with the CEO, facilitates the effective and transparent interaction of Board members and management, and also provides feedback to the CEO and acts as a sounding board with respect to strategies, accountability, relationships and other issues.

(ii)        Board Committee Chairs:   The Board’s written policies and procedures also address the roles and responsibilities of the chairs of each standing committee. The chair of each standing committee is responsible for leading the committee’s work and, in that capacity, ensuring that the committee’s structure and mandate is appropriate and adequate to support the discharge of its responsibilities, that the committee has adequate resources, as well as timely and relevant information to support its work, and that the scheduling, organization and procedures of committee meetings provide adequate time for consideration and discussion of relevant issues. Working with the Chairman of the Board, each committee chair is responsible for ensuring that the effectiveness of the committee is assessed on a regular basis.

Each committee chair presides over the committee’s meetings and works with executive management and in particular the Corporate Secretary, in setting both the calendar and agenda for the committee’s meetings. In addition, each committee chair has the authority to convene special meetings of the committee. The chair of each committee reports to the full Board of Directors at each subsequent meeting of the Board of Directors in relation to the committee’s deliberations, decisions and recommendations.

(iii)    President and Chief Executive Officer:   The Board of Directors has adopted a written position description for the Company’s President and Chief Executive Officer, which includes the following key responsibilities:

•        fostering a corporate culture that promotes ethical practices and encourages individual integrity

•        demonstrating leadership values and integrity in all aspects of leading the Company

•        acting as the chief spokesperson for the Company and in so doing represent the Company in a way that enhances and maintains the Company’s reputation

•        formulating, with the advice of members of senior management, the Company policies and proposed actions and presenting to the Board for approval long-term business plans, strategies and policies that create shareholder value

•        working with other senior management of the Company, developing and recommending to the Board annual business plans and budgets that support the Company’s long-term business strategies, as well as corporate financial and operating objectives, and thereafter leading the Company in the achievement of same

•        making recommendations to the Board regarding the Company’s financial and operating goals and following the Board’s approval of same striving to achieve such goals

•        overseeing, and taking the steps to enhance where necessary, reliable internal control systems within the Company and to ensure that the day-to-day business affairs of the Company are appropriately managed

•        taking the steps required to build an effective management team to report to the CEO and overseeing the Company’s active plan for management’s development and succession, including evaluation of the performance of the other officers and senior employees of the Company, and making recommendations with respect to their compensation

•        respecting the Board’s independence, including discussing major corporate commitments with the Board before they are made, and respecting unrelated directors’ need to meet independently.

Orientation and Continuing Director Education

The Company has a comprehensive orientation and education program for new directors. Depending upon the specific needs and areas of interest of the director, the program is tailored to the individual with the principal components being: (i) a general description of electric arc furnace steelmaking technology and a comparison to so-called “integrated” steel processes; (ii) a review of metallurgical, physical and chemical attributes of various steel products that the Company produces; (iii) a plant tour of both steelmaking and pipe-making facilities; (iv) a description of the Company’s other facilities not the subject of a tour, including typical product mix of each such facility; (v) a review of the Company’s organizational structure; (vi) a significant overview of the Company’s products, initiatives, strategies, and strengths and weaknesses, including a five-year review of overall financial performance; and (vii) presentations by key executives on a number of topics relevant to the Company’s operations, including environmental and safety plans and the corporate strategies in place for various aspects of its business. New directors are required to complete the orientation program within 60 days of being elected to the Board.

The Company also encourages the continued education of its directors, with emphasis on the continued improvement of their practical knowledge of the Company, its business, its customers, and its key executives. Annually, the Company holds a “field trip” or “tour”, at a major Company or customer location designed to supplement the Directors’ operational literacy. As well, the Company keeps directors abreast of important legal and regulatory developments affecting the Company’s operations and, in particular, with respect to new developments and best practices in corporate governance through regular presentations at both Board and committee meetings, all of which is designed to ensure IPSCO Directors maintain the skill and knowledge necessary to meet their obligations as directors. Directors who wish to do so may make arrangements with the Corporate Secretary to participate, at the Company’s expense, in board-level industry associations or conferences, to attend continuing education courses with respect to their role as a director of the Company or otherwise pursue activities that contribute to the value they bring to IPSCO’s Board.

Ethical Business Conduct

Also at the core of the Company’s strong corporate governance record, and integral to the promotion of a culture of ethical business conduct, are our Code of Business Conduct, Conflicts of Interest Policy and IPSCO Whistleblower Policy. Each is applicable to directors, officers and employees of the Company. The Code of Conduct and Conflicts of Interest Policy are designed to promote integrity and deter wrongdoing and, in particular, to: (i) prohibit transactions and agreements in respect of which a director, officer or employee has a material interest; (ii) protect corporate assets and opportunities; (iii) ensure fair dealing with the Company’s security holders, customers, suppliers, competitors and employees; (iv) and ensure compliance with applicable laws, rules and regulations. The Whistleblower Policy is an extension of the Company’s commitment to ensuring its business is conducted with the utmost integrity and transparency, and provides IPSCO employees and other stakeholders an avenue to raise any concerns they may have about questionable accounting practices and other violations of law or Company policies, either personally or anonymously through a toll-free telephone “hotline” operated by an independent party, without fear of reprisal or victimization.

Day-to-day coordination of the Code and Policies has been assigned by the Board to the Vice President and Chief Human Resources Officer and the Director of Financial Controls and Reengineering. However, the Board, through the Audit Committee, maintains oversight of the Code and Policies, including, but not limited to, the investigation of alleged breaches by senior officers and directors and the review of requests for any waivers by senior officers or directors. The Company obtains annual compliance certifications from IPSCO personnel, including directors and senior officers. All directors disclose annually their interest in all other companies where they serve as directors or officers or are major shareholders. In addition, a director is required to report a material change in his or her circumstances to the Chairman of the Board, who will, in conjunction with the Governance and Compliance Committee, assess whether such director continues to meet the independence, conflict of interest and other standards affecting the Board.

There were no direct or indirect waivers of the Conflicts of Interest Policy granted to any directors or senior officers of the Company in 2006. No material change reports were filed in regard of departures from the Code and Polices.

Each of the Code of Business Conduct, Conflicts of Interest Policy and Whistleblower Policy may be viewed on the Company’s website (www.ipsco.com) and are available in print to any shareholder who requests it.

The Governance and Compliance Committee

The Governance and Compliance Committee, or GCC, has the general responsibility for developing the Company’s approach to corporate “governance” and “compliance” issues, and for making recommendations to the Board with respect to all such matters. In fulfilling this responsibility, the Committee reviews with, and where appropriate, makes recommendations to, the Board on the matters in the Committee’s charter, which is attached as Schedule “B” to this Proxy Statement, and which may also be viewed on the Company’s website (www.ipsco.com).

The GCC is, among other things, responsible for creating and administrating a procedure for the selection and appointment of new directors, maintaining a profile of director talents and Board requirements, and proposing new nominees to the Board of Directors. The Committee considers known candidates and outside recruits with the desired background and skills needed to complement the competencies of the current members. The Committee may retain outside consultants to conduct the initial search for potential nominees. A potential Board member is interviewed by a least two members of the GCC and will also meet with the Chief Executive Officer before a recommendation for his or her candidacy is made to the full Board of Directors. In addition to retaining outside consultants with respect to Board nominees, the Committee may conduct or authorize investigations into or studies of matters within its scope of responsibilities and may retain, at the Company’s expense, independent counsel or other advisors as it deems appropriate.

In addition to having responsibility for nominating candidates for Board membership and the other matters noted below, the Governance and Compliance Committee takes the lead on assessing and reporting to the Board on the effectiveness of the Board as a whole, the committees of the Board and individual Board members, including the Chairman of the Board. Each year, directors complete and submit to the Chairman of the Board a comprehensive written survey of Board and committee effectiveness, which addresses a variety of issues, including aspects of the sample annual board effectiveness survey published by the Canadian Coalition for Good Governance. Following collection, analysis and tabulation of the survey responses, the Chairman undertakes individual interviews with members of the Board to review the results of the survey, and to discuss individual director performance, as well as the performance of the Board, the Board’s committees and the Chairman. The Chairman then provides his report and recommendations to the Board as a whole.

The Committee also monitors director remuneration at other comparable companies, and considers the adequacy and nature of the compensation to be paid to the Company’s Board to ensure that such compensation realistically reflects the responsibilities, risks and time commitment involved with being an effective director. It then makes recommendations as to compensation to the Board as a whole. In addition to the payment of an annual retainer and meeting fees, the level of which are tied to the market surveys conducted by the Governance and Compliance Committee, the Company also provides directors with an annual grant of equity compensation. In 2006, the Company elected to grant directors performance units, the vesting of which is tied to the achievement of numerically based corporate objectives over a three-year period. A more detailed discussion of directors’ compensation is set forth in the “Compensation of Directors” section of this Proxy Statement.

During 2006, the members of the Governance and Compliance Committee were Messrs. Joyce, Michaels, Olson, Thiessen, Wallace and Zaozirny. Mr. Zaozirny assumed the position of Committee chair in May of 2006. The Governance and Compliance Committee met five times in 2006.

The Management Resources and Compensation Committee

The Management Resources and Compensation Committee, or MRCC, has the general responsibility for all matters dealing with the appointment and compensation of, as well as succession planning for, the executive officers of the Company. In fulfilling this responsibility, the Committee reviews with, and where appropriate, makes recommendations to, the Board on the matters in the Committee’s charter, which is attached as Schedule “A” to this Proxy Statement, and which may also be viewed on the Company’s website (www.ipsco.com).

Key among the MRCC’s activities is the review and approval of corporate goals and objectives relevant to compensation of the CEO, the evaluation of the CEO’s performance in light of those goals and objectives, and finally the recommendation to the Board of Directors for the determination and approval of the CEO’s compensation level based on this evaluation as well as having regard to the Company’s performance and relative shareholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the CEO in the preceding two years. The MRCC also approves compensation policies and plans, including benefit and incentive plans, applicable to senior officers and other management personnel of the Company, and reviews and administers all retirement plans of the Company (both pension plans and retirement savings plans), including the oversight of the financial performance of the funds under such plans. The Committee may conduct or authorize investigations into or studies of matters within its scope of responsibilities and may retain, at the Company’s expense, independent counsel or other advisors as it deems appropriate. Our compensation practices are the result of a continuing interaction between the Committee and management. The Committee believes that it is the role of management to operate the business and it is the role of the Board (and therefore its delegate, the Committee) to oversee management’s actions. Accordingly, except in respect of the CEO, recommendations on matters such as compensation policies, bonus arrangements, targets and appropriate long-term plans are typically first generated by management. Such recommendations result from reports and discussions with compensation consultants with the Company’s executives and with the Committee, proposals developed by the Committee, as well as from discussions with the CEO and other members of senior management. In 2006, and in certain prior years, Mercer Human Resources Consulting (“Mercer”) was retained by the Committee to provide independent advice, compensation analysis and other information for compensation recommendations such as peer group identification, total compensation benchmarking, incentive plan design and performance calibration. Mercer reports directly to the Committee in accordance with this Charter which permits the Committee to retain and discharge consultants in its discretion.

During 2006, the members of the Management Resources and Compensation Committee were Messrs. Joyce, Michaels, Michel, Price, Tetrault, and Thiessen. Mr. Michaels presided as Chair of the Committee. The Committee held six meetings during 2006. The Committee’s annual report on executive compensation is set out in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The Audit Committee

The roles and responsibilities of the Audit Committee include: (i) determining the appointment, compensation and oversight of the Company’s independent public accountants; (ii) reviewing with the independent public accountants the financial statements and their accompanying report; (iii) and reviewing the Company’s system of internal controls and the adequacy of the internal audit program. In fulfilling this responsibility, the Committee reviews with, and where appropriate makes recommendations to, the Board on the matters in the Committee’s charter, which is attached as Schedule “C” to this Proxy Statement, and which may also be viewed on the Company’s website (www.ipsco.com).

The Committee has the authority to engage independent counsel and such other advisors as it deems necessary to carry out its duties, to set and pay the compensation of any advisors employed by the Committee and to communicate directly with the internal and external auditors.

The Company has adopted a formal policy regarding the pre-approval of external auditor services, including all permissible non-audit services to be provided by the external auditor prior to commencement of the engagement. Pursuant to the policy, all services provided by the external auditor must be pre-approved by the Audit Committee, and non-audit services may only be approved in the event such services are expressly permitted by U.S. and Canadian rules and regulations regarding auditor independence. Between regularly scheduled Committee meetings, or in the absence of a special meeting of the Committee, the Chair of the Audit Committee has the authority to pre-approve audit, audit related and non-audit services on the Committee’s behalf. All pre-approvals made by the Chair of the Committee must be presented to the full Audit Committee at its next meeting. The Company’s internal audit function provides a semi-annual report to the Committee that summarizes the total budgeted audit fees, details permissible non-audit services over $5,000 and notes the total expenditures for permissible non-audit services. In the event the Committee, or the Audit Committee Chair, approves a permissible non-audit service to be performed by the external auditor, the Company will disclose such approval in its periodic reports. A summary of the fees paid by the Company to external auditors is set out in the “Audit Fees” section of this Proxy Statement.

As with all Board committees, all members of the Audit Committee are “independent” within the meaning of the rules of the SEC, NYSE, TSX and CSA and “financially literate” as defined by CSA Multilateral Instrument 52-110, entitled “Audit Committees”. In addition, the Board has determined that it has more than one member who meets the qualifications of an “audit committee financial expert” as the term is defined by the rules of the NYSE and SEC. For purposes of compliance with such rules, the Committee has named Mr. D. Murray Wallace, Chairman of the Committee, as the Company’s audit committee financial expert. A detailed description of the relevant education and experience of each Audit Committee member is set out in Schedule “F” to this Proxy Statement, and which may also be viewed on the Company’s website (www.ipsco.com).

The members of the Audit Committee were Ms. Hinshaw and Messrs. Grandin, Olson, Sim, Wallace and Zaozirny. Mr. Wallace presided as Chair of the Committee. The Audit Committee met eight times in 2006.

Finance Committee

The Finance Committee was formed in 2004 to review report and make recommendations to the Board of Directors on matters relating to corporate finance, such as the Company’s long-term financial policy, dividend policy and dividends, capitalization, and annual budget and capital expenditures. In addition, the Committee oversees the financial performance and management of the funds under the Company’s retirement plans, reviews in conjunction with the Audit Committee the financial and actuarial assumptions used for the determination of the future liabilities of the Company’s retirement plans, as well as monitors the adequacy of the Company’s information systems and the performance of the Company’s investor relations program. The Committee may conduct or authorize investigations into or studies of matters within its scope of responsibilities and may retain, at the Company’s expense, independent counsel or other advisors as it deems appropriate.

During 2006, the members of the Finance Committee were Ms. Hinshaw and Messrs. Grandin, Michel, Price, Sim and Tetrault. Ms. Hinshaw presided as Chair of the Committee. The Finance Committee met five times in 2006. The text of the Charter of the Finance Committee is set out in Schedule “D” to this Proxy Statement, and which may also be viewed on the Company’s website (www.ipsco.com).

This Statement of Corporate Governance Practices has been made by the members of the Governance and Compliance Committee of the Board of Directors.

Signed,

John B. Zaozirny, Chairman
Burton M. Joyce
Jack D. Michaels
Allan S. Olson
Gordon G. Thiessen
D. Murray Wallace

Compensation Committee Interlocks and Insider Participation

No member of the MRCC of the Board currently is, or was during the year ended December 31, 2006, an officer, former officer or employee of the Company of any of its subsidiaries. During the year ended December 31, 2006, no executive officer of the Company served as a member of (a) the compensation committee of another entity in which one of the executive officers of such entity served on the MRCC, (b) the Board of Directors of another entity in which one of the executive officers of such entity served on the Company’s compensation committee, or (c) the compensation committee of another entity in which one of the executive officers of such entity served as a member of the Company’s Board of Directors.

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference any such filings.

The Audit Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial reporting process, including the systems of internal control and the preparation of the financial statements. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2006, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, at the direction of the Committee, the Company maintains a Disclosure Committee to review, assess and ensure the accuracy of the Company’s filings and communications to security holders and the investment community as a whole.

The Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board (United States). In addition, the Committee has discussed with the independent registered public accounting firm the firm’s independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and SEC regulations, considered the compatibility of non-audit services with the independent registered public accounting firm’s independence, and discussed matters required under SAS 61 (Codification of Statements on Auditing Standards).

The Company’s management is responsible for the preparation and integrity of the Company’s financial statements, establishing and maintaining adequate internal control over financial reporting, and for management’s report on internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for attesting to management’s report on internal control over financial reporting, and its opinion on whether the Company maintained effective internal control over financial reporting. The Committee’s responsibility in this regard is to oversee the Company’s financial reporting process and internal control over financial reporting. Throughout the year the Committee monitored the Company’s progress toward compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and was satisfied that the Company would conclude that internal control over financial reporting would be effective as of December 31, 2006. Management, in fact, concluded that the Company’s internal control over financial reporting was effective as of December 31, 2006. The independent registered public accounting firm provided an attestation that management’s assessment was fairly stated in all material respects and the Company maintained effective internal control over financial reporting in all material respects as of December 31, 2006.

The Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC. The Committee also appointed, subject to shareholder ratification, the Company’s independent registered public accounting firm for 2007.

This report has been made by the members of the Audit Committee of the Board of Directors.

Signed,

D. Murray Wallace, Chairman
Michael A. Grandin
Juanita H. Hinshaw
Allan S. Olson
Richard G. Sim
John B. Zaozirny

Directors and Officers Liability Insurance

The Company has renewed as of June 1, 2006, at its expense, directors’ and officers’ liability insurance which has a limit of $75 million per loss and in the aggregate annually. The coverage expires June 1, 2007 and is comprised of three primary types. Two of the forms of coverage apply to liabilities of directors and officers of the Company and its subsidiaries incurred by them in their capacities as directors and officers of the Company and its subsidiaries. Of these two, the first applies where there is no corporate indemnity available. There is no deductible with this coverage. The second applies when the law permits or requires the Company to provide an indemnity to a director or officer. This coverage has a $1 million deductible. The third coverage applies to liabilities of the Company itself arising from securities related actions. This coverage is subject to a $1 million deductible. Premiums of approximately $1.0 million were paid for this coverage. As of December 14, 2006, the Company has purchased an additional $15 million of limit which is only available for non-indemnifiable losses of directors and officers and which has coverage terms which are more favorable than the $75 million coverage. This additional coverage has no deductible and expires on June 1, 2008, and the premium was approximately $0.4 million.

Compensation Discussion and Analysis

As discussed in our Statement of Corporate Governance Practices, the MRCC, or “the Committee”, oversees IPSCO’s executive compensation programs. This compensation discussion and analysis is intended to provide material information regarding the compensation principles, policies and practices used by the MRCC for our senior officers and management personnel, and in particular for our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated officers (referred to in this discussion as the “Named Executive Officers” or “NEO’s”). This discussion supplements the tabular disclosures and other narrative in the “Executive Compensation” section of this Proxy Statement.

Our Philosophy and Objectives

IPSCO’s compensation philosophy is to reward performance that creates shareholder value. Shareholder value, we believe, is enhanced through the three primary objectives of our executive compensation plan, which are to:

•       create a competitive corporate advantage by attracting, retaining and motivating executives whose abilities are complementary, and who together form an executive team that can lead IPSCO to superior performance from the perspective of its shareholders, customers and employees,

•       support a performance-oriented environment that rewards through the payment of annual incentive cash bonuses superior achievement of the Company’s financial and non-financial goals and recognizes Company performance relative to the performance of companies that possess similar attributes and

•       compensate executives for the development and execution of long-term strategic goals in conjunction with the enhancement of shareholder value through equity-based, long-term performance awards.

Compensation Practices

Overseeing Management

Our compensation practices are the result of a continuing interaction between the Committee and management. While the Committee operates in accordance with its mandate as set by the Board of Directors, and determines its procedures and priorities, as noted in our Statement of Corporate Governance Practices, it is the role of management to operate the business and it is the role of the Board (and therefore its delegate, the Committee) to oversee management’s actions. Accordingly, except in respect of the CEO, recommendations on matters such as compensation policies, bonus arrangements, targets and appropriate long-term plans are typically first generated by management. Such recommendations result from reports and discussions of compensation consultants with the Company’s executives and with the Committee, proposals developed by the Committee, as well as from discussions with the CEO and other members of senior management. A high level of trust, cooperation and communication exists between senior management and the Committee, which we believe has led to an effective compensation program.

Independent Advice

In 2006, and in certain prior years, Mercer Human Resources Consulting (“Mercer”) was retained by the Committee to provide independent advice, compensation analysis and other information for compensation recommendations such as peer group identification, total compensation benchmarking, incentive plan design and performance calibration. The Committee retained Mercer following a comprehensive selection process in 2004 involving a thorough review and analysis of proposals submitted by numerous internationally recognized executive compensation consulting firms. The Committee did not utilize the services of Mercer extensively in 2006 as the current executive compensation plan has not been significantly altered since the original recommendations were made by Mercer in 2005 and approved by the Committee and Board of Directors. Mercer reports directly to the Committee in accordance with the Committee’s Charter which permits the Committee to retain and discharge consultants in its discretion. In addition, Aon Consulting, Inc. (“AON”) has been engaged by the Company both in 2006 and for prior years to provide objective executive pension and defined benefit/contribution plan consulting, actuarial and administration services. The consulting assignments undertaken by Mercer were primarily focused on the compensation for senior officers including the NEO’s. The consulting assignments undertaken by AON were broader based but also focused on valuation of certain senior officer compensation programs including the Supplemental Executive Retirement Plan and the Change in Control Agreements. Please refer to the “Executive Compensation” section of this Proxy Statement for a more detailed discussion of the noted plan and agreements.

Stock Ownership Guidelines

We have adopted stock ownership guidelines to encourage executive officers to develop a sizable equity stake in the Company and thereby further align the interests of management and IPSCO’s shareholders. NEO’s and other executives are expected to use net shares obtained under restricted share awards (after satisfying taxes) or shares owned from any other acquisitions, to establish a significant level of direct ownership in the Company. The guideline number of shares ranges from 75,000 shares for Mr. Sutherland to 25,000 shares for Ms. Avril and Mr. Tulloch, to 10,000 shares for all other senior officers. Under the guidelines, senior officers have five years to achieve ownership of the guideline number of shares (seven years for senior officers who receive their first long-term performance award subsequent to July 1, 2005). Additionally, the NEO’s and other senior officers are required to hold at least 50% of any vested shares received as a long-term performance award until they reach the minimum required number of shares. The Committee monitors annually each senior officer’s continuing compliance with the stock ownership guidelines, or if applicable, the senior officer’s progress towards achieving the ownership guidelines. All the NEO’s and other senior officers complied with the stock ownership guidelines during 2006, or were on target to satisfy the stock ownership guidelines within the period for compliance. The Committee reserves the right to impose appropriate equity/award adjustments, such as a pro rata reduction of the long-term performance awards, if a senior officer fails to satisfy the guidelines.

Benchmarking

We believe that understanding our organization’s competitive pay position relative to the marketplace is critical to attracting, retaining and motivating our executives. Therefore, benchmarking forms a fundamental part of our compensation practices. For example, target base salary is set at 90% of the median for comparable positions in comparable companies. In addition, each of the short-term and long-term incentive plans considers the Company’s performance relative to our peer group (as described below).

Every three to five years, with the assistance of an independent compensation consultant, we review national surveys of base and total compensation of senior officers in manufacturing companies with sales, assets and capital structures comparable to IPSCO. The last competitive benchmarking survey was conducted in late 2004 with the assistance of Mercer and the findings and recommendations made pursuant to the survey were reviewed and approved by the Committee in 2005. At that time, we carefully considered the following factors in order to identify an appropriate peer group:

•       Industry—using a match of Standard Industrial Classifications (SIC) and North American Classification System (NAICS) codes

•       Geography—based on the locations of business operations and availability of executive talent

•       Financial Criteria—based upon a combination of specific financial metrics, including revenue, assets, net income and market capitalization levels

•       Competition—those organizations competing with the Company for talent and business.

As a result of this review, and further updating to reflect changes due to steel industry consolidation, and mergers and acquisitions since 2004, such as the purchase of Maverick Tube Corporation by Tenaris, our peer group for 2006 was made up of:  Commercial Metals Co.; Nucor Corp.; Oregon Steel Mills Inc.; Reliance Steel & Aluminum Co.; Steel Dynamics Inc.; Worthington Industries, Inc.; AK Steel Holding Corp.; Carpenter Technology Corp.; Lone Star Technologies Inc.; United States Steel Corporation; Ryerson Tull, Inc.; Quanex Corp.; Algoma Steel Inc.; Dofasco Inc.; and Gerdau Ameristeel CP. We believe it is appropriate to compare IPSCO’s performance and compensation practices to this peer group. As a result of the regular M&A activity in the steel industry, the peer group will require modification from time to time. The Company has determined that as a result of the acquisitions of Oregon Steel Mills Inc. and Dofasco Inc. by other steel companies, these two companies will not be replaced in the peer group in 2007.

Compensation Cycle

In 2006, our compensation review cycle was a 12-month period (in some past years when depressed business conditions warranted, the cycle had been extended to 15 and 18 months). The cycle has never been shorter than 12 months or longer than 18 months. In order to ensure ongoing performance management, compensation events have been staggered between the first three quarters of the compensation cycle, usually in February, April and July. Yearly performance reviews are conducted with respect to each of the NEO’s and other employees. The merit review process for officers (other than the CEO) begins in the first quarter of each fiscal year. Base salary adjustments for such officers are usually made effective April 1st. In the case of Mr. Sutherland, our Chief Executive Officer, base salary adjustments are usually made effective October 1st. The Committee, working closely with the Vice President and Chief Human Resources Officer and our compensation consultant, reviews Mr. Sutherland’s base salary in light of the compensation data gathered from a review of chief executive compensation from our peer group and his merit review, and thereafter makes its salary recommendations to the full Board for approval. For a more detailed discussion of Mr. Sutherland’s compensation, please refer to the “Executive Compensation” section of this Proxy Statement. Annual performance award eligibility and participation levels are generally presented to the Committee by the CEO for review and approval in February. Similarly, long-term performance award participation is generally presented to the Committee by the CEO for review and approval in July or August depending upon the scheduling of Board meetings. Occasionally, annual and long-term performance awards are made at other meetings in cases such as new hires or promotions, but are pro-rated to the compensation period covered.

Equity grants of restricted shares and performance units are “valued” at the closing price of the Company’s shares on the TSX as of the day prior to the Committee’s approval of such grants. This value is reported in our related U.S. Section 16 EDGAR filings and Canadian insider report SEDI filings. There have been no exceptions to this procedure. We do not “time” or “spring-load” equity-based compensation awards to coincide with low-points in the Company’s stock price or major earnings announcements.

Compensation Components

Mr. Sutherland’s total compensation, like that of the other NEO’s and other senior officers, is divided into: (1) base salary; (2) an annual performance bonus (“AIP”); (3) a long-term performance award comprised of restricted shares and performance units (“LTIP”); and (4) retirement, change of control and other benefits. In setting such salary, the Committee reviewed bench-marking market data provided by our compensation consultant, a tally sheet setting out Mr. Sutherland’s total compensation package, and updated Market Data regarding the performance of the peer group.

Each component of our executive compensation program is discussed below in further detail.

Base Salary

A portion of executive compensation should be fixed in order for us to attract and retain qualified executives in a competitive market, as well as to provide our executives with the degree of financial security necessary to enable them to make managerial decisions focused on the long-term profitability of the Company. Base salary forms the only “fixed cash portion” of our executive compensation program.

The Committee determines base salary ranges through competitive bench-marking derived from market data (collectively the “Market Data”) for similar positions in comparable industrial companies. We review national surveys of the base and total compensation of senior officers in manufacturing companies with sales, assets and capital structures comparable to IPSCO. This allows the Committee to make cross-job comparison between our executive officers and those at other manufacturing companies and to determine the appropriate Market Data. Following this review, the Committee sets the target base salary for each of our senior officers, including our CEO, at approximately 90% of the median of the Market Data for comparable positions in such other companies. The Committee sets target base salaries at 10% below the peer group median and puts more emphasis on our performance based short and long term incentive compensation elements of the total pay opportunity of the NEO’s and our senior officers. In determining individual salaries and comparable positions, the Committee also considers the scope of the executive’s job responsibilities, individual contributions, market conditions, and experience in position, the Company’s salary budget guidelines and current compensation compared to peer companies.

Pay adjustments are based on a review of prevailing trends for merit increases in our industry and employee groups in comparable industrial companies and to reflect inflation, while continuing to target base salaries at approximately 90% of the noted median. In 2006, except for the CEO who received an increase of 11%, we granted salary increases of 3.0% to 3.7% for NEO’s and other executive officers whose performance was evaluated as meets expectations and 5.2% to 8% for NEO’s and other executive officers whose performance was evaluated as exceeds expectations. There is no assurance of future base salary increase to the NEO’s.

The Committee, in conjunction with final approval by the Board, conducts a formal evaluation of the performance of Mr. Sutherland, the President and Chief Executive Officer, for purposes of potential salary adjustment each year, usually in October. This review covers his responsibilities as lead executive in the Company. Based on this, and applying the compensation mix and principles noted above, the Committee assesses Mr. Sutherland’s salary and makes recommendations to the full Board. The Committee reviews the recommendations of the CEO as to the compensation increases for the other NEO’s. It was recommended that the Board of Directors give Mr. Sutherland an 11% increase in 2006 in recognition of his effective performance and the Company’s superior financial performance under his leadership. Mr. Sutherland participates in the Company’s benefit plans available to other U.S. salaried employees, including the retirement benefit plans that are available to other executive officers and which are discussed in the “Executive Compensation” section of this Proxy Statement. Mr. Sutherland’s participation is on the same basis as our other executive officers.

The Committee believes that, based upon most recent comparisons to the peer group as provided by the consultant retained by the Committee Mr. Sutherland’s compensation in 2006 met the Committee’s goals as described above in “Our Philosophy and Objectives.”

The table below sets out the percentage increases in base salary for 2006 for the NEO’s, and the percentage of base salary for AIP and LTIP (at target) for the NEO’s. For purposes of this table and all future amounts related to Mr. MacPhail, all compensation amounts have been converted to U.S. currency.

Name	2006 Base Compensation Increase	Annual Base Salary	AIP as percentage of base salary	LTIP as a percentage of base salary (at target level)
Mr. Sutherland	11%	$600,000	214%	344%
Ms. Avril	6%	$328,500	194%	224%
Mr. Tulloch	8%	$350,000	190%	253%
Mr. MacPhail	3%	$308,615	155%	153%
Mr. Britten	5%	$270,000	158%	201%

Annual Performance Incentives

We provide an annual performance incentive plan for our NEO’s and approximately 140 other salaried employees. Annual performance awards to our senior officers, to the extent awards are earned, are made pursuant to the IPSCO Inc. Senior Officer Annual Incentive Plan (“AIP” or the “Plan”). The Plan, which forms part of our executives’ variable compensation is designed to provide incentive for participating executives to maximize IPSCO’s return on capital employed, or “ROCE”.

The annual performance criteria are determined by the Committee taking into consideration recommendations to the Committee by the Chief Executive Officer. The annual performance period coincides with the beginning and end of the Company’s fiscal year to encourage effective annual planning, spotlight necessary short-term corporate actions and increase profitability through focused annual performance. For the 2006 fiscal year, senior management recommended, and the Committee approved, a total annual incentive compensation payout of $3,492,765 for the NEO’S up 7 % from the total annual incentive compensation payout for NEO’s for the fiscal 2005 year.

The Plan’s performance objectives for fiscal 2006 were based on a matrix that captured the Company’s absolute ROCE, as well as IPSCO’s percentile ranking of ROCE relative to the peer group, as follows:

ROCE Performance Matrix Annual Incentive Award

(as a % of Target Opportunity)

	75%ile	0%	75%	150%	225%	250%	300%
Performance Relative to Peers	62.5%ile	0%	68%	125%	187%	250%	275%
ROCE	Median	0%	50%	100%	150%	200%	250%
(% ile of peers)	37.5%ile	0%	0%	75%	112%	150%	200%
	<25%ile	0%	0%	50%	75%	100%	150%
	<5%	< 5%	5%	8%	11%	14%	>20%
	Absolute Performance Return on ROCE

The target goal called “Absolute Performance” is calibrated to IPSCO’s estimated cost of capital. For example, the target goal of 8% yields an award level of 100% of target at the median. This 8% target goal approximates IPSCO’s current cost of capital of 7.5% to 8.5%. The threshold goal of 5% yields an award level of 50% of target at the median. This goal maintains 300 basis points of performance between the target and threshold. Awards are interpolated for performance falling between discrete points on the matrix. However, if ROCE is below 8%, no awards will be paid for performance below the median relative to the peer group. If ROCE is below 5% no awards will be paid, regardless of Company performance relative to the peer group. Awards are uncapped at increasing levels of ROCE (e.g., 26% ROCE and at or above the 75th percentile relative to the peer group earns 350% of target payout), but only if relative ROCE is at or above the 75th percentile of the peer group. Awards are capped by the table if relative ROCE is below the 75th percentile relative to the peer group.

For this component of our compensation plan, “return on capital employed” is defined as a measure of the returns that the Company is realizing from its capital, generally calculated as profit before interest and tax divided by the difference between total assets and current liabilities. The resulting ratio represents the efficiency with which capital is being utilized to generate revenue.

ROCE, as used in the matrix set out above, is specifically defined as follows:

After-tax operating profit + tax-affected Depreciation/Amortization charge
ROCE =	Total Net Assets – Non-interest bearing current Liabilities – Cash and short-term investments + Accumulated Depreciation and amortization minus construction in progress

For the purposes of this definition, the tax rate in “after-tax operating profit” and “tax-affected Depreciation/Amortization charge” is assumed at 37% for both IPSCO and the peer group in order to normalize for tax-loss carry-forwards, depreciation approaches and other tax related accounting issues. “Construction in progress” is excluded from the capital base to reflect that capital expenditures are not counted as part of capital until they become operational. Given the cyclicality of our business, cash in excess of $50 million is excluded from the capital base as only the CEO, CFO and Board of Directors directly influence decisions related to “excess cash”. “Deferred tax liabilities” are considered a quasi-equity account and are included in the capital base. Acquisitions are excluded from the ROCE calculations until six months following the close of the transaction. Accordingly, the assets acquired as a result of the NS Group acquisition in the fourth quarter of 2006 were excluded from the determination of bonus payments under AIP for 2006.

In addition to the annual incentive based on ROCE, each of our senior officers (including the NEO’s), was eligible for an additional annual performance award of up to 10% of his or her base salary upon the achievement of previously approved individual performance goals. The additional 10% bonus for the CEO is based upon the achievement of annual corporate objectives, which cover three categories, generally weighted as follows: (1) Profitability Objectives (50%), which include achieving targeted consolidated operating income, free cash flow and ROCE, while holding threshold operating expenses; (2) Strategic Objectives (30%), which include the identification and pursuit of opportunities for the profitable growth of the Company through potential acquisitions, mergers and other initiatives; and (3) Cultural Objectives (20%), which include achieving target safety goals, environmental compliance and continuous corporate improvements through programs such as Six Sigma and the integration of Lean techniques to realize targeted savings. Each senior officer, other than the CEO, sets annual personal objectives, which are approved by the CEO at the beginning of the year. Prior to the Committee’s review and approval of annual bonuses, the senior officers are evaluated on their individual performance objectives and, if appropriate, are recommended by the CEO for an award of all, a portion or none of the discretionary segment of their bonus multiplied by the percentage completion of the corporate objectives discussed for the CEO’S additional 10% opportunity.

The fiscal 2006 target percentages and actual payouts, including the 10% individual performance goals for Ms. Avril and Messrs. Tulloch, MacPhail, and Britten, and the 10% annual corporate objective for Mr. Sutherland were as follows:

Name and Position	2006 Target (% of salary)	2006 Payout ($)
David Sutherland, President and Chief Executive Officer	70%	1,282,050
Vicki Avril, Senior Vice President and Chief Financial Officer	60%	637,671
John Tulloch, Executive Vice President and Chief Commercial Officer	60%	666,181
Peter MacPhail, Vice President, Primary Operations	50%	479,321
David Britten, Vice President—Corporate Development	50%	427,535

In addition to achieving the target noted above, the NEO must be an active employee at the end of the performance period in order to receive an award under the AIP. If an NEO dies, retires or becomes disabled to the point that he or she can no longer perform the essential functions of his or her position, then such executive will receive a pro-rated award based on the portion of the full year actively worked prior to death, retirement or disability, as the case may be.

We believe the Plan has proved effective, and is indeed rationally connected to our stated philosophy to create and support a performance-oriented environment that rewards achievement of the Company’s financial and non-financial goals and recognizes company performance compared to the performance of companies that possess similar attributes. This is demonstrated in annual incentive plan payments made in 2005 and 2006 when ROCE was 28.80% and 28.65%, respectively which were in the 75th percentile as compared to our peer group quartile in each of the two years.

Long-Term Incentive Compensation

Notwithstanding the importance of strong annual results, we recognize that adding balance to short term incentives by designing compensation elements that recognize and motivate long-term strategic management are necessary to the enhancement of shareholder value over time.

Accordingly, we also provide long-term performance awards (the “LTIP”) to our NEO’s and approximately 80 other key employees through the IPSCO Inc. Incentive Share Plan (the “Share Plan”). As noted, the LTIP is intended as a form of balance to AIP. Like AIP, compensation paid under the LTIP is performance based. However, unlike AIP, compensation under the LTIP is in the form of equity (restricted shares and performance units rather than cash) and is time-based. Senior officers (including the NEO’s) earn compensation under the LTIP based on IPSCO’s financial performance during the LTIP’s performance period. The performance period under the 2006 LTIP awards commenced July 1 and lasts for three years. In 2006, the target award under the LTIP for the performance period was divided equally between:

•       Restricted Shares of IPSCO common stock

•       Performance Units (a unit initially equaling one share of common stock).

Due to Canadian tax regulations, Mr. MacPhail, who resides in Canada, received his entire LTIP award in the form of performance units, with 50% of the award treated identically to the treatment of the restricted shares received by our U.S. NEO’s, and 50% treated identically to the treatment of performance units received by U.S. based NEO’s.

We determined the target award by multiplying 90% of each NEO’s annual base salary (1) (135% for Mr. Sutherland and 110% for Ms. Avril and Mr. Tulloch) as of the beginning of the performance period and dividing by the prior six month average daily closing price of IPSCO’s common shares, and limiting any increase or decrease in the resulting number of shares or performance units as compared to the prior year’s target award by a collar of plus or minus 20%. The Committee uses the “collar” in determining annual awards to minimize the volatility of annual awards that may result due to extreme fluctuations in stock price. This approach provides a relatively stable “value” to awards and prevents drastically increased share awards when the stock price is at a low point in the cycle or drastically reduced share awards when the stock price is at a high point in the cycle.

•       The restricted share portion of the 2006 LTIP award will be earned if the Company achieves cumulative net income of $300 million as reported by the Company from July 1, 2006 through June 30, 2009, and the participant remains employed by the Company for that three year vesting period.

•       The payout of the performance unit portion of the 2006 LTIP award is based upon IPSCO’s three-year average ROCE for the performance period relative to the three-year average ROCE of a group of steel industry peer companies selected by the Committee and its compensation consultant and requires the participant to remain employed by the Company for the three year vesting period. The matrix for determination of the payment of the award is capped at 200% of the target number of shares if the three-year average of IPSCO’s ROCE meets specified levels with ROCE calculated in the same manner as described in the “Annual Performance Incentives” section above.

The matrix used for the Performance Unit Portion of 2006 LTIP award is set out as follows:

	>75%ile	0%	100%	150%	175%	200%
	62.5%ile	0%	75%	125%	150%	175%
Performance Relative to Peers 3-Year Average ROCE	Median	0%	50%	100%	125%	150%
	37.5%ile	0%	0%	50%	75%	100%
	<25%ile	0%	0%	25%	38%	50%
		<5%	5%	8%	11%	14%
	Absolute Performance 3-year average ROCE

Performance Units Granted  ×  Derived Percentage in Matrix  =
Number of Units Earned  ×  Stock Price End of Period  =  Actual Award Value

The Committee believes that making one portion of the award contingent on the achievement of cumulative net income and the rest on ROCE strikes the appropriate balance of rewarding senior officers for both performing well and performing well relative to the peer group. The Committee also intends that equity compensation provide a direct link between (1) managerial rewards and share-price appreciation or depreciation, as the case may be, since the payout from restricted shares/performance units changes dollar for dollar with changes in the stock price, as well as with (2) total shareholder return since restricted shares include the right to receive dividends and executives may elect to avoid dividends in favor of share purchases.

(1)	Base salary times applicable percentage	= target award
prior six month average daily closing price of IPSCO’s common shares

The LTIP replaces the use of stock options with restricted shares and performance units. In the Committee’s opinion, the use of restricted shares and performance units accomplishes retention of key executive talent and motivates long term strategic management of the Company and enhancement of shareholder value in the current economy and our cyclical industry in a manner that measures the success of IPSCO’s achievement of its goals more objectively than if the participants in these long term incentive plans were merely subjected to volatility of the equity markets.

Retirement Plans

Except for Mr. MacPhail who works and resides in Canada, all of our senior officers (including the Chief Executive Officer) are based in the United States and participate in the IPSCO Enterprises Inc. Retirement Savings and Profit Sharing Plan (the “401(k) Plan”) on the same terms and conditions that apply to all of our other U.S. resident employees. Under the 401(k) Plan, the Company matches employee tax-deferred contributions, dollar for dollar, up to a maximum of 5% of the employee’s salary subject to IRS limitations. These contributions vest immediately. In the case of U.S. based senior officers, we accrue in a “shadow” plan (the “Shadow 401(k) Plan”) an unfunded amount equal to the 401(k) matching contribution the executive would have received if not for the IRS limits. In addition, the Company makes a profit sharing contribution to the 401(k) Plan on behalf of each employee for each plan year in which IPSCO’s target profit objectives are met and the employee has contributed at least $500 to the account. These contributions are invested in the Company’s Common Stock through purchases made on the open market. In Canada, the Company makes a profit sharing contribution to an employee’s Deferred Profit Sharing Plan for each plan year in which IPSCO’s target profit objectives are met and the employee has contributed at least $500 to the account.

In addition, the U.S. based NEO’S and the four other U.S. based senior officers participate in our Supplemental Executive Retirement Plan (“U.S. SERP”). The U.S. SERP provides an unfunded unreduced defined pension benefit at the senior officer’s retirement at or after age 62 equivalent to 2% per year of service multiplied by the average earnings of the senior officer during the three consecutive years during which the senior officer’s compensation, including the annual incentive bonuses received subsequent to 2004, was highest. The amount of pension benefit payable from the U.S. SERP is reduced by any amounts payable under a similar program in Canada and other qualified retirement plans in the United States and the Shadow 401(k) Plan (as described herein). In the case of the U.S. resident senior executives, we accrue in a “shadow” plan (the “Shadow 401(k) Plan”) an unfunded amount equal to the 401(k) matching contribution the executive would have received if not for the IRS Qualified Annual Compensation Limit ($220,000 in 2006). The maximum amount of accrual to the “shadow” plan equals the employee’s actual contributions up to 100% of the maximum elective deferral limit under IRS rules ($20,000 for executives age 50 or more in 2006, $15,000 for executives under age 50). The senior officer who is based in Canada participates in the Canadian defined benefit plans and IPSCO’s Canadian group health and welfare benefit plans on the same terms and conditions that apply to other Canada-based IPSCO employees, except that normal retirement is defined for this senior officer as age 62 (the same as for U.S. based senior officers) for pension plan purposes rather than 65, the normal retirement age for other Canada-based employees. Additional details regarding the supplemental portions of the U.S. SERP are provided in the “Executive Compensation” section of this Proxy Statement following the Pension Plan Table.

We also permit senior officers based in the United States to defer a portion of their salary and annual incentive bonus pursuant to certain non-qualified deferred compensation arrangements maintained by the Company, one of which credits the deferrals with interest at the greater of the prime rate or treasury bill rate, and the other of which hypothetically invests the deferrals into shares of IPSCO stock, and ultimately distributes an amount based on the market value of IPSCO stock at the date of distribution. The latter deferrals are reported monthly by participating insiders on EDGAR via Form 4 filings in the United States and via SEDI in Canada.

We have designed our retirement plans to retain key executive talent and to provide an overall executive compensation package competitive with that provided by companies in our peer group.

Perquisites and Other Benefits

We annually review the perquisites made available to our NEO’s. The perquisites made available for NEO’s and other senior officers are income tax return preparation services and an annual executive health assessment and physical examination. Senior management participates in the Company’s other health benefit plans, insurance programs and vacation/holiday schedules on the same terms as other employees.

NEO’s do not receive any other perquisites. As set out in the Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement, the perquisites do not exceed the threshold amount of $10,000 for each of the NEO’s in 2006 and therefore are not separately identified.

Change of Control

In order to be able to attract and retain top executive talent in the current climate of mergers and acquisitions, we believe it is prudent to have change of control arrangements with our NEO’s and other senior management that secure compensation and benefits if they lose their jobs under certain circumstances where control of the Company has changed hands. Accordingly, we have entered into change of control agreements with the Named Executive Officers except for Mr. MacPhail, as well as six other executives. We believe these change of control agreements also help ensure that our key management team stays intact before and during a change of control, thereby maximizing potential shareholder value if a change of control situation should arise.

The change of control benefits are payable only in the event of a “double trigger”. That is, not only must a change of control (as defined in the agreement) occur, but the executive must also either be terminated without cause or the executive terminates for “good reason” (as such term is defined in the agreement). In order to receive benefits under the agreement the executive must terminate within two years following or six months preceding a change of control.

If an “involuntary termination” (as defined in the agreement) under the change of control plans in effect on December 31, 2006 had taken place on that date, the total payments to all NEO’s and all other executives covered under these agreements would be approximately 0.9 % of the value of IPSCO as measured by market capitalization. Please refer to the the “Executive Compensation” section of this Proxy Statement for tabular disclosure of change of control termination benefits for each NEO, based upon a hypothetical termination date of December 31, 2006.

Tax Treatment and Accounting

Internal Revenue Code Section 162(m) caps a public company’s corporate income tax deduction at $1 million per year for amounts paid to each of its top five executive officers. However, the provision includes an important exception for performance-based pay plans, provided the plans are pre-approved by the company’s shareholders. As both the AIP and LTIP have been approved by our shareholders and are designed to comply with other requirements, awards made under such Plans in 2006 are intended to constitute “performance-based” compensation that is not subject to the Code Section 162(m) deduction limit and therefore is fully deductible by the Company for federal income tax purposes. Although the Committee seeks to design compensation programs and make awards that will be deductible under Section 162(m), in order to retain flexibility, the Committee has not adopted a formal policy that all compensation paid to the NEO’s must be deductible.

Other provisions of the Internal Revenue Code also can affect the compensation decisions which we make. Under Section 280G of the Internal Revenue Code, a 20% excise tax is imposed upon executive officers who receive “excess” payments upon a change in control of a public corporation to the extent the payments received by them exceed an amount approximating three times their average annual compensation. The excise tax applies to all payments over one times annual compensation, determined by a five year average. A company also loses its tax deduction for “excess” payments. Our change of control agreements provide that all benefits made under the arrangements will be “grossed-up” so that we reimburse the executive officer for these tax consequences. Although these gross-up provisions and loss of deductibility would increase the expense to the Company, the Committee believed it important that the effects of this tax code provision not negate the protections that the Company intends to provide by means of the change in control agreements.

In addition, the Internal Revenue Code was recently amended to provide an excise under Section 409A with respect to various features of deferred compensation arrangements, mostly for compensation deferred on or after January 1, 2005. We have made the appropriate changes to our defined contribution and defined benefit plans and employment agreements to help ensure there are no adverse affects on the Company or executive officers as a result of these Code amendments. We do not expect these changes to have a material tax or financial consequence on the Company.

The Company has calculated and discussed with the Committee the accounting treatment and tax impact to the Company and the executives of each of its cash and equity compensation awards and agreements. As noted above, the Company has reconsidered its management incentive plan in light of Section 162(m) considerations and has taken steps to ensure that bonuses to NEO’s will be deductible. The Company also calculates and monitors the FAS 123R accounting expense related to equity compensation. To date, the FAS 123R expense has not been a significant factor in setting or changing equity compensation grant practices.

Committee Report

The duties and responsibilities of the Management Resources and Compensation Committee of the Board of Directors of IPSCO Inc. are set forth in the written charter adopted by the Board, which may be viewed on our website (www.ipsco.com). The Committee reviews and reassesses its charter annually and, when appropriate, makes recommendations for changes to the full Board for its approval.

As part of the exercise of its duties, the Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this Proxy Statement. Based upon such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated by reference into our annual report to shareholders filed on Form 10-K and included in this Proxy Statement.

Signed,

Jack Michaels, Chairman
Burton M. Joyce
Bernard M. Michel
Arthur R. Price
Roger E. Tetrault
Gordon Thiessen

EXECUTIVE COMPENSATION

The following table sets out the annual compensation for services to the Company of our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers” or “NEO’s”) during 2006.

SUMMARY COMPENSATION

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total Compensation(8)(9) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David Sutherland	2006	555,000	—	1,743,936	—	1,282,050	3,092,173	79,794	6,752,953
President and Chief Executive Officer
Vicki Avril	2006	323,875	—	556,776	—	637,671	49,042	39,565	1,606,930
Senior Vice President and Chief Financial Officer
John Tulloch	2006	343,750	—	697,572	—	666,188	1,928,109	40,132	3,675,751
Executive Vice President Steel and Chief Commercial Officer
Peter MacPhail	2006	306,080	—	1,103,530	—	479,321	845,162	19,081	2,753,174
Vice President of Primary Operations
David Britten	2006	266,625	—	454,474	—	427,535	322,693	35,572	1,506,898
Vice President Corporate Development

(1)          The amounts set out in column (c) reflect the base salary earned by each NEO during the year. Please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement for a more detailed explanation of how base salary was determined and its interrelationship with the other components of our executive compensation plan.

(2)          As noted in this Proxy Statement, annual bonus awards pursuant to the Annual Incentive Plan are earned only upon the satisfaction of pre-determined performance targets of ROCE that are uncertain to be met at the time the Committee approves the targets and communicates them to the NEO’s. Therefore, payments made under the Annual Incentive Plan are reported in the Non-Equity Incentive Plan Compensation, column (g), in accordance with SEC guidance.

(3)          The values noted in column (e) represent the value of restricted shares and performance units based on FAS 123R value recognized for financial statement purposes in 2006 for awards in 2006 and in prior years under the IPSCO Inc. Incentive Share Plan. Dividends (and dividend equivalents in the case of performance units) are not included in the calculation. The following table contains the FAS 123R expense by year of grant that comprise the total of column (e). The amounts included in this column take into account awards granted in 2003, 2004, 2005 and 2006. For 2003 awards, an expense for one-half the year was recorded since the 2003 award fully vested July 23, 2006. For 2006 awards, an expense for one-half of the 2006 award was recorded since the 2006 award was granted in July of 2006.

	2006 ($)	2005 ($)	2004 ($)	2003 ($)	Total ($)
Mr. Sutherland	515,856	845,604	313,655	68,821	1,743,936
Ms. Avril	184,234	302,002	70,540	—	556,776
Mr. Tulloch	221,081	362,402	96,785	17,304	697,572
Mr. MacPhail	117,910	193,281	432,882	359,457	1,103,530
Mr. Britten	135,597	222,273	82,447	14,157	454,474

(4)          No options were awarded in 2006. In 2003, our Board of Directors, at the Committee’s recommendation, changed its practice with respect to equity compensation by awarding restricted shares and performance units under the IPSCO Inc. Incentive Share Plan in lieu of stock options and accordingly no expense in 2006 was recognized for option awards. See column (e) for data regarding restricted share and performance unit awards made in 2006.

(5)          The values noted in column (g) represent the dollar value of all non-equity performance based compensation earned by the NEO in 2006 under the Annual Incentive Plan. A further description of this Plan is contained in the “Compensation Discussion and Analysis” section of this Proxy Statement.

(6)          The values noted in column (h) represent the dollar value of the annual change in the actuarial value of all qualified and non-qualified defined benefit pension plans and arrangements. The increase in the incremental value for 2006 is in large part related to the removal of the compensation cap on the pension benefit calculations that formerly “capped” compensation at $160,000 if the participant retired prior to age 60. Please refer to the “Pension Benefits” and “Nonqualified Deferred Compensation” tables below for a further discussion of our pension and deferred compensation arrangements.

(7)          The values noted in column (i) reflect the premiums paid by the Company for term life insurance, amounts received under the IPSCO Enterprises Inc. Employee Profit Sharing Plan and 401(k) matching contributions, and dividends or dividend equivalents received on stock-based awards broken down as follows. As noted in the “Perquisites and Other Benefits” section of the “Compensation Discussion and Analysis” section of this Proxy Statement, no other benefits exceed the $10,000 threshold amount for each of the NEO’s.

	Year	Life Insurance Premiums ($)	401(k) Matching Contribution and Profit Sharing ($)	Dividends ($)	Total ($)
Mr. Sutherland	2006	3,540	20,396	55,858	79,794
Ms. Avril	2006	3,494	20,396	15,675	39,565
Mr. Tulloch	2006	3,540	20,396	16,196	40,132
Mr. MacPhail	2006	2,751	9,396	6,934	19,081
Mr. Britten	2006	2,867	20,396	12,309	35,572

(8)          The values noted in column (j) reflect the dollar value of the NEO’s total compensation for 2006 (i.e., the sum of columns (c) through (i)).

(9)          Mr. MacPhail’s compensation is paid in Canadian dollars and for purposes of this table his Canadian dollar compensation was converted to U.S. dollars utilizing an average conversion rate for 2006 of 1.1341 Canadian dollars for each U.S. dollar.

A detailed description of each of the noted compensation components is set out in the “Compensation Discussion and Analysis” section of this Proxy Statement. The information provided above in the Summary Compensation Table reflects our compensation philosophy, and in particular, the weighting of the variable, performance-based elements of the NEO’s compensation opportunity in comparison to the base salary portion. That is, base salary is the smallest portion of our executive compensation program for 2006, representing less than 12% of the total compensation opportunity, while variable elements made up the biggest portions, with 22% consisting of annual performance bonus and 28% consisting of long-term performance compensation. All other components of our executive compensation plan are, in part, measured relative to base salary levels. Target bonuses (discussed below) are expressed as a percentage of base salary. Additionally, base salary is used in determining pension benefit percentages and termination payments (discussed below). Consequently, each dollar increase in base salary has positive potential repercussions on the other components.

The following table supplements the Summary Compensation Table by setting out the estimated future payouts of awards made to NEO’s pursuant to our Share Plan and AIP (as described herein) in 2006.

GRANTS OF PLAN-BASED AWARDS

								All Other	All Other
								Stock	Option
								Awards:	Awards:
		Estimated Future Payouts Under			Estimated Future Payouts			Number	Number of	Exercise or	Grant Date
		Non-Equity Incentive			Under Equity Incentive			of Shares	Securities	Base Price	Value of
		Plan Awards(1)			Plan Awards(2)			of Stock	Underlying	of Option	Stock
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards(3)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Share)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Mr. Sutherland	2/02/06	194,250	388,500	3,000,000	—	—	—
	7/29/06	—	—	—	11,200	11,200	11,200	—	—	—	1,031,348
	7/29/06	—	—	—	5,600	11,200	22,400				2,062,695
Ms. Avril	2/02/06	97,163	194,325	3,000,000	—	—	—
	7/29/06	—	—	—	4,000	4,000	4,000	—	—	—	368,338
	7/29/06	—	—	—	2,000	4,000	8,000				736,677
Mr. Tulloch	2/02/06	103,125	206,250	3,000,000	—	—	—
	7/29/06	—	—	—	4,800	4,800	4,800	—	—	—	442,006
	7/29/06	—	—	—	2,400	4,800	9,600				884,012
Mr. MacPhail	2/02/06	76,500	153,000	3,000,000	—	—	—
	7/29/06	—	—	—	2,560	2,560	2,560	—	—	—	235,737
	7/29/06	—	—	—	1,280	2,560	5,120				471,473
Mr. Britten	2/02/06	66,656	133,313	3,000,000	—	—	—
	7/29/06	—	—	—	2,944	2,944	2,944	—	—	—	271,097
	7/29/06	—	—	—	1,472	2,944	5,888				542,191

(1)          The estimates set out in columns (c), (d) and (e) reflect possible cash bonus awards under the Annual Incentive Plan which were communicated to executives on February 2, 2006. The specific award matrix forming the award opportunities is discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement. We have calculated the “Threshold,” “Target” and “Maximum” values based upon the Company’s 2006 ROCE calculation and applying such to the matrix set out in the “Compensation Discussion and Analysis” section of this Proxy Statement. The maximum amount payable is set forth in the Annual Incentive Plan adopted by shareholders at the 2006 Annual Meeting. Actual Incentive Plan payments earned in 2006 are reported in the Summary Compensation Table as Non-Equity Incentive Plan Compensation.

(2)          The estimates set out in columns (f), (g) and (h) reflect possible future payouts of restricted share awards and vesting of performance unit awards made on July 29, 2006 pursuant to the Share Plan. Except in the case of Mr. MacPhail, the top award data reflects restricted share payment estimates and the data underneath reflects performance unit award estimates. Mr. MacPhail was awarded performance units only. We have calculated the “Threshold,” “Target” and “Maximum” values based upon the Company’s ROCE calculation and applying such to the matrix set out in the “Compensation Discussion and Analysis” section of this Proxy Statement. The amounts in column (l) are assumed to be paid out at the maximum.

(3)          The valuation of the stock awards are further described in Footnote 15 of the Company’s Financial Statements contained in its 2006 Form 10-K filed March 1, 2007.

Equity incentive awards, in the form of restricted shares and performance units, are made under the LTIP pursuant to the Incentive Share Plan. The vesting of grants of restricted shares and performance units are described in the “Long-Term Incentive Compensation” section of the “Compensation Discussion and Analysis” section of this Proxy Statement. As of December 31, 2006, the Committee had awarded stock options, restricted shares and performance units under the Share Plan for a maximum of 694,416 Common Shares, representing 1.5% of the Common Shares issued and outstanding, which could be issued upon the vesting and exercise of the options or the achievement of the objectives set for restricted shares and performance units.

There are 599,148 Common Shares, representing 1.3% of the Company’s issued and outstanding Common Shares, remaining available for awards under the Share Plan assuming that the outstanding performance units vest for the target number of Common Shares possible. The Common Shares remaining available for award could be reduced by 127,844 Common Shares if the performance units vest at the maximum level possible. The Incentive Share Plan was approved by shareholders on April 27, 2005.

Options may be granted under the Share Plan with up to a ten-year expiry date and with a strike price of no less than 100% of the last sale price per share of a board lot of the Common Shares on the TSX, on the last business day on which there was a trade of a board lot prior to the day the option grants are approved by the Board. Options cannot be transferred or assigned by a participant under the Share Plan, other than by will or pursuant to the laws of succession. As noted previously, the Company has not granted options since 2003, electing instead to make awards of restricted shares and performance units.

A restricted share is a Common Share awarded under the Share Plan subject to a restriction period (and typically satisfaction of one or more performance-based criteria) determined by the Committee. Under the Share Plan, the restriction period may not be less than one year. Recipients of restricted shares are generally entitled to receive dividends on and to vote in respect of the Common Shares, but cannot freely trade the Common Shares subject to the award until expiration of the restriction period. Unless otherwise determined by the Committee, if a participant terminates employment with the Company and all subsidiaries for any reason before the expiration of the applicable restriction period, the participant will forfeit any restricted shares that are still subject to a restriction and such shares will be returned to the authorized share pool for re-issuance as awards under the Share Plan. The participant cannot transfer, assign, sell, exchange or pledge restricted shares awarded under the Share Plan during the restriction period. However, the Committee, in its sole discretion, may waive any or all remaining restrictions applicable to restricted shares in the event of the participant’s death, disability or retirement. When restricted shares vest, the participant recognizes ordinary income on the then-market value of the shares, and the Company receives a tax deduction in that same amount.

A performance unit is a non-share unit that may be redeemed by the recipient for shares upon satisfaction of performance objectives specified by the Committee for the applicable performance period and set forth in the award agreement. If the performance objectives are satisfied, the performance unit award recipient will be entitled to shares equal to the number of performance units set forth in the LTIP program for that year, plus dividend equivalents equal to the number of performance units held multiplied by the total dividends, if any, granted per Common Share during the performance period. Settlement may be in the form of Common Shares, cash or a combination thereof, and may be made in lump sum or annual installment payments, as the Committee determines.

Performance units cannot be transferred or assigned by a participant under the Share Plan, other than by will or pursuant to succession laws, unless otherwise determined by the Committee. As is the case with restricted shares, unless otherwise determined by the Committee, if a participant terminates employment with the Company and all subsidiaries for any reason before the expiration of the applicable performance period, his or her performance units and all dividend equivalents relating to the grant shall be forfeited and the Common Shares attributable to the award shall be returned to the authorized share pool for re-issuance as awards under the Share Plan. A participant awarded a performance unit has no rights as a shareholder with respect to any shares covered by the award prior to the date such shares have been recorded on the Company’s official shareholder records as having been issued or transferred to the participant. When performance units vest, the participant recognizes ordinary income on the value of the shares and the Company receives a tax deduction on that same amount.

A discussion of the performance criteria related award matrix and performance period related to the 2006 grants of restricted shares and performance units is set out in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The following table illustrates the potential amounts each NEO might realize under outstanding Share Plan awards. Values are calculated on the market based values of the restricted shares and performance units in question as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mr. Sutherland	—		—	—	—	—	—	—	77,147	7,241,789
Ms. Avril	—		—	—	—	—	—	—	29,240	2,744,759
Mr. Tulloch	—		—	—	—	—	—	—	27,000	2,534,490
Mr. MacPhail	—		—	—	—	—	—	—	16,640	1,561,997
Mr. Britten	18,000	(1)	—	—	$13.95 (CDN)	12/13/10	—	—	19,136	1,796,296
	8,000	(2)			$21.70 (CDN)	07/24/12

(1)          These options were granted to Mr. Britten pursuant to the Share Incentive Plan on December 13, 2000 and vested on December 13, 2001. The options will expire on December 13, 2010 unless previously exercised.

(2)          These options were granted to Mr. Britten pursuant to the Share Incentive Plan on July 24, 2002 and vested on July 24, 2003. The options will expire on July 24, 2012 unless previously exercised.

(3)          The data in column (i) reflects the aggregate “unvested” restricted shares and performance units relating to grants made in 2004, 2005 and 2006, and assumes that threshold goals, as set out in the matrix in the “Compensation Discussion and Analysis” section of this Proxy Statement, have been achieved. The vesting dates of such awards and the equity incentives relating to each such date are set out below. For the purposes of this disclosure, “vested” refers to the date on which the performance period has expired and performance criteria has been achieved making the restricted shares freely tradable and entitling the NEO to exchange his or her performance units for Common Shares or a combination of cash and Common Shares.

	Vesting Dates
Name	May 12, 2007	July 29, 2007	August 5, 2008	July 27, 2009
Mr. Sutherland	—	39,347	21,000	16,800
Ms. Avril	15,740	—	7,500	6,000
Mr. Tulloch	—	10,800	9,000	7,200
Mr. MacPhail	—	8,000	4,800	3,840
Mr. Britten	—	9,200	5,520	4,416

(4)          The values set out in this column represent the number of equity incentive awards disclosed in column (i) multiplied by $93.87, the NYSE closing price of Common Shares at December 29, 2006.

The following table discloses the amounts received upon the exercise of options and vesting of restricted shares and performance units for 2006.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
(a)	(b)	(c)	(d)	(e)
Mr. Sutherland	—	—	45,417	3,856,296
Ms. Avril	—	—	—	—
Mr. Tulloch	—	—	8,800	747,196
Mr. MacPhail	—	—	6,000	574,467
Mr. Britten	—	—	7,200	611,342

(1)          The Company ceased its practice of awarding options in 2003, electing instead to make equity compensation awards in the form of restricted shares and performance units. The data set out in column (d) represents the number of restricted shares that were vested in 2006 to Ms. Avril and Messrs. Sutherland, Tulloch, and Britten and performance units vested to Mr. MacPhail in 2006 with respect to performance-based equity compensation awards made in 2003 under the Share Plan. In 2003, the awards to Messrs. Sutherland, Tulloch, and Britten were entirely in the form of restricted shares and the award to Mr. MacPhail was entirely in performance units.

(2)          The values set out in column (e) for all NEO’s (other than Mr. MacPhail) reflect the closing price of Common Shares (the underlying security of each restricted share) on the TSX on July 21, 2006 of CDN$96.66 converted to U.S. dollars using the Bank of Canada exchange rate on such date of 1.1384. The value set out in column (e) for Mr. MacPhail reflects the closing price of Common Shares (the underlying security of each performance unit granted to Mr. MacPhail) on the TSX on June 30, 2006 of CDN$106.87 converted to U.S. dollars using the Bank of Canada exchange rate on such date of 1.1162 and does not include dividend equivalents in the amount of $6,934.

The following table discloses information regarding the present value of benefits to our NEO’s under the U.S. SERP, the IPSCO Inc. Canadian Supplementary Retirement Benefit Plan (Canadian SRBP) and the Pension Plan for Executives of IPSCO Inc.

PENSION BENEFITS

Name	Plan name(s)(1)	Number of years credited service(2) (#)	Present Value of accumulated benefit(3) ($)	Payments during last fiscal year ($)
(a)	(b)	(c)	(d)	(e)
Mr. Sutherland	U.S. SERP	29.17	6,651,178	Nil
Ms. Avril	U.S. SERP	2.67	60,060	Nil
Mr. Tulloch	U.S. SERP	29.50	4,202,918	Nil
Mr. MacPhail	Canadian SRBP	12.00	966,163	Nil
Mr. Britten	U.S. SERP	21.50	614,687	Nil

(1)          The primary and overall umbrella benefit provided to the NEO’s based in the United States is the U.S. SERP. The primary and overall umbrella benefit provided to the NEO based in Canada is the Canadian SRBP. The NEO’s and four other U.S. based senior officers participate in our Supplemental Executive Retirement Plan (“U.S. SERP”). The U.S. SERP provides an unfunded unreduced defined pension benefit at the senior officer’s retirement at or after age 62 equivalent to 2% per year of service multiplied by the average earnings of the senior officer during the three consecutive years during which the senior officer’s compensation, including the annual incentive bonuses received subsequent to 2004, was highest. The amount of pension benefit payable from the U.S. SERP is reduced by any amounts payable under a similar program in Canada and other qualified retirement plans in the United States and the Shadow 401(k) Plan (as described herein). In the case of the U.S. resident senior executives, we accrue in a “shadow” plan (the “Shadow 401(k) Plan”) an unfunded amount equal to the 401(k) matching contribution the executive would have received if not for the IRS Qualified Annual Compensation Limit ($220,000 in 2006). The maximum amount of accrual to the “shadow” plan equals the employee’s actual contributions up to 100% of the maximum elective deferral limit under IRS rules ($20,000 for executives age 50 or more in 2006, $15,000 for executives under age 50).

The senior officer who is based in Canada participates in the Canadian defined benefit plans and IPSCO’s Canadian group health and welfare benefit plans on the same terms and conditions that apply to other Canada-based IPSCO employees, except that normal retirement is defined for this senior officer as age 62 (the same as for U.S. based senior officers) for pension plan purposes rather than 65, the normal retirement age for other Canada-based employees. No senior executive is granted any additional years of service other than service earned for the actual years of service as an employee of the Company.

(2)          The number of years of service credited to the Named Executive Officer under the noted Plan is computed as of the same plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements for fiscal 2006. No NEO receives credit for any additional years of service under the U.S. SERP or the Canadian SRBP.

(3)          The present value of the benefits described in the chart is the value of the benefits earned to December 31, 2006. Earnings include base salary and for years subsequent to December 31, 2004, annual incentive amounts. Benefits are not capped by the Internal Revenue Code limits applicable to qualified plans. The plan assumptions are as follows:

•       Discount rate is 5.75% for the U.S. SERP and 5.25% for the Canadian SRBP

•       Mortality is the 1994 Group Annuity Mortality Table for males projected to 2015

•       Benefits are payable at the earliest possible date, i.e. age 55 or current age if greater

•       Form of payment is life annuity with 15 years guaranteed.

The following table sets forth information concerning the benefits of our Named Executive Officers under our Shadow 401(k) Plan. This Plan allows for offset contributions by IPSCO to the extent contributions are otherwise limited under other qualified retirement plans. The table also provides information regarding the participation of our Named Executive Officers under the IPSCO Executive Deferred Compensation Incentive Plan and the IPSCO Deferred Compensation Plan.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive contributions in last fiscal year(1)(2) ($)	Registrant contributions in last fiscal year(1)(3) ($)	Aggregate earnings in last fiscal year ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year end ($)
(a)	(b)	(c)	(d)	(e)	(f)
Mr. Sutherland	314,300	9,000	136,298	—	1,951,360
Ms. Avril	113,356	9,000	11,493	—	227,760
Mr. Tulloch	—	9,000	1,137	—	23,504
Mr. MacPhail	N/A	N/A	N/A	N/A	N/A
Mr. Britten	—	4,000	467	—	9,961

(1)          IPSCO allows senior officers based in the United States to defer a portion of their salary and annual incentive bonus pursuant to certain non-qualified deferred compensation arrangements maintained by the Company, one of which credits the deferrals with interest at the greater of the prime rate or treasury bill rate, the other of which hypothetically invests the deferrals into shares of IPSCO stock, and ultimately distributes an amount based on the then market value of IPSCO stock. In the case of the U.S. resident senior executives, we accrue in a “shadow” plan (the “Shadow 401(k) Plan”) an unfunded amount equal to the 401k matching contribution the executive would have received if not for the IRS Qualified Annual Compensation Limit ($220,000 in 2006). The maximum amount of accrual to the “shadow” plan equals the employee’s actual contributions up to 100% of the maximum elective deferral limit under IRS rules ($20,000 for executives age 50 or more in 2006, $15,000 for executives under age 50). Mr. MacPhail is not a participant in the U.S. based deferred compensation programs.

(2)          All amounts in column (b) are reported in the Summary Compensation Table as Salary.

(3)          All amounts in column (c) were included in the Summary Compensation Table in column (g), “Change in Pension Value and Non-qualified Deferred Compensation Earnings”.

Potential Payments Upon Termination or Change of Control

As noted in our Compensation Discussion and Analysis, each of our U.S. based senior officers is a party to a change of control agreement that provides the named senior officer with certain benefits if his or her employment is terminated under certain conditions. The change of control benefits are payable in the event of a “double trigger”. That is, not only must a change of control (as defined in the agreement) occur but the executive must also either be terminated without cause or the executive must terminate for “good reason” (as such term is defined in the agreement), within two years following or six months preceding a change of control.

Benefits under the change of control agreements for the NEO’s include:

•       a lump sum payment equal to the sum of base salary plus target bonus, multiplied by 2.5 years (3.0 years in the case of the CEO)

•       continuation of life insurance, medical and dental benefits for 2.5 years (3.0 years in the case of the CEO)

•       credit for service for the purposes of any pension benefit plan in which the senior officer participates for 2.5 years (3.0 years in the case of the CEO)

•       immediate vesting of any stock options, restricted shares and performance units that are unvested and, in the case of stock options, the continuation of exercise rights for the duration of the exercise periods

•       confirmation of the continuation of any salary deferral programs.

The agreements also provide for reimbursement of the senior officer, on an after-tax basis, for any excise taxes imposed by Section 4999 of the United States Internal Revenue Code (the “Code”) related to excess parachute payments or Section 409A of the Code related to any nonqualified deferred compensation created under the agreements.

Benefits under the agreement are payable regardless of the former senior officer seeking or obtaining employment following termination.

The following table sets out the estimated current value of benefits that could be paid to our NEO’s (other than Mr. MacPhail who is not party to a change of control agreement), upon an employment termination, or a change of control of IPSCO under the individual change of control agreements with the NEO. These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the NEO’s, which would only be known at the time that they become eligible for payment and would only be payable if a change of control were to occur. The table reflects the amounts that could be payable under the various arrangements if the event in question occurred at December 31, 2006, and each NEO was terminated including a gross-up for certain taxes in the event that any payments made in connection with a change of control would be subject to the excise tax imposed by Section 4999 of the Code. No executive has an employment agreement that would provide any severance benefit in the event an executive is terminated other than by virtue of the provisions contained in the Change of Control Agreement.

POTENTIAL PAYMENT UPON CHANGE OF CONTROL OR TERMINATION OF THE EXECUTIVE

Name	Applicable Base Salary and Bonus(1) ($)	SERP(2) ($)	Acceleration of Equity Compensation(3) ($)	Health & Welfare(4) ($)	Tax Gross-Up(5) ($)	Total(7) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Mr. Sutherland	3,060,000	2,811,473	2,735,092	34,881	3,757,300	12,398,746
Ms. Avril	1,314,000	655,465	942,530	29,068	1,141,432	4,082,495
Mr. Tulloch	1,400,000	1,079,854	1,137,568	29,068	1,502,639	5,149,129
Mr. Britten	1,012,500	1,464,416	718,938	29,068	1,361,535	4,586,458
NEO Total	6,786,500	6,011,208	5,534,128	122,085	7,762,906	26,216,827
All others	4,359,555	2,960,414	2,072,096	151,153	3,441,699	12,984,917
Total(6)	11,146,055	8,971,622	7,606,224	273,238	11,204,605	39,201,744

(1)   The values set out in column (b) were calculated using a Termination Factor of 250% for Ms. Avril and Messrs. Tulloch and Britten and 300% for Mr. Sutherland multiplied by the sum of each NEO’s 2006 base salary and 2006 target bonus under AIP.

(2)   The values set out in column (c) were calculated using the following assumptions: (1) The discount rate is 5.81%; (2) Mortality is the 1994 Group Annuity Mortality Table for males projected to 2015; (3) Annual benefits shown before change of control are payable at age 55, or immediately if older than 55; (4) Annual benefits shown after change of control are payable immediately; (5) Form of payment is life annuity with 15 years guaranteed; and (6) Executives are “involuntarily terminated” (as defined in the agreements) upon a change of control. The values in this column represent the incremental benefits that would be received due to an involuntary termination in the event of a change of control. The benefits are in excess of the amounts shown in column (d) of the Pension Benefit table.

(3)   The values set out in column (d) are the value of the equity awards that become vested (and performance criteria deemed to be achieved) by virtue of the change of control.

(4)   The values set out in column (e) are the present value of the welfare benefits to which the NEO would be entitled in the event of an involuntary termination. The Medical benefits are based on the COBRA family rate of $968 per month.

(5)   The values set out in column (f) reflect the tax gross-up to cover taxes payable in respect to compensation in excess of the 280G limits described in the “Compensation Discussion and Analysis” section of this Proxy Statement. For purposes of making these calculations the Federal Tax Rate was set at 35% and the state tax rate and FICA tax rate were set at 3.00% and 1.45%, respectively.

(6)   The values disclosed in this row reflect the total amounts payable to all ten officers including the NEO’s covered by change of control agreements with the Company.

(7)   If a qualified “involuntary termination” (as defined in the agreement) under the change of control plans in effect on December 31, 2006 had taken place on that date, the total payments to the executives covered under these agreements would be approximately 0.9 % of the value of IPSCO as measured by market capitalization.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based on a review of the copies of reports furnished to the Company, or written representations that no reports were required, the Company believes that during 2006 its executive officers, directors and 10% beneficial owners filed Section 16(a) reports in a timely manner.

Compensation of Directors

General

Director compensation is paid only to non-employee directors. The directors of the Company who are not officers of the Company or any of its subsidiaries are compensated for their service to the Company in a manner designed to closely reflect the responsibilities undertaken, risks assumed and time committed, and to align their interests with those of the shareholders of the Company. The Company requires each director to hold 3,000 Common Shares of the Company, or a combination of Common Shares and deferred share units (or “DSU’s”, as described below). New directors are given a maximum of five years to reach this level of share ownership. As of December 31, 2006, all directors were in compliance with shareholding requirements.

Board and Committee Remuneration

Each director who was not an employee of IPSCO, other than the Chairman, was paid in monthly installments as follows (in cash and DSU’s as explained below):

Annual Retainer Fee	$35,000
Annual Audit Committee Chair Fee	$15,000
Annual Committee Chair Fee (MRCC, GCC and Finance Committees)	$5,000
Board and Committee Meeting Fee	$1,500

Directors are reimbursed for related travel and out-of-pocket expenses for Board and Committee meetings. At least 50% of the Annual Retainer Fee must be taken in DSU’s. Directors have the option to take up to 100% of Annual Retainer Fee in DSU’s. All other fees may be taken as 100% DSU’s, 50% DSU’s and 50% cash or 100% cash, at the election of the director. The Audit Committee Chair retainer was increased from $5,000 per annum to $15,000 per annum effective with the annual meeting in 2006.

The Chairman of the Board, in lieu of the fees noted above, was paid a fee of $120,000, of which 50% must be taken in the form of DSU’s. The Chairman of the Board of Directors, effective August 1, 2006, received an increase in retainer from $120,000 per annum to $160,000 per annum. On May 4, 2006, all continuing directors received 800 performance units, each of which is equivalent to one share of Common Stock when such performance unit vests as further described below.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Burton M. Joyce	136,667	151,763	—	0	0	0	288,430
Michael A. Grandin	75,500	115,818	—	0	0	0	191,318
Juanita H. Hinshaw	76,000	151,763	—	0	0	0	227,763
Jack D. Michaels	79,000	151,763	—	0	0	0	230,763
Bernard M. Michel	72,500	151,763	—	0	0	0	224,263
Allan S. Olson	74,000	151,763	—	0	0	0	225,763
Arthur R. Price	72,500	151,763	—	0	0	0	224,263
Richard G. Sim	77,000	151,763	—	0	0	0	229,263
Roger E. Tetrault	72,500	151,763	—	0	0	0	224,263
Gordon G. Thiessen	71,000	151,763	—	0	0	0	222,763
D. Murray Wallace	88,667	151,763	—	0	0	0	240,430
John B. Zaozirny	78,833	151,763	—	0	0	0	230,596

(1)          All Directors have unvested Performance Unit Awards of 2,800 shares as of December 31, 2006

(2)          The valuation of the Performance Unit Awards are described in footnote 15 to the Company’s Financial Statements contained in the 2006 Form 10-K filed March 1, 2007, and are valued pursuant to FAS 123R.

IPSCO Deferred Share Unit Plan for Directors

In 1999, the Board approved a Deferred Share Unit Plan for Directors, to provide directors of the Company with the opportunity to acquire share equivalent units convertible to cash or Common Shares upon their ceasing to act as directors. The Plan allows directors to participate in the long-term success of the Company and promotes a greater alignment of interests between the directors and shareholders. Under the Deferred Share Unit Plan, directors may elect to receive some or all of their annual retainer and certain other director fees in the form of deferred share units or “DSU’s”. DSU’s are bookkeeping entries of the Company evidencing an amount owed by the Company to directors, each of which has a value equal to the value of a Common Share of the Company. Directors are also credited with additional DSU’s with a value equivalent to the amount of dividends that would have been paid on the Common Shares underlying the DSU’s credited to their DSU account during the period in question. DSU’s are not considered Common Shares and do not entitle any holder to exercise voting rights or any other rights attached to the ownership of Common Shares. DSU’s cannot be transferred or assigned by directors, other than by will or pursuant to the laws of succession.

The value of DSU’s awarded to directors is only payable to directors at the time of retirement from the Board, at which time the directors may receive the value of the DSU’s credited to them, calculated with reference to the trading price of Common Shares at that time (less applicable withholding taxes) in cash or in shares purchased on the open market or, at the option of the Company and subject to applicable regulatory and shareholder approval, Common Shares issued by the Company. Each director must hold 3,000 Common Shares of the Company or a combination of Common Shares and DSU’s within five years or, in the case of new directors, within five years of becoming a director.

IPSCO Incentive Share Plan

Directors are also eligible to participate in the IPSCO Inc. Incentive Share Plan. Traditionally, each new director of the Company was granted options for the purchase of 5,000 Common Shares, which options vest over three years. Until 2003, all continuing directors received an annual grant of options for the purchase of 1,500 Common Shares, which options also vested over three years. All options, if granted, are granted with an exercise price set at the closing trading price of the Common Shares on the last business day preceding the grant. Rather than giving the continuing directors a grant of stock options in 2006, the Board elected to award each continuing director 800 performance units. Vesting of the performance units is over a three-year period and is based on the continuing profitability of the Company. Vesting of performance units may also occur earlier in the event of a change of control of the Company, cessation of the recipient’s directorship due to death, or in such other circumstances as may be approved by the Board.

The Incentive Share Plan limits the number of Common Shares available for issue and issued under the Plan to non-executive members of the Board of Directors to not more than 0.25% of the issued and outstanding Common Shares of the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company’s Incentive Share Plan is the only compensation plan under which equity securities of the Company have been authorized for issuance. The Incentive Share Plan was first approved by shareholders in 1982. In 2002, shareholders approved amendments to the Plan to permit the grant of restricted shares and performance units. In 2005, shareholders approved further amendments to the Plan to: (1) increase the number of Common Shares available for awards under the Plan by 600,000 to 875,819 Common Shares; (2) replace certain Plan limits with (a) a limit on the number of Common Shares issuable or issued under the Plan to non-executive members of the Board of Directors to not more than 0.25% of the issued and outstanding Common Shares of the Company; (b) a limit on the number of Common Shares issuable or issued under the Plan to insiders of the Company to not more than 10% of the issued and outstanding Common Shares of the Company; and (c) a limit on the number of Common Shares issuable under the Plan to any one person to not more than 2% of the issued and outstanding Common Shares of the Company; and (3) make a number of conforming changes to the Plan to reflect changes in applicable stock exchange rules.

Certain Relationships and Related Transactions

As of December 31, 2006, there was no outstanding indebtedness to IPSCO or its subsidiaries incurred by directors of the Company. The following table sets forth the only incidence of indebtedness of executive officers or senior officers of the Company for which the amount of such indebtedness exceeds $120,000:

Name and Principal Position	Involvement of Issuer or Subsidiary	Largest Amount Outstanding During 2006 ($)	Amount Outstanding as at March 1, 2007 ($)	Term to Maturity
Raymond Rarey	Lender	137,750	120,750	July 1, 2013

The indebtedness described above does not bear interest, is secured by the residence of the borrower and was made pursuant to a relocation loan entered into prior to July 30, 2002. In compliance with the Sarbanes-Oxley Act of 2002 in the United States effective July 30, 2002, the Company ceased making loans of any kind to executive or senior officers.

The aggregate indebtedness outstanding as at March 1, 2007 to the Company or its subsidiaries relating primarily to Company-required employee relocations and incurred by executive officers,

employees and former executive officers and employees of the Company and its subsidiaries, is set out in the table below:

Purpose	To the Company or its Subsidiaries ($)
Other	$3,294,962

Approval of Shareholder Rights Plan

Background

At the Meeting, the Company’s shareholders will be asked to consider, and if thought fit, ratify by a simple majority of the votes cast at the Meeting the adoption of the Company’s new shareholder rights plan (the “Plan”). As the Company’s current shareholder rights plan (the “Original Plan”), dated March 14, 1990 as amended and restated on April 20, 1995, April 24, 1998, May 2, 2001 and April 29, 2004 is scheduled to expire upon the termination of the Meeting, the Plan was unanimously adopted by the Board of Directors on February 23, 2007, in order to prevent any gap in shareholder protection. The Plan will remain effective if a majority of the Company’s shareholders vote to ratify the Plan.

Director Review

In adopting the Plan, the Board of Directors considered the appropriateness of maintaining a rights plan and considered a number of factors, including without limitation:

•       general developments in Canadian rights plans since the Original Plan was last amended and restated in 2004

•       the terms and conditions of rights plans recently adopted by the shareholders of other Canadian issuers

•       recent experiences involving rights plans in the context of take-over bids

•       the commentary of the investment community with respect to rights plans.

As a result of its review in January 2007, the Board, in adopting the Plan, decided to make modifications to the Original Plan to ensure that the Plan will be consistent with the current generation of rights plans in Canada, and that the Plan adequately addresses the concerns of institutional shareholders and investment industry commentators on a basis that is consistent with the objectives of the Plan.

The Plan is not being proposed in response to, or in anticipation of, an acquisition or take-over bid and is not being proposed to prevent a take-over of the Company, to secure continuance of the current Board of Directors or of management in office, or to deter fair offers for the Common Shares. The Plan may, however, increase the price to be paid by a potential offeror to obtain control of the Company and may discourage certain transactions. A copy of the Plan is attached hereto as Schedule “E”, and has been filed on SEDAR.

Purpose of the Plan

The objective of the Plan is to provide the Board of Directors with sufficient time to explore and evaluate alternatives in order to maximize shareholder value and to encourage the fair treatment of shareholders in connection with any take-over offer for the Company. The Plan, like the Original Plan, will provide the Board of Directors and shareholders with more time to:

•       fully consider any unsolicited take-over bid for the Company without undue pressure

•       allow the Board of Directors to pursue, if appropriate, other alternatives to maximize Shareholder value

•       allow additional time for competing bids to emerge.

The Plan encourages an offeror to proceed by way of “Permitted Bid” (as defined below) or to approach the Board of Directors with a view to a negotiated acquisition. This is because the Plan creates the potential for substantial dilution of the offeror’s position if a Permitted Bid is not made or if the Board of Directors does not agree to waive the application of the Plan.

Time

Securities legislation in Canada requires a take-over bid to remain open for only 35 days. The Board of Directors does not believe that this period is sufficient to permit shareholders to consider a take-over bid and make a reasoned and unhurried decision. The Plan, through the incorporation of the Permitted Bid concept, provides a mechanism whereby the minimum expiry period for a take-over bid must be 60 days after the date of the bid, and the bid must remain open for a further period of ten business days after 50% of the outstanding Common Shares not beneficially owned by the person making the bid and certain related parties have been tendered. These provisions are intended to ensure that shareholders have adequate time to evaluate an offer and to oppose the offer while retaining the ability to tender to the offer once it is clear that the offer will be successful.

Pressure to Tender

A shareholder may feel compelled to tender to a take-over bid which the shareholder considers to be inadequate out of a concern that, in failing to do so, the shareholder may be left with illiquid or minority discounted Common Shares. This is particularly so in the case of a partial take-over bid for less than all the Common Shares, where the offeror wishes to obtain a control position but does not wish to acquire all the Common Shares. The Plan requires that a take-over bid be made to all shareholders and provides a tender approval mechanism which is intended to ensure that a shareholder can separate the decision to tender from the approval or disapproval of a particular take-over bid, by requiring that a bid remain open for a further ten business days following a public announcement that more than 50% of the Common Shares not beneficially owned by the person making the bid and certain related parties have been tendered.

Full Value

While securities legislation in Canada has substantially addressed many concerns of unequal treatment, there remains the possibility that control of the Company may be acquired pursuant to a private agreement in which a small group of shareholders dispose of Common Shares at a premium to market price which premium is not shared with the other shareholders. In addition, a person may slowly accumulate Common Shares through stock exchange acquisitions which may result, over time, in an acquisition of control without payment for fair value for control or a fair sharing of a control premium among all shareholders. The Plan addresses these concerns as its provisions can be triggered regardless of the manner by which a person acquires Common Shares, to better ensure that all shareholders receive equal treatment.

Duties of the Board of Directors

The adoption of the Plan will not lessen or affect the duty of the Board of Directors to act honestly and in good faith and in the best interests of the Company. The Plan is designed to provide the Board of Directors with the means to negotiate with an offeror and with sufficient time to seek out and identify alternative transactions on behalf of shareholders.

Modifications to Original Plan

The modifications to the Original Plan reflected in the Plan are limited in effect and are intended to:

•       clarify existing concepts relating to the operation of the Plan

•       ensure that the Plan is consistent with other rights plans that have recently been adopted and approved by shareholders of other Canadian issuers.

The most significant modifications contemplated by the Plan are:

•       a change to the definition of “Lock-up Agreement” to add restrictions on the break fees that may be provided for in a permissible lock-up agreement and to allow for termination in the event that a competing take-over bid is made for a number of Voting Shares that is greater by a certain proportion than the number subject to the take-over bid with respect to which a Shareholder is locked-up

•       a change to the definition of “Pro Rata Acquisition” to provide that a Shareholder may not rely on this exemption if that acquisition would result in such Shareholder acquiring a greater percentage of Voting Shares than it held prior to such event

•       an amendment to the provisions of the Plan pertaining to the waiver of the application of the Plan. A provision has now been added which permits the Board of Directors to waive the application of the Plan if a person who has deliberately triggered the Plan enters into a contractual agreement with the Company to reduce its beneficial ownership of Voting Shares to less than 20% and requires them to waive the application of the Plan, subject to the same conditions, in the event that the Plan has been triggered inadvertently

•       a change to the definition of “Beneficial Ownership” which makes clear that neither a manager of a mutual fund, the mutual fund itself or a crown agent or agency will trigger the Plan by virtue of holding Common Shares in excess of 20% of the outstanding Common Shares. As with other exemptions that are found in the current Shareholder Rights Plan and that exempt other institutional investors who hold Common Shares as passive investors, the exemption for the manager of a mutual fund or a crown agent or agency is subject to the condition that that manager and the relevant mutual fund or the crown agent or agency have not made a take-over bid for the Company

•       the price at which a Shareholder can purchase the Common Shares issuable upon the exercise of one whole Right (the “Exercise Price”) has been increased to $350. The Board of Directors believe that, given the increase in the market price of the Common Shares since the Original Plan was first adopted, the current Exercise Price should be adjusted upward to preserve the effectiveness of the Plan. The Board of Directors has considered the deterrent effect of the revised Exercise Price and the impact on the Company and Shareholders, among other factors, in reaching its conclusion that it is appropriate to adjust the Exercise Price.

Summary of the Plan

The principal terms of the Plan are summarized below. Capitalized terms used, but not otherwise defined, in this summary have the respective meanings ascribed to such terms in the Plan. The following is a summary only. For full particulars, please refer to the full text of the Plan attached as Schedule “E”.

The Plan was implemented pursuant to the Shareholder Rights Agreement, dated February 23, 2007, between the Company and Computershare Trust Company of Canada, as Rights Agent. The Plan was implemented by the issuance of one Right in respect of each Common Share outstanding at the Record

Time. Rights are also issued for each additional Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below).

Until the Separation Time, the Rights trade together with the Common Shares and are not exercisable. After the Separation Time, the Rights will become exercisable, will be evidenced by Rights certificates and will be transferable separately from the Common Shares. Upon the occurrence of a Flip-in Event (as defined below), each Right will entitle the holder thereof to purchase Common Shares having a market price of $700 for $350.

The “Separation Time” is defined in the Plan as the close of business on the eighth trading day (or such later date as may be determined by the Board of Directors) after the earlier of:

(i)            the Stock Acquisition Date, which is the date of the first public announcement that a Person has become an Acquiring Person (defined in the Plan as a person who has acquired, other than pursuant to an exemption available under the Plan or pursuant to a Permitted Bid Acquisition, beneficial ownership of 20% or more of the Common Shares);

(ii)        the date of the commencement of, or first public announcement of an intention to commence a take-over bid (other than a Permitted Bid or a Competing Permitted Bid); and

(iii)    the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such.

A “Permitted Bid” is defined in the Plan as a take-over bid made by take-over bid circular and which also complies with the following requirements:

(i)            the take-over bid is made to all holders of Voting Shares; and

(ii)        the take-over bid is open for at least 60 days and more than 50% of the outstanding Voting Shares (other than Voting Shares beneficially owned by the offeror on the date of the bid) must be tendered under the bid and not withdrawn before any Voting Shares may be taken up and paid for and, if 50% of the Voting Shares are so tendered and not withdrawn, an announcement of such fact must be made and the bid must remain open for a further ten business days.

“Expiration Time” is defined in the Plan as the close of business on the date that the Plan is terminated.

The Plan allows for a Competing Permitted Bid to be made while the Permitted Bid is in existence. A “Competing Permitted Bid” is a take-over bid which satisfies all the requirements of a Permitted Bid except that it may expire on the same date as the Permitted Bid, subject to the statutory requirement that it be outstanding for a minimum period of 35 days.

If an offeror successfully completes a Permitted Bid, the Plan provides that all outstanding Rights will be redeemed at $0.0001 per Right (the “Redemption Price”).

If a potential offeror does not wish to make a Permitted Bid, it can negotiate with, and obtain the prior approval of the Board of Directors to make a bid to all Shareholders by take-over bid circular on terms which the Board of Directors consider to be fair to all Shareholders. In such circumstances, the Board of Directors may waive the application of the Plan to that transaction, thereby allowing such bid to proceed without dilution to the Offeror, and will be deemed to have waived the application of the Plan to all other contemporaneous bids made by take-over bid circular to all Shareholders. The Board of Directors can also waive the application of the Plan if an Acquiring Person chooses to reduce its beneficial ownership of Common Shares so that it ceases to be an Acquiring Person and must waive the Plan in the event that such a person has become an Acquiring Person by inadvertence.

Under the Plan, a “Flip-in Event” is any transaction or event in which any Person becomes an Acquiring Person. Except as set out below, from and after the close of business on the eighth trading day following the Stock Acquisition Date:

(i)            any Rights beneficially owned by the Acquiring Person and affiliates, associates and transferees of the Acquiring Person or any person acting jointly or in concert with the Acquiring Person will become void; and

(ii)        each Right (other than Rights which are void) will entitle the holder thereof to purchase Units having a market price of $700 for $350 (i.e. at a 50% discount to market).

A Flip-in Event that is not approved by the Board of Directors will result in significant dilution to an Acquiring Person and also to holders of Rights not exercising their Rights upon the occurrence of the Flip-in Event. The Board of Directors may, with the approval of Shareholders, at any time prior to the occurrence of a Flip-in Event, elect to redeem all of the outstanding Rights at the Redemption Price. The Board of Directors may also elect to redeem the outstanding Rights at the Redemption Price if a take-over bid that is not a Permitted Bid Acquisition is withdrawn or otherwise terminated after the Separation Time but prior to the occurrence of a Flip-in Event.

Investment advisors (for client accounts), mutual funds and their managers and Board of Directors, trust companies (acting in their capacities as Board of Directors and administrators), statutory bodies managing investment funds (for employee benefit plans, pension plans, insurance plans or various public bodies), administrators or Board of Directors of registered pension funds, plans or related trusts and Crown agencies acquiring 20% or more of the Common Shares are exempted from triggering a Flip-In Event, provided that they are not making, or not part of a group making a take-over bid for the Common Shares.

The Company may, from time to time supplement or amend the Plan to correct clerical or typographical errors or to maintain the validity of the Plan as a result of a change in law. All other amendments require shareholder approval.

A shareholder reconfirmation process must occur at the annual meeting of Shareholders to be held in 2010 in order for the Plan to remain in effect until February 2013. A similar reconfirmation process must occur at the Company’s annual meeting in 2013 in order for the Plan to remain in effect until 2016. Failing such reconfirmation, the Plan and all outstanding Rights thereunder will terminate.

Recommendation of the Board of Directors

The Board of Directors recommends that Shareholders vote FOR the following resolution:

“Be it resolved that:

1.                The Plan, as set forth in Schedule “E” to this Proxy Statement, be and is hereby approved.

2.                Any officer or director of the Company, be and is hereby authorized for and on behalf of the Company to execute, whether under the corporate seal of the Company or otherwise, and deliver all such documents and instruments, and to do all such acts or things, as may be necessary or desirable to give effect to this foregoing.”

Unless otherwise instructed by the shareholders, the shares represented by the proxies in the form enclosed herewith will be voted for the resolution approving the Plan.

“House-holding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “house-holding”, potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with accountholders who are shareholders will be house-holding our proxy materials. As indicated in the notice previously provided by these brokers to shareholders, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker or us that they will be house-holding communications to your address, house-holding will continue until you are otherwise notified or until you request otherwise in the manner set out below.

Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request house-holding of their communications should contact their broker, or if a shareholder is a direct holder of shares of our Common Stock, they should submit a written request to our transfer agent, in Canada: Computershare Trust Company of Canada, Suite 600, 530 8th Ave. S.W., Calgary, AB T2P 3S8; and in the United States: Computershare Trust Company Inc., 88 Pine Plaza, 19th Floor, New York, NY 10005. To de-list yourself from house-holding in the future, you may write to the Company at 650 Warrenville Road, Suite 500 Lisle, Illinois 60532, Attention: Corporate Secretary.

Shareholder Proposals for 2008 Annual Meeting

The Canada Business Corporations Act permits certain eligible shareholders of the Company to submit shareholder proposals to the Company, which proposals may be included in a Proxy Statement relating to an annual meeting of shareholders. The Corporate Secretary of the Company must receive, at 650 Warrenville Road, Suite 500 Lisle, Illinois 60532, shareholder proposals for the annual meeting of shareholders of the Company to be held in 2008 by December 27, 2007, which is at least 90 days before the anniversary date of the Notice of Meeting attached to this Proxy Statement.

Corporate Disclosure Documents

Copies of the Company’s most recent Form 10-K, comparative financial statements for the financial years ended December 31, 2006, 2005 and 2004, together with the Auditors’ Report thereon. This Proxy Statement and all policies, codes and committee charters referred to herein are available in print, and without charge, upon request by any shareholder to the Company. Please send your request to:

IPSCO Inc.
650 Warrenville Road, Suite 500
Lisle, Illinois 60532
Attention:	Mr. John Comrie, Q.C.
Director of Trade Policy and Communications and Assistant Secretary
Fax: (630) 810-4602
Telephone: (630) 810-4800
Email: jcomrie@ipsco.com

The noted information and additional information about IPSCO is available on the Company’s website, www.ipsco.com, on SEDAR at www.sedar.com, and on EDGAR at www.sec.gov/edgar.shtml.

Contacting the Board of Directors

Shareholders, employees and other interested parties may communicate directly with the Board of Directors, either individually or collectively, through the Chairman of the Board by writing to: Chairman of the Board of Directors, IPSCO Inc., 650 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Alternatively, such parties may communicate with the Board of Directors, either individually or collectively, by calling EthicsLine at 800-500-0333 or faxing EthicsLine at 800-500-0993. Communications sent to EthicsLine will be reviewed by EthicsLine as agent for the non-management directors in facilitating direct communication to the Board of Directors. All communications through EthicsLine will be handled in a confidential manner, to the degree the law allows.

By Order of the Board of Directors,

David Sutherland
President and Chief Executive Officer
March 22, 2007

SCHEDULE “A”

The Management Resources and Compensation Committee Charter

I.                   Purpose of the Management Resources and Compensation Committee

The Board of Directors (the “Board”) of IPSCO Inc. (the “Corporation”) has constituted and established a Management Resources and Compensation Committee (the “Committee”) with the authority, duties and responsibilities described in this Management Resources and Compensation Committee Charter.

II.              Composition of Management Resources and Compensation Committee

The Committee shall be composed of three or more directors, one of whom shall serve as Chair of the Committee, as determined by the Board upon the recommendation of the Governance and Compliance Committee. Each member of the Committee shall satisfy the independence requirements for directors of the Committee under applicable securities law, rules, regulations and listing requirements. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. The members of the Committee may be removed by majority vote of the Board. The Committee may form and delegate authority to subcommittees as appropriate and in accordance with applicable laws, regulations and listing requirements.

III.         Duties and Responsibilities of the Management Resources and Compensation Committee

The Committee shall have the following duties and responsibilities:

(a)          To recommend to the Board the names and persons to be appointed as the officers of the Corporation.

(b)         To review matters relating to the performance of the senior officers of the Corporation and, where applicable, succession planning for the senior offices of the Corporation and make recommendations to the Board in respect of such matters as may appear appropriate to the Committee.

(c)          To review and approve the corporate goals and objectives relevant to compensation of the Chief Executive Officer of the Corporation (“CEO”), evaluate the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation (either as a Committee or with other independent directors of the Corporation, as directed by the Board). In determining the long-term incentive component of CEO compensation, the Committee will normally consider the Corporation’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Corporation’s CEO in past years.

(d)         To approve compensation policies applicable to senior officers and other management personnel of the Corporation other than the CEO.

(e)          To approve the terms and administer all benefit, incentive and other compensation plans for senior officers and other personnel of the Corporation, including bonus, equity compensation and profit sharing plans, and any amendments thereto, as the Committee may deem appropriate.

(f)            To approve those officers, employees or classes of employees to be designated as eligible for participation in any benefit, incentive, or other compensation plan of the Corporation and the terms of such participation.

(g)          To arrange for the annual preparation and recommendation to the Board of the report on executive compensation required by applicable corporate and securities laws and regulations to be included in the Corporation’s annual management proxy circular or annual report to be filed with Canadian securities regulators and the U.S. Securities and Exchange Commission.

(h)         To review the terms and conditions of and administer all retirement plans of the Corporation (both pension plans and retirement savings plans), including oversight of the financial performance of the funds under such plans and making appropriate changes to fund management.

IV.           Meetings and Reports of the Management Resources and Compensation Committee

The Committee will meet as often as necessary to carry out its responsibilities. Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting, accompanied by any recommendations to the Board approved by the Committee.

V.                Evaluation of the Management Resources and Compensation Committee

The Committee shall evaluate its performance on an annual basis.

VI.           Outside Advisors

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and may retain, at the Corporation’s expense, such independent counsel or other advisors as it deems necessary. The Committee shall have the sole authority to retain or terminate a compensation consultant to assist the Committee in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Corporation.

SCHEDULE “B”

The Governance and Compliance Committee Charter

I.                   Organization of the Governance and Compliance Committee

The Board of Directors (the “Board”) of IPSCO Inc. (the “Corporation”) has constituted and established a Governance and Compliance Committee (the “Committee”) to be composed of three or more directors, one of whom shall serve as Chair of the Committee, as determined by the Board of Directors (the “Board”) from time to time. Each member of the Committee shall satisfy the independence requirements for directors under applicable securities rules, regulations and listing requirements. Each member of the Committee shall be elected annually to one-year terms by a majority vote of the Board. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following occurrence of the vacancy. The members of the Committee may be removed by a majority vote of the independent directors of the Board then in office. The Committee may form and delegate authority to subcommittees as appropriate and in accordance with applicable laws, regulations and listing requirements.

II.              Purpose of the Governance and Compliance Committee

The purpose of the Committee is (a) to review and report to the Board on matters of corporate governance and Board composition and (b) to provide oversight review of the Corporation’s systems for achieving compliance with legal and regulatory requirements. The Committee’s oversight role regarding compliance systems shall not include responsibility for the Corporation’s actual compliance with applicable laws and regulations.

III.         Duties and Responsibilities of the Governance and Compliance Committee

The Committee shall have the following duties and responsibilities:

A.     Governance

1.                To develop the approach of the Corporation in matters of corporate governance, including the written statement of corporate governance principles applicable to the Corporation, as set forth in the Corporation’s annual management proxy circular and to make recommendations to the Board with respect to all such matters.

2.                To assess and report to the Board in respect of matters relating to the ongoing composition of the Board, including:

(a)           to consider the appropriate size of the Board;

(b)          to identify, either directly or with the assistance of a search firm, candidates for membership on the Board and review their qualifications;

(c)           to recommend to the Board criteria for the composition of the Board and the selection of directors;

(d)          to review succession planning issues with respect to the members of the Board and, upon the retirement of the Chair, make a recommendation to the Board with respect to the appointment of a new Chair;

(e)           to monitor the individual performance of members of the Board; and

(f)             to recommend to the Board candidates to fill vacancies occurring between annual meetings and to recommend nominees for election at annual meetings.

3.                To oversee the evaluation of, and report to the Board on, the performance of the Board as a whole, its committees and, in conjunction with the Management Resources and Compensation Committee, the management of the Corporation.

4.                To consider the mandates of the committees of the Board, selection and rotation of committee members and the Chair, and make recommendations to the Board in connection with the same.

5.                To consider the adequacy and the nature of the compensation to be paid to the members of the Board and make recommendations to the Board in connection with the same.

6.                To assess and report to the Board with respect to the new directors familiarization program of the Corporation.

B.     Compliance

1.                To review the policies, programs, and practices of the Corporation and monitor the adequacy of compliance systems in the following areas:

(a)           environmental law

(b)          health and safety law

(c)           corporate and securities law

(d)          antitrust and competition law

(e)           regulation of employment practices

(f)             corporate policy on conflicts of interest

(g)           such other areas of regulatory law and corporate policy statements as the Committee considers appropriate from time to time.

2.                To report and make recommendations to the Board on such areas of regulatory and corporate compliance as are considered appropriate from time to time.

IV.           Meetings and Reports of the Governance and Compliance Committee

The Committee will meet as often as necessary to carry out its responsibilities. Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting, accompanied by any recommendations to the Board approved by the Committee.

V.                Outside Advisors

The Committee has sole authority to retain and terminate any search firm to be used to identify director candidates. The Committee also has sole authority to negotiate contracts with the search firm and to establish the fees payable to the search firm. The Committee also has the authority to retain other professionals to assist it, as it deems necessary, and to establish the fees payable to such other professionals.

SCHEDULE “C”

The Audit Committee Charter

I.                   Organization of the Audit Committee

The Audit Committee (“Committee” or “Audit Committee”) shall be comprised of three or more directors, one of whom shall serve as the Chair of the Committee, as determined by the Board of Directors (“Board”). All members of the Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Each Committee member shall satisfy the independence, financial literacy and experience requirements of all applicable regulatory requirements; as such qualifications are interpreted by the Board in the exercise of its sound business judgment.

The Audit Committee may form and delegate authority to subcommittees when appropriate.

II.              Purpose of the Audit Committee

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of the financial statements and other financial information provided by the Corporation to its shareholders, the public and others, (b) the qualifications and independence of the external auditors, (c) the performance of the Corporation’s internal audit function and external auditors and (d) the adequacy of the Corporation’s internal controls.

Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Corporation and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of either the Audit Committee as a whole or any individual member thereof to conduct audits or investigations or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with either generally accepted accounting principles, any applicable rules and regulations, or the Company’s corporate policies and procedures. These are the responsibilities of management and the external auditors.

III.         Meetings of the Audit Committee

The Audit Committee shall meet on a regular basis and shall schedule a sufficient number of meetings (whether in person or by teleconference) to carry out its mandate, which shall not be less than once in each quarter. As part of its job to foster open communication, the Audit Committee shall meet periodically with management, the internal audit function and the external auditors (and, if appropriate, internal or external legal counsel) in separate sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately.

The Chair, or in his or her absence another member of the Audit Committee, will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the date and length of each meeting and the agenda of items to be addressed.

IV.           Duties and Responsibilities of the Audit Committee

The Audit Committee shall have the following specific duties and responsibilities:

A.               With Respect to External Auditors

1.                To have the sole authority and to be directly responsible for the appointment (subject to any required shareholder approvals), retention, compensation, and oversight of the work of the external auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Such responsibility shall include (a) the review with the external auditors of any audit problems or difficulties and management’s response thereto and (b) the resolution of disagreements between management and the external auditors regarding financial reporting. The Audit Committee shall consult with management but shall not delegate these responsibilities.

2.                To have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the external auditors and (b) all non-audit services to be provided by the external auditors, as permitted by applicable law, and in connection therewith, to approve all related fees and other terms of engagement. The Audit Committee shall also review and approve public disclosures in respect of such non-audit services that, under applicable law, are required to be set forth in periodic reports or other public filings or submissions.

3.                To review on an annual basis the performance of the external auditors.

4.                To obtain and review at least annually a report from the external auditors describing (a) the external auditors’ internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the external auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues, and (c) all relationships between the external auditors and the Corporation.

5.                To discuss with the external auditors any disclosed relationships or services that may affect the objectivity and independence of the external auditors and to satisfy itself as to the external auditors’ independence.

6.                To confirm that the lead audit partner and the audit partner responsible for reviewing the audit have not performed audit services for the Corporation for more than the five previous fiscal years.

7.                To review all reports required by Section 10A of the U.S. Securities Exchange Act (and any other applicable law) to be submitted to the Audit Committee by the external auditors.

8.                To review, based upon the recommendation of the external auditors and the internal audit function, the scope and plan of the work to be done by the external auditors for each upcoming year, including the proposed fees for such work.

B.               With Respect to the Annual Financial Statements, the MD&A, and Related Disclosures.

1.                To review and discuss with management, the internal audit function and the external auditors the Corporation’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and to obtain an explanation from management of all significant variances between comparative reporting periods.

2.                To recommend to the Board, if appropriate, that the Corporation’s annual audited financial statements be included in its annual report on Form10-K for filing with appropriate securities regulators.

3.                To prepare any reports required of the Audit Committee by applicable securities laws or stock exchange listing requirements or rules.

C.              With Respect to Interim Financial Statements

1.                To review and discuss with management, the internal audit function, and the external auditors (a) the Corporation’s quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis” and (b) the external auditors’ review of the quarterly financial statements. Such review and discussion shall be made prior to the submission of the quarterly financial statements to shareholders, regulatory authorities or the public.

2.                To approve the Corporation’s quarterly unaudited financial statements and quarterly disclosures made in Management’s Discussion and Analysis and reported on Form 10-Q for filing with the appropriate securities regulators.

D.              With Respect to Annual Reviews

1.                To obtain and review an annual report from management relating to the accounting principles used in the preparation of the Corporation’s financial statements, including those policies for which management is required to exercise discretion or judgment regarding the implementation thereof.

2.                Following the completion of the audit, to review with management, the independent accountants, and the internal auditing function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

E.              With Respect to Periodic Reviews

1.                To review with each of management, the external auditors, and the internal audit function (a) any significant disagreement between management and the external auditors or the internal audit function in connection with the preparation of the draft periodic financial statements, (b) any problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management’s response to each.

2.                To discuss periodically with the external auditors, without management being present, (a) their judgments about the quality and appropriateness of the Corporation’s accounting principles and financial disclosure practices as applied in the Corporation’s financial reporting and (b) the completeness and accuracy of the Corporation’s financial statements.

3.                To consider and approve, if appropriate, significant changes to the Corporation’s accounting principles and financial disclosure practices as suggested by the external auditors, management or the internal auditors, and to review with the independent auditors, management and the internal auditors, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

4.                To review and discuss with management, the internal audit function, the external auditors, and, if appropriate, the Corporation’s internal or external legal counsel, any legal, regulatory, accounting standard or compliance matters that could have a significant impact on the Corporation’s financial statements.

F.               With Respect to Discussions with Management

1.                To review and discuss with management the Corporation’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

2.                To review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with unconsolidated entities or other persons, that may have a material current or future effect on the Corporation’s financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

3.                To review and discuss with management the Corporation’s major risk exposures and the steps management has taken to monitor, control and manage such exposures, and to identify and assess the adequacy of policies and guidelines designed by management to address risk assessment and risk management.

4.                The Committee will review periodically with the Company’s General Counsel all legal and regulatory matters which may have a material effect on the Corporation’s financial statements.

G.             With Respect to the Internal Audit Function, and Internal Controls,

1.                To review, based upon the recommendation of the external auditors and the internal audit function, the scope and plan of the work to be done by the internal auditor.

2.                To review (a) reports of the internal auditor that have been submitted to the Audit Committee, (b) any management response thereto and (c) any subsequent follow-up to material weaknesses identified in (a) or (b).

3.                To review and consult with management with respect to the appointment and replacement of the Corporation’s internal auditors, and to review on an annual basis the performance of the internal audit function.

4.                To review in consultation with the external auditors and the internal audit function the adequacy of the Corporation’s internal control structure and procedures, and to discuss the responsibilities, budget and staffing needs of the internal audit function.

5.                To establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

6,                To review (a) the internal control report required by applicable law to be prepared by management, including management’s assessment of the effectiveness of the Corporation’s internal control structure and procedures for financial reporting and (b) the external auditors’ attestation, and report, on the assessment made by management.

7.                To review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

H.             With Respect to Other Matters

1.                To review and approve (a) any change or waiver in the Corporation’s Code of Business Conduct for officers and directors and (b) any public disclosure regarding such change or waiver and (c) management’s monitoring of the corporation’s compliance with the organization’s Code of Business Conduct for officers and directors.

2.                To establish a policy addressing the Corporation’s hiring of employees or former employees of the external auditors who are or were engaged on the Corporation’s account.

3.                To review the appointments of the Chief Financial Officer and other key financial executives from time to time involved in the financial reporting process.

4.                To review and reassess the adequacy of this Charter annually and recommend to the Board any changes considered appropriate by the Audit Committee.

5.                To review the performance of the Audit Committee annually.

6.                To report regularly to the Board on such matters as the Audit Committee considers appropriate.

7.                To perform any other activities consistent with this Charter, the Corporation’s by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

8.                Although the Audit Committee is not required to conduct audits or investigations, it retains the discretion to do so if it deems it appropriate. Such discretionary audits or investigations may be performed directly by one or more members of the Audit Committee or indirectly through outside consultants or members of management.

9.                Receive reports from time to time from the Chairman of the Management Disclosure Committee on Committee meetings and the CEO/CFO certification process.

10.         To review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

V.                Outside Advisors

The Audit Committee shall have the authority to retain independent accounting, legal, and other consultants to advise the Audit Committee, as it determines necessary to carry out its duties The Audit Committee may request any officer or employee of the Corporation, or the Corporation’s internal or external legal counsel or its external auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall determine the extent of funding necessary for payment of compensation to the external auditors for the purpose of rendering or issuing the annual audit report or performing other audit, review or attest services and to any independent accounting, legal and other consultants retained to advise the Audit Committee or to conduct investigations or audits and once determined, such funds, including any ordinary administrative expenses that are necessary or appropriate in carrying out the Audit Committee duties, shall be made available by the Corporation.

SCHEDULE “D”

The Finance Committee Charter

I.                   Organization of the Finance Committee

The Board of Directors (the “Board”) of IPSCO Inc. (the “Company”) has constituted and established a Finance Committee (the “Committee”) to be composed of three or more directors, one of whom shall serve as the Chair of the Committee as determined by the Board from time to time. Each member of the Committee shall be financially literate and shall satisfy the independence requirements for directors under applicable securities rules, regulations and listing requirements. Each member of the Committee shall be elected annually to a one-year term by a majority vote of the Board. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following occurrence of the vacancy. The members of the Committee may be removed by a majority vote of the independent Directors of the Board then in office. The Committee may form and delegate authority to subcommittees as appropriate and in accordance with applicable laws, regulations and listing requirements.

II.              Purpose of the Finance Committee

The purpose of the Committee is to review, report and recommend to the Board on matters of (A) corporate finance and capitalization, (B) annual budget and capital expenditures, (C) risk management, (D) retirement plan fund administration, (E) management information systems and (F) investor relations.

III.         Duties and Responsibilities of the Finance Committee

The Committee shall have the following duties and responsibilities:

A.   Corporate Finance and Capitalization Policy

Review and make recommendations to the Board with respect to:

1.                 long-term financial policy;

2.                 matters of corporate finance, including the nature and amount of debt and equity;

3.                 dividend policy and declaration of dividends for all classes of equity of the Company;

4.                 changes to the Company’s Shareholder Rights Plan;

5.                 issuance and repurchase of any securities;

6.                 investment policy for the Company’s corporate cash investments; and

7.                 policies relating to material expenditures, or assumptions of liability, outside of the ordinary course of business of the Company, including expenditures for acquisitions, joint ventures, divestitures, leasing transactions, third party loans and other similar transactions.

B.   Annual Operating Budget and Capital Expenditures

Review and make recommendations to the Board with respect to:

1.                 annual operating budget and capital expenditures;

2.                 maintenance and compliance capital expenditures in excess of $5 million, and other projects in excess of $1 million the total of which should not exceed the board approval, or such other thresholds as may from time to time be determined by the Board; and

3.                 the post expenditure evaluation of major capital projects undertaken by the Company.

C.   Risk Management

Review and discuss the Corporation’s major risk exposures and the steps management has taken to monitor, control and manage such exposures, and to identify and assess the adequacy of policies and guidelines designed by management to address risk assessment and risk management, as well as to assess and report to the Board with respect to all matters related to enterprise risk, including:

1.                 insured risks and related insurance coverage;

2.                 review policies regarding risk assessment and hedging programs; and

3.                 enterprise risk including uninsured risks.

The Committee’s review shall be in addition to the responsibility of the Audit Committee to periodically review and discuss the Company’s guidelines and policies governing the process by which risk assessment and management is undertaken by the Company.

D.   Retirement Plan Fund Administration

Oversee the financial performance and management of the funds under the retirement plans of the Company (both pension plans and retirement savings plans) and review management’s proposals regarding changes to fund management.

Review, in conjunction with the Audit Committee, the financial and actuarial assumptions used for the determination of the future liabilities of the Company’s retirement plans.

The Committee’s oversight shall be in addition to the responsibility of the Management Resources and Compensation Committee to review the terms and conditions of and administer all retirement plans of the Company (both pension plans and retirement savings plans).

E.   Management Information Systems

Review and assess the adequacy of the Company’s information systems including hardware, operating and financial software, enterprise resource planning and technological obsolescence.

The Committee shall report its conclusions and recommendations to the Board, as appropriate.

F.   Investor Relations

Oversee the performance of the Company’s investor relations program.

IV.           Meetings and Reports of the Finance Committee

The Committee will meet as often as necessary, but at least annually, to carry out its responsibilities. Reports of the meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting, accompanied by any recommendations to the Board approved by the Committee.

V.                Evaluation of the Finance Committee

The Committee shall evaluate its performance on an annual basis.

VI.           Outside Advisors

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and may retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary.

The Committee shall have the sole authority to retain or terminate a consultant to assist the Committee in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Company.

SCHEDULE “E”

SHAREHOLDER RIGHTS AGREEMENT

Dated February 23, 2007

between

IPSCO INC.

and

COMPUTERSHARE TRUST COMPANY OF CANADA

as Rights Agent

i

THIS AGREEMENT dated the 23rd day of February, 2007.

BETWEEN:

IPSCO INC., a corporation continued under the Canada Business Corporations
Act (hereinafter referred to as the “Company”),

OF THE FIRST PART,

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada (hereinafter referred to as the “Rights Agent”),

OF THE SECOND PART.

SHAREHOLDER RIGHTS AGREEMENT

WHEREAS the Board of Directors of the Company has determined that it is advisable to adopt a shareholder rights agreement (the “Agreement”) to replace the shareholder rights agreement of the Company dated as of March 14, 1990, as amended and restated as of April 20, 1995, April 24, 1998, May 2, 2001 and April 29, 2004 which expires upon the termination of the annual meeting of shareholders of the Company in 2007;

AND WHEREAS in order to implement the Agreement, the Board of Directors of the Company has:

(a)                        authorized and declared a distribution of one right (a “Right”) effective one minute after the Effective Date (hereinafter defined) in respect of each Common Share (hereinafter defined) outstanding at the close of business on the Effective Date (the “Record Time”);

(b)                       authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined); and

(c)                        authorized the issuance of Rights Certificates (as hereinafter defined) to holders of Rights.

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Company pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS the Company desires to appoint a Rights Agent to act on behalf of the Company, and the Rights Agent is willing to act in connection with the issuance, transfer, exchange and replacement of the Rights Certificates, the exercise of Rights and other matters as referred to herein;

AND WHEREAS the Board of Directors of the Company proposes that this Agreement be in place for a period of nine years, subject to the Agreement being confirmed and subsequently reconfirmed at the third and sixth annual meetings following the annual meeting of shareholders of the Company to be held in 2007;

NOW, THEREFORE, IN CONSIDERATION OF the premises and respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I—CERTAIN DEFINITIONS

1.01                Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)                        “Acquiring Person” shall mean any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Company; provided, however, that the term “Acquiring Person” shall not include:

(i)                          the Company or any Subsidiary of the Company;

(ii)                      any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Company as a result of one or any combination of (A) a Voting Share Reduction, (B) Permitted Bid Acquisition, (C) Exempt Acquisition or (D) Pro Rata Acquisition; provided, however that if a Person shall become the Beneficial Owner of 20% or more of the Voting Shares of the Company then outstanding by reason of one or any combination of the operation of clauses (A), (B), (C) or (D) above and such Person’s Beneficial Ownership of Voting Shares thereafter increases by more than 1% of the number of Voting Shares outstanding (other than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition), then as of the date such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an “Acquiring Person”;

(iii)                  for a period of 10 days after the Disqualification Date (as hereinafter defined in this subparagraph 1.01(a)(iii)), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on subparagraph 1.01(e)(v) because such Person or the Beneficial Owner of such Voting Shares is making or has announced an intention to make a Take-over Bid either alone or by acting jointly or in concert with any other Person or becomes otherwise disqualified. For the purposes of this definition, “Disqualification Date” means the first date of public announcement that any Person is making or has announced an intention to make a Take-over Bid;

(iv)                    an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Company; or

(v)                        a Person (a “Grandfathered Person”) who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Company determined as at the Record Time, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time, become the Beneficial Owner of additional Voting Shares of the Company that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding as at the Record Time, other than through a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition.

2

(b)                       “Affiliate” when used to indicate a relationship with a specified corporation means a Person that directly, or indirectly through one or more controlled intermediaries, controls, or is a corporation controlled by, or is under common control with such a specified corporation.

(c)                        “Agreement” shall mean this shareholder rights agreement dated February 23, 2007 as it may be subsequently amended or restated from time to time.

(d)                       “Associate” means, when used to indicate a relationship with a specified Person, a spouse of that Person, any Person of the same or opposite sex with whom that Person is living in a conjugal relationship outside marriage, a child of that Person, or a relative of that Person if that relative has the same residence as that Person.

(e)                        A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership”, of, and to “Beneficially Own”:

(i)                          any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii)                      any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (where such right is exercisable within a period of 60 days thereafter and whether or not on the condition or on the happening of any contingency or the making of any payment) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, (other than customary agreements with and between underwriters or banking group members or selling group members with respect to a distribution of securities or to a pledge of securities in the ordinary course of business) or upon the exercise of any conversion right, exchange right, share purchase right (other than the Rights), warrant or option; and

(iii)                  any securities which are Beneficially Owned within the meaning of subparagraphs 1.01(e)(i) and (ii) by any other Person with whom such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial Owner”, or to have “Beneficial Ownership”, of, or to “Beneficially Own”, any security:

(iv)                    where such security has been agreed to be deposited or tendered pursuant to a Lock-up Agreement, or is otherwise deposited or tendered, to any Take-over Bid made by such Person, made by any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(v)                        where such Person, any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person holds such security; provided that:

(A)                    the ordinary business of any such Person (the “Investment Manager”) includes the management of investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager’s duties for the account of any other Person (a “Client”) including a non-discretionary account held on behalf of a Client by a broker or dealer registered under applicable laws;

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(B)                     such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”) and holds such security in the ordinary course of such duties for such Estate Accounts or for such Other Accounts;

(C)                     such Person is established by statute for purposes that include, and the ordinary business or activity of such Person (the “Statutory Body”) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans or various public bodies;

(D)                    such Person (the “Independent Person”) is the administrator or trustee of one or more pension funds, plans or related trusts (a “Plan”) registered or qualified under the laws of Canada or any province thereof or the laws of the United States or any state thereof, or is a Plan and holds such security for the purposes of its activities as an Independent Person or as a Plan;

(E)                     such Person (i) is the manager or trustee (the “Mutual Fund Manager”) of a mutual fund (a “Mutual Fund”) that is registered or qualified to issue its securities to investors under the securities laws of any province of Canada or the laws of the United States and such security is held in the ordinary course of business in the performance of the Mutual Fund Manager’s duties with respect to the Mutual Fund or (ii) is a Mutual Fund; or

(F)                      such Person is a Crown agent or agency;

provided, in any of the above cases, that the Investment Manager, the Trust Company, the Statutory Body, the Independent Person, the Plan, the Mutual Fund Manager, the Mutual Fund or the Crown agent or agency, as the case may be, is not then making or has not then announced an intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities pursuant to a distribution by the Company or by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market, alone or by acting jointly or in concert with any other Person;

(vi)                    where such Person (A) is a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (B) has an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or (C) is a Plan with the same Independent Person as another Plan on whose account the Independent Person holds such security;

(vii)                where such Person is (A) is a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, (B) has an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or (C) is a Plan and such security is owned at law or in equity by the Independent Person or the Plan; or

(viii)            such Person is a registered holder of securities as a result of carrying on the business of, or acting as a nominee of, a securities depositary.

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(f)                          “Board of Directors” shall mean the board of directors of the Company or any duly constituted and empowered committee thereof.

(g)                        “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the City of Regina, Saskatchewan are authorized or obligated by law to close.

(h)                       “Canada Business Corporations Act” shall mean the Canada Business Corporations Act, R.S.C. 1985, C-44, as amended, and the regulations thereunder, and any comparable or successor laws or regulations or, if such laws or regulations shall be repealed or rescinded and there shall be no comparable or successor laws or regulations, the laws and regulations as in effect on the date of this Agreement.

(i)                          “Canadian Dollar Equivalent” of any amount which is expressed in United States dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

(j)                           “Canadian-U.S. Exchange Rate” shall mean on any date the inverse of the U.S.-Canadian Exchange Rate.

(k)                       “close of business” on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in the City of Regina (or, after the Separation Time, the offices of the Rights Agent) becomes closed to the public.

(l)                          “Common Shares” shall mean the common shares in the capital stock of the Company.

(m)                   “Competing Permitted Bid” means a Take-over Bid that:

(i)                          is made after a Permitted Bid has been made and prior to the expiry of that other Permitted Bid;

(ii)                      satisfies all components of the definition of a Permitted Bid other than the requirements set out in clause (ii) (A) of the definition of a Permitted Bid; and

(iii)                  contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on a date that is no earlier than the later of: (a) 35 days after the date of the Take-over Bid; and (b) the 60th day after the earliest date on which any other Permitted Bid that is then in existence was made.

(n)                       “controlled”: a corporation is “controlled” by another Person or two or more Persons acting jointly or in concert if:

(i)                          securities entitled to vote in the election of directors carrying more than 50 per cent of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or two or more Persons acting jointly or in concert; and

(ii)                      the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

and “controls” and “under common control with” shall be interpreted accordingly.

(o)                       “Disposition Date” shall have the meaning ascribed thereto in paragraph 5.01(h).

(p)                       “Dividend Reinvestment Acquisition” shall mean an acquisition of Voting Shares pursuant to a Dividend Reinvestment Plan.

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(q)                       “Dividend Reinvestment Plan” means a regular dividend reinvestment or other plan of the Company made available by the Company to holders of its securities where such plan permits the holder to direct that some or all of:

(i)                          dividends paid in respect of shares of any class of the Company;

(ii)                      proceeds of redemption of shares of the Company;

(iii)                  interest paid on evidences of indebtedness of the Company; or

(iv)                    optional cash payments;

be applied to the purchase from the Company of Voting Shares.

(r)                         “Effective Date” means the date that is the earlier of:

(i)                          the date that the Board of Directors determines shall be the effective date of this Agreement; and

(ii)                      the Business Day next preceding the date of the annual meeting of shareholders of the Company in 2007.

(s)                         “Election to Exercise” shall have the meaning ascribed thereto in subparagraph 2.02(d)(i).

(t)                          “Exempt Acquisition” means a share acquisition in respect of which the Board of Directors has waived, or is deemed to have waived, the application of Section 3.01 pursuant to the provisions of paragraphs 5.01(b), (h) or 5.01(i).

(u)                       “Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right and, until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be CDN $350.00.

(v)                        “Expansion Factor” shall have the meaning ascribed thereto in paragraph 2.03(b).

(w)                     “Expiration Time” means the close of business on that date which is the earliest date of termination of this Agreement as provided for in Section 5.15 or, if this Agreement is confirmed and subsequently reconfirmed pursuant to Section 5.15 at the third and sixth annual meetings following the annual meeting of shareholders of the Company to be held in 2007, then the close of business on the ninth anniversary of the Effective Date.

(x)                        A “Flip-in Event” shall mean a transaction in which any Person shall become an Acquiring Person.

(y)                        “holder” shall have the meaning ascribed thereto in Section 2.08.

(z)                        “Independent Shareholders” shall mean holders of Voting Shares of the Company other than:

(i)                          any Acquiring Person;

(ii)                      any Offeror, other than a Person who pursuant to subparagraph 1.01(e)(v) is not deemed to Beneficially Own the Voting Shares held by such Person;

(iii)                  any Affiliate or Associate of any Acquiring Person or Offeror;

(iv)                    any Person acting jointly or in concert with any Acquiring Person or Offeror;

(v)                        any employee benefit plan, stock purchase plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Company but excluding in any event a plan or trust in respect of which the employee directs the manner in

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which the Voting Shares are to be voted or directs whether the Voting Shares be tendered to a Take-over Bid.

(aa)                  “Lock-up Agreement” means an agreement between a Person and one or more holders of Voting Shares (each a “Locked-up Person”) the terms of which are publicly disclosed and a copy of which agreement is made available to the public (including the Company) not later than (i) the date the Lock-up Bid (as defined below) is publicly announced or, (ii) if the Lock-up Bid has been made prior to the date on which such agreement is entered into then as soon as possible after it is entered into and in any event not later than the date following the date of such agreement, pursuant to which each Locked-up Person agrees to deposit or tender Voting Shares to a Take-over Bid (the “Lock-up Bid”) to be made or made by the Person or any of such Person’s Affiliates or Associates or any other Person acting jointly and in concert with the Offeror and which provides:

(i)                          that any agreement to deposit or tender to, or to not withdraw Voting Shares from, the Lock-up Bid is terminable at the option of the Locked-up Person in order to tender or deposit such Voting Shares to another Take-over Bid or support another transaction:

(A)                    where the price or value per Voting Shares offered under such other Take-over Bid or transaction is higher than the price or value per Voting Share offered under the Lock-up Agreement; or

(B)                     if:

(I)                         the price or value per Voting Share offered under the other Take-over Bid or transaction exceeds the price or value per Voting Share offered or proposed to be offered under the Lock-up Bid by as much or more than a specified amount (the “Specified Amount”) and the Specified Amount is not greater than 7% of the price or value per Voting Share that is offered or proposed to be offered under the Lock-up Bid; or

(II)                    the number of Voting Shares to be purchased under the other Take-over Bid or transaction exceeds the number of Voting Shares offered to be purchased under the Lock-up Bid by as much or more than a specified number of Voting Shares (the “Specified Number of Shares”) and the Specified Number of Shares is not greater than 7% of the number of Voting Shares offered to be purchased under the Lock-up Bid, at a price or value per Voting Share, as applicable, that is not less than the price or value per Voting Share offered under the Lock-up Bid;

and the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to match a higher price or value in another Take-over Bid or transaction or other similar limitation on a Locked-up Person’s right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period of the other Take-over Bid or transaction; and

(ii)                      no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)                    the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to a Locked-up Person; and

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(B)                     50% of the amount by which the price or value payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting Shares to the Lock-up Bid or withdraw Voting Shares previously tendered thereto in order to tender to another Take-over Bid or support another transaction.

(bb)                “Market Price” per share of any securities on any date of determination shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.03 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.03 hereof in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The “Closing Price Per Share” of any securities on any date shall be:

(i)                          the closing board lot sale price or, if no such sale takes place on such date, the average of the closing bid and asked prices, for each of such securities as reported by the principal Canadian securities exchange (as determined by volume of trading) on which such securities are listed and admitted to trading, or if for any reason neither of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian securities exchange, the closing board lot sale price per share or, if such price is not available, the average of the closing bid and asked prices, for each security as reported by the principal United States securities exchange (as determined by volume of trading) on which such securities are listed or admitted for trading;

(ii)                      if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian securities exchange or a United States securities exchange, the last sale price or, in case no such sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use; or

(iii)                  if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian securities exchange or a United States securities exchange or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors of the Company;

provided, however, that if on any such date none of such prices is available, the closing sale price per share of such securities on such date shall mean the fair value per share of the securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker and provided further that if an event of a type analogous to any of the events described in Section 2.03 hereof shall have caused any price used to determine the Market Price on any Trading Day not to be fully comparable with the price as so determined on the Trading Day immediately preceding such date of

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determination, each such price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.03 hereof in order to make it fully comparable with the price on the Trading Day immediately preceding such date of determination. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

(cc)                  “1934 Exchange Act” shall mean the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(dd)                “1933 Securities Act” shall mean the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(ee)                  “Nominee” shall have the meaning ascribed thereto in paragraph 2.02(c).

(ff)                      “Offer to Acquire” shall include:

(i)                          an offer to purchase, or a solicitation of an offer to sell, Voting Shares; and

(ii)                      an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited,

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an offer to acquire to the Person that made the offer to sell.

(gg)                  “Offeror” shall mean a Person who has announced, and has not withdrawn, an intention to make or who has made, and has not withdrawn, a Take-over Bid, other than a Person who has completed a Permitted Bid, Competing Permitted Bid or Exempt Acquisition.

(hh)                “Offeror’s Securities” means Voting Shares Beneficially Owned by an Offeror on the date of the Offer to Acquire.

(ii)                      “Permitted Bid” means a Take-over Bid made by an Offeror that is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

(i)                          the Take-over Bid is made to all holders of Voting Shares as registered on the books of the Company, other than the Offeror;

(ii)                      the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up and paid for pursuant to the Take-over Bid (A) prior to the close of business on a date which is not less than 60 days following the date of the Take-over Bid and (B) unless at such date more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(iii)                  unless the Take-over Bid is withdrawn, the Take-over Bid contains an irrevocable and unqualified provision that Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period described in subparagraph 1.01(ii)(ii) that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

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(iv)                    unless the Take-over Bid is withdrawn, the Take-over Bid contains an irrevocable and unqualified provision that in the event that the deposit condition set forth in subparagraph 1.01(ii)(ii) is satisfied the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement;

(jj)                        “Permitted Bid Acquisition” shall mean an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid.

(kk)                “Person” includes an individual, firm, association, trustee, executor, administrator, legal or personal representative, body corporate, company, trust, partnership, joint venture, syndicate or other form of unincorporated association, a government and its agencies or instrumentalities, any entity or group (whether or not having legal personality), any successor (by merger, statutory amalgamation or otherwise) and any of the foregoing acting in any derivative, representative or fiduciary capacity.

(ll)                      “Pro Rata Acquisition” means an acquisition by a Person of Voting Shares pursuant to:

(i)                          a Dividend Reinvestment Acquisition;

(ii)                      a stock dividend, stock split or other event in respect of securities of the Company of one or more particular classes or series pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of securities of the particular class, classes or series;

(iii)                  the receipt and/or exercise of rights issued by the Company to all the holders of a class of Voting Shares to subscribe for or purchase Voting Shares, provided that such rights are acquired directly from the Company as part of a rights offering and not from any other Person and provided that the Person does not thereby acquire a greater percentage of Voting Shares than the Person’s percentage of Voting Shares Beneficially Owned immediately prior to such receipt or exercise

(iv)                    a distribution by the Company of a class of Voting Shares, or securities convertible into or exchangeable for a class of Voting Shares (and the conversion or exchange of such convertible or exchangeable securities) made pursuant to a prospectus or by way of private placement by the Company, provided that the Person does not thereby acquire a greater percentage of such class of Voting Shares, or securities convertible or exchangeable for Voting Shares of that class, than the Person’s percentage of that class of Voting Shares Beneficially owned immediately prior to such acquisition.

(mm)        “Record Time” shall have the meaning ascribed to it in paragraph (a) of the third whereas clause.

(nn)                “regular periodic cash dividend” shall mean cash dividends paid at regular intervals in any fiscal year of the Company to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

(i)                          200% of the cash dividends, on a per share basis, declared payable by the Company on its Common Shares in its immediately preceding fiscal year;

(ii)                      300% of the arithmetic mean of the cash dividends, on a per share basis, declared payable by the Company on its Common Shares in its three immediately preceding fiscal years; and

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(iii)                  100% of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year.

(oo)                “Right” means a right to purchase a Common Share of the Company upon the terms and subject to the conditions set forth in this Agreement.

(pp)                “Rights Certificate” means the certificates representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Exhibit A.

(qq)                “Rights Register” shall have the meaning ascribed thereto in paragraph 2.06(a).

(rr)                    “Securities Act (Saskatchewan)” shall mean The Securities Act, 1988 S.S. 1988, c. S-42.2, as amended, and the rules and regulations thereunder and any comparable or successor laws, rules or regulations thereto and the “Securities Act (Ontario)” shall mean the Securities Act, R.S.O. 1990, c.S.5, as amended, and the rules and regulations thereunder and any comparable or successor laws, rules or regulations thereto. “Securities Acts” means the Securities Act (Saskatchewan), the Securities Act (Ontario) and the comparable legislation in each of the provinces of Canada.

(ss)                    “Separation Time” shall mean the close of business on the eighth Trading Day after the earlier of:

(i)                          the Stock Acquisition Date;

(ii)                      the date of the commencement of, or first public announcement of the intent of any Person (other than the Company or any Subsidiary of the Company) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid); and

(iii)                  the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such;

or on such later day as the Board of Directors shall determine, provided that if any such Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over bid shall be deemed, for purposes of this definition, never to have been made.

(tt)                      “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 110 of the Securities Act (Saskatchewan), Section 101 of the Securities Act (Ontario) or Section 13(d) under the 1934 Exchange Act) by the Company or an Acquiring Person of facts indicating that an Acquiring Person has become such.

(uu)                “Subsidiary”: a corporation shall be deemed to be a Subsidiary of another corporation if:

(i)                          it is controlled by:

(A)                    that other; or

(B)                     that other and one or more corporations each of which is controlled by that other; or

(C)                     two or more corporations each of which is controlled by that other; or

(ii)                      it is a Subsidiary of a corporation that is that other’s Subsidiary.

(vv)                  “Take-over Bid” means an Offer to Acquire Voting Shares or securities convertible into Voting Shares if, assuming that the Voting Shares or convertible securities subject to the Offer to Acquire are acquired and are Beneficially Owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, such Voting Shares (including Voting

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Shares that may be acquired upon conversion of securities convertible into Voting Shares) together with the Offeror’s Securities constitute in the aggregate 20% or more of either the outstanding Common Shares or the outstanding Voting Shares at the date of the offer to Acquire.

(ww)            “Trading Day”, when used with respect to any securities, shall mean a day on which the principal Canadian stock exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange, a day on which the principal United States stock exchange on which such securities are listed or admitted to trading is open for the transaction of business, or, if the securities are not listed or admitted to trading on any Canadian or United States securities exchange, a Business Day.

(xx)                  “U.S.-Canadian Exchange Rate” shall mean on any date:

(i)                          if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

(ii)                      in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.

(yy)                  “U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars shall mean on any day the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date.

(zz)                  “Voting Share Reduction” means an acquisition or redemption by the Company of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially Owned by any person to 20% or more of the Voting Shares then outstanding.

(aaa)            “Voting Shares” shall mean the Common Shares of the Company and any other shares of capital stock of the Company entitled to vote generally in the election of directors; and the percentage of Voting Shares Beneficially Owned by any Person, shall, for the purposes of this Agreement, be and be deemed to be the product determined by the formula:

100 X A/B

where

A = the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and

B = the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person.

1.02                Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

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1.03                Acting Jointly or in Concert

For purposes of this Agreement, a Person is acting jointly or in concert with every Person who, as a result of any agreement, commitment or understanding whether formal or informal, with the first Person, acquires or offers to acquire Voting Shares (other than customary agreements with and between underwriters or banking group members or selling group members with respect to a public offering or private placement of securities or pledges of securities in the ordinary course of business).

1.04                References to Agreement

References to “this Agreement”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this Agreement and not to any particular Article, section, paragraph, subparagraph, clause, subclause, or other subdivision or portion hereof and include any and every instrument supplemental or ancillary hereto.

ARTICLE II—RIGHTS

2.01                Legend on Common Share Certificates

Certificates for the Common Shares issued after the Record Time but prior to the close of business on the earlier of the Separation Time and the Expiration Time shall evidence, in addition to the Common Shares, one Right for each Common Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a shareholder rights agreement, dated February 23, 2007, between IPSCO Inc. (the “Company”) and Computershare Trust Company of Canada, as Rights Agent (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain cases, they are “Beneficially Owned” by an “Acquiring Person”, as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend until the earlier of the Separation Time and the Expiration Time.

All Certificates representing Common Shares that are issued and outstanding on February 23, 2007 shall be deemed to bear the foregoing legend.

2.02                Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)                        Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its Subsidiaries shall be void.

(b)                       Until the Separation Time,

(i)                          the Rights shall not be exercisable and no Right may be exercised; and

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(ii)                      each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

(c)                        From and after the Separation Time and prior to the Expiration Time,

(i)                          the Rights shall be exercisable; and

(ii)                      the registration and transfer of Rights shall be separate from and independent of the Common Shares of the Company.

Promptly following the Separation Time, the Company will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of paragraph 3.01(b) hereof and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(x)                        a Rights Certificate in substantially the form set out in Exhibit A hereof appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or judicial or administrative order or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(y)                        a description of the Rights,

provided that a Nominee shall be sent the materials provided for in (x) and (y) in respect of all Common Shares of the Company held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Company to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Company may require such first mentioned Person to furnish such information and documentation as the Company deems necessary or appropriate in order to make such determination.

(d)                       Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent in the manner specified in the Rights Certificate:

(i)                          the Rights Certificate evidencing such Rights with an Election to Exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or such holder’s executor or administrator or other personal representative or such holder’s legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(ii)                      payment by certified cheque, banker’s draft or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights

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Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e)                        Upon receipt of a Rights Certificate, with an Election to Exercise (that does not indicate that such Right is null and void as provided in paragraph 3.01(b)) accompanied by payment as set forth in subparagraph 2.02(d)(ii), the Rights Agent (unless otherwise instructed by the Company in the event the Company is of the opinion that the Rights cannot be exercised in accordance with the Agreement) will promptly:

(i)                          requisition from the transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Company hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)                      when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iii)                  after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iv)                    when appropriate, after receipt, deliver such cash to or to the order of the registered holder of the Rights Certificate; and

(v)                        tender to the Company all payments received on the exercise of the Rights.

(f)                          In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)                        The Company covenants and agrees that it will:

(i)                          take all such action as may be necessary and within its power to ensure that all shares delivered upon exercise of the Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(ii)                      take all such action as may be necessary and within its power to comply with any applicable requirements of the Canada Business Corporations Act, the Securities Acts, the 1934 Exchange Act, the 1933 Securities Act and the securities laws or comparable legislation of each of the provinces of Canada or any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any shares upon exercise of Rights;

(iii)                  use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the principal exchanges on which the Common Shares were traded prior to the Stock Acquisition Date; and

(iv)                    pay when due and payable any and all Canadian and United States federal, provincial, state and municipal transfer taxes and charges (for greater certainty not including any income taxes of the holder or exercising holder or any liability of the Company to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for shares, provided that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or

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delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised.

2.03                Adjustments to Exercise Price; Number of Rights

(a)                        The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.03.

(b)                       In the event the Company shall at any time after the Record Time and prior to the Expiration Time:

(i)                          declare or pay a dividend on the Common Shares payable in Common Shares or other capital stock of the Company (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock of the Company) other than pursuant to any optional stock dividend program;

(ii)                      subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

(iii)                  consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

(iv)                    issue any Common Shares or other capital stock of the Company (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock of the Company) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.03, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted as of the payment or effective date in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.03 and paragraph 3.01(a), the adjustment provided for in this Section 2.03 shall be in addition to, and shall be made prior to, any adjustment required under paragraph 3.01(a).

If the Exercise Price and number of Rights outstanding are to be adjusted:

(A)                    the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof; and

(B)                     each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor,

and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, combination or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof.

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If, after the Record Time but prior to the Expiration Time, the Company issues any securities (other than Common Shares) in a transaction of a type similar to any of the transactions relating to Common Shares described in paragraphs 2.03(b)(i) or (iv) such securities shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Company and the Rights Agent shall amend this Agreement in order to effect such treatment; provided that no such amendment may materially adversely affect the interests of the holders of the Rights generally.

If an event occurs which would require an adjustment under both this Section 2.03 and Section 3.01, the adjustment provided for in this Section 2.03 shall be in addition to, and shall be made prior to, any adjustment required under Section 3.01.

(c)                        In the event the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common. Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price (including the price required to be paid to purchase such convertible or exchangeable security or right) per share less than the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction,

(i)                          the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price; and

(ii)                      the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any (i) dividend or interest

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reinvestment plan or (ii) any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Company or the investment of periodic optional payments or (iii) employee benefit or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Company; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the then current Market Price per share (determined as provided in such plans) of the Common Shares.

(d)                       In the event the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation) of evidences of indebtedness, cash or assets (other than a regular periodic cash dividend or a dividend referred to in paragraph 2.03(b) but including any dividend payable in securities other than Common Shares), assets or rights, options or warrants (excluding those referred to in paragraph 2.03(c)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right.

(e)                        Each adjustment made pursuant to this Section 2.03 shall be made as of:

(i)                          the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to paragraph 2.03(a); and

(ii)                      the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to paragraphs 2.03(c) or (d).

(f)                          Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in paragraphs 5.05(b) or 5.05(c), as applicable, in the event the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock in a transaction referred to in subparagraphs 2.03(b)(i) or (iv), if the Board of Directors acting in good faith determines that the adjustments contemplated by paragraphs 2.03(b), (c) and (d) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may from time to time determine what other adjustments to the Exercise Price, number of Rights or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding paragraphs 2.03(b), (c) and (d), such adjustments, rather than the adjustments contemplated by paragraphs 2.03(b), (c) and (d), shall be made. The Company and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

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(g)                        Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price shall be required unless such adjustment (including any prior adjustments which have been carried forward and not given effect to) would require an increase or a decrease of at least 1% in the Exercise Price, provided that any adjustment which is not made as a result of this paragraph 2.03(g) shall be carried forward and taken into account in any subsequent adjustment. Each adjustment to the Exercise Price made pursuant to this Section 2.03 shall be calculated to the nearest cent or to the nearest ten-thousandth of a share. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.03 the Company shall:

(i)                          promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, and

(ii)                      promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights.

(h)                       If as a result of an adjustment made pursuant to Section 3.01, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in paragraphs 2.03(b), (c), (d), (e), (f), (g), (i), (j) and (k), and the provisions of this Agreement with respect to the Common Shares and shall apply on like terms to any such other securities.

(i)                          All Rights originally issued by the Company subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(j)                           In any case in which this Section 2.03 shall require that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Company, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Company, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(k)                       Notwithstanding anything in this Section 2.03 to the contrary, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.03, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable, in order that any subdivision or consolidation of the Common Shares, issuance (wholly or in part for cash) of Common Shares or securities that by their terms are exchangeable for or convertible into or giving a right to acquire Common Shares, stock dividends or issuance of rights, options or warrants referred to in this Section 2.03, hereafter made by the Company to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders.

(l)                          The Company covenants and agrees that, after the Separation Time, it will not, except as permitted by Sections 5.01 or 5.05 take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will

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diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(m)                   Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(n)                       If the Company shall at any time after the Record Time and prior to the earlier of the Separation Time and the Expiration Time issue any Common Shares otherwise than in a transaction referred to in paragraph 2.03(b) each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share.

2.04                Date on Which Exercise is Effective

Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with paragraph 2.02(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Company are open.

2.05                Execution. Authentication. Delivery and Dating of Rights Certificates

(a)                        The Rights Certificates shall be executed on behalf of the Company by any two of its Chairman of the Board, President and Chief Executive Officer, a Senior Vice President, a Vice President, Treasurer, Secretary or Assistant Secretary with its corporate seal reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior or subsequent to the countersignature and delivery of such Rights Certificates.

(b)                       Promptly after the Company learns of the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Company) and deliver such Rights Certificates to the holders of the Rights pursuant to paragraph 2.02(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c)                        Each Rights Certificate shall be dated the date of countersignature thereof.

2.06                Registration. Registration of Transfer and Exchange

(a)                        The Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering Rights

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and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)                       After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of paragraph 2.06(d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(c)                        All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)                       Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

2.07                Mutilated, Destroyed. Lost and Stolen Rights Certificates

(a)                        If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)                       If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)                        As a condition to the issuance of any new Rights Certificate under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)                       Every new Rights Certificate issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

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2.08                Persons Deemed Owners

The Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.09                Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.09, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

2.10                Agreement of Rights Holder

Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

(a)                        such holder shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)                       prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

(c)                        after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(d)                       prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by a notice to the contrary; and

(e)                        such holder of Rights has waived his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided herein).

(f)                          that without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, this Agreement may be supplemented or amended from time to time pursuant to paragraph 5.05(a) and the last sentence of the penultimate paragraph of paragraph 2.03(b); and

(g)                        that notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or to any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of

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competent jurisdiction or by a government, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE III—ADJUSTMENTS TO THE RIGHTS IN THE
EVENT OF CERTAIN TRANSACTIONS

3.01                Flip-in Event

(a)                        Subject to paragraph 3.01(b) and Section 5.01, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall thereafter constitute, effective from and after the close of business on the eighth Trading Day following the Stock Acquisition Date, the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Company having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.03 in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.03 shall have occurred).

(b)                       Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)                          an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person); or

(ii)                      a transferee of Rights, directly or indirectly, from an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person) in a transfer, whether or not for consideration, that the Board of Directors of the Company acting in good faith has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other Person) that has the purpose or effect of avoiding subparagraph 3.01(b)(i), shall become null and void without any further action, and any holder of such Rights (including transferees) shall thereafter have no right to exercise such Rights under any provision of this Agreement, and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

(c)                        From and after the Separation Time, the Company shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.01, including without limitation, all such acts and things as may be required to satisfy the requirements of the Canada Business Corporations Act, the Securities Acts , the 1934 Exchange Act, the 1933 Securities Act and the securities laws or comparable legislation of each of the provinces of Canada and each of the states of the United States in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

(d)                       Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either subparagraphs 3.01(b)(i) or (ii) or transferred to any nominee of any such Person, and

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any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

The Rights represented by this Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Agreement) or a Person acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in paragraph 3.01(b) of the Rights Agreement.

provided that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Company or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. The issuance of a Rights Certificate without the legend referred to in this paragraph 3.01(d) shall be of no effect on the provisions of paragraph 3.01(d).

ARTICLE IV—THE RIGHTS AGENT

4.01                General

(a)                        The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents (“Co-Rights Agents”) as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Company may determine. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

(b)                       The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

The Company shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Company.

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4.02                Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)                        Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.04 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)                       In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.03                Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)                        The Rights Agent may consult with legal counsel (who may be legal counsel for the Company) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion and the Rights Agent may also consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the Company’s expense) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

(b)                       Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any two of the Chairman of the Board, the President and Chief Executive Officer, a Senior Vice President, a Vice President, the Treasurer, the Secretary or and Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

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(c)                        The Rights Agent will be liable hereunder only for its own negligence, bad faith or wilful misconduct.

(d)                       The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

(e)                        The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to paragraph 3.01(b) hereof) or any adjustment required under the provisions of Section 2.03 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.03 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable.

(f)                          The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)                        The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any of the Chairman of the Board, the President and Chief Executive Officer, a Senior Vice President, a Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Company, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

(h)                       The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Company or become financially interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)                          The Rights Agent may execute and exercise any of its rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

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4.04                Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.11. The Company may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.11. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Saskatchewan. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Voting Shares, and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.11. Failure to give any notice provided for in this Section 4.04, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE V—MISCELLANEOUS

5.01                Redemption, Waiver and Termination

(a)                        Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in paragraph 5.05(b) or 5.05(c), as applicable, the Board of Directors of the Company acting in good faith may at any time prior to the provisions of Section 3.01 becoming applicable as a result of the occurrence of a Flip-in Event elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.03 if an event of the type analogous to any of the events described in Section 2.03 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)                       The Board of Directors of the Company acting in good faith may, prior to the occurrence of a Flip-in Event, upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.01 to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares (which for greater certainty shall not include the circumstances described in paragraph 5.01(h)); provided that if the Board of Directors waives the application of Section 3.01 to a particular Flip-in Event pursuant to this paragraph 5.01(b), the Board of Directors shall be deemed to have waived the application of Section 3.01 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this paragraph 5.01(b).

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(c)                        In the event that prior to the occurrence of a Flip-in Event a Person acquires, pursuant to a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition under paragraph 5.01(b), outstanding Voting Shares, then the Board of Directors shall, immediately upon the consummation of such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

(d)                       Where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

(e)                        If the Board of Directors is deemed under paragraph 5.01(c) to have elected to redeem the Rights, or the Board of Directors elects under either of paragraphs 5.01(a) or 5.01(d) to redeem the Rights the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(f)                          Within 10 days after the Company is deemed under paragraph 5.01(c) to have redeemed the Rights or within 10 days after the Board of Directors elects under paragraphs 5.01(a) or (d) to redeem the Rights, the Company shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at such holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(g)                        Upon the Rights being redeemed pursuant to paragraph 5.01(d), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Company shall be deemed to have issued replacement Rights to the holders of its then outstanding Common Shares.

(h)                       The Board of Directors shall waive the application of Section 3.01 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined, following a Stock Acquisition Date and prior to the Separation Time, that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this paragraph 5.01(h) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the “Disposition Date”), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.01 shall apply thereto.

(i)                          The Board of Directors may, prior to the close of business on the eighth Trading Day following a Stock Acquisition Date or such later Business Day as they may from time to time determine, upon prior written notice delivered to the Rights Agent, waive the application of Section 3.01 to the related Flip-in Event, provided that the Acquiring Person has reduced its

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Beneficial ownership of Voting Shares (or has entered into a contractual arrangement with the Company, acceptable to the Board of Directors, to do so within 10 days of the date on which such contractual arrangement is entered into or such other date as the Board of Directors may have determined) such that at the time the waiver becomes effective pursuant to this paragraph 5.01(i) such Person is no longer an Acquiring Person. In the event of such a waiver becoming effective prior to the Separation Time, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred.

(j)                           The Company shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.01 pursuant to this Section 5.01.

5.02                Expiration

No person shall have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in paragraph 4.01(a) of this Agreement.

5.03                Determinations and Actions by the Board of Directors

All such actions, calculations, interpretations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board, in good faith, shall not subject the Board to any liability to the holders of the Rights.

5.04                Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.05                Supplements and Amendments

(a)                        The Company may make amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, regulations or rules thereunder.

(b)                       Subject to paragraph 5.05(a), the Company may, with the prior consent of the holders of Voting Shares obtained as set forth below and with the prior approval of The Toronto Stock Exchange, at any time prior to the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article IV except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Company.

(c)                        The Company may, with the prior consent of the holders of Rights and with the prior approval of The Toronto Stock Exchange, at any time on or after the Separation Time, amend, vary or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article IV except with the written concurrence of the Rights Agent thereto.

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Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof.

(d)                       Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Company’s by-laws and the Canada Business Corporations Act with respect to meetings of shareholders of the Company.

(e)                        Any amendments made by the Company to this Agreement pursuant to paragraph 5.05(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, regulation or rules thereunder shall:

(i)                          if made before the Separation Time, be submitted to the shareholders of the Company at the next meeting of shareholders and the shareholders may, by the majority referred to in paragraph 5.05(b), confirm or reject such amendment; or

(ii)                      if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Company and the holders of Rights may, by resolution passed by the majority referred to in paragraph 5.05(d), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

5.06                Fractional Rights and Fractional Shares

(a)                        The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation, in lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of paragraph 3.01(b), at the time such fractional Rights would-otherwise be issuable), an amount in cash equal to the same fraction of the Market Value of a whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right.

(b)                       The Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Company shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash

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equal to the same fraction of the Market Value of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.

5.07                Rights of Action

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, as the case may be, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights, or Rights to which he is entitled, in the manner provided in this Agreement and in such holder’s Rights Certificate. Without limiting the foregoing or any remedies available to the holders of Rights it is specifically acknowledged—that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.08                Regulatory Approvals

Any obligation of the Company or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, and without limiting the generality of the foregoing, necessary approvals of The Toronto Stock Exchange and other exchanges shall be obtained, relating to the issuance of Common Shares upon the exercise of Rights under paragraph 2.02(d).

5.09                Declaration as to Non-Canadian Holders

If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Company with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure such compliance. In no event shall the Company or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.10                Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Right or Rights Certificate, as such, any right, title, privilege or benefit of a shareholder of the Company or any right to vote at any meeting of shareholders of the Company whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Company at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other action affecting any holder of Common Shares or any other shares of the Company except as expressly provided herein, or to receive dividends, distributions or subscription rights or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

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5.11                Notices

Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered, sent by first-class mail, postage prepaid, or by fax (with, in the case of fax, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Company following the giving of the notice or demand by fax), addressed (until another address is filed in writing with the Rights Agent) as follows:

IPSCO Inc.
P.O. Box 1670
Regina, Saskatchewan
S4P 3C7

Attention: Vice President and Chief Financial Officer
Fax: (306) 924-7413

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by first-class mail, postage prepaid, or by fax (with, in the case of fax, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Rights Agent following the giving of the notice by fax), addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company of Canada
530—8th Avenue SW, 6th Floor
Calgary, Alberta
T2P 3S8

Attention: Manager, Corporate Trust Services
Fax: (403) 267-6529

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered, sent by first-class mail, postage prepaid, or by fax (with, in the case of fax, an original copy of the notice or demand sent by first class mail, postage prepaid, to the holder following the giving of the notice or demand by fax), addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares in the case of holders of Rights.

Any notice given or made in accordance with this Section 5.11 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of faxing provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Company and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

If mail service is or is threatened to be interrupted at a time when the Company or the Rights Agent wishes to give a notice or demand hereunder to or on the holders of the Rights, the Company or the Rights Agent may, notwithstanding the foregoing provisions of this Section 5.11, give such notice by means of publication once in the business section of both the Financial Post and The Globe & Mail and, so long as the Company has a transfer agent in the United States, in a daily publication in the United States designated by the Company, or in such other publication or publications as may be designated by the Company and notice so published shall be deemed to have been given on the date on which the first publication of such notice in any such publication has taken place.

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5.12                Costs of Enforcement

The Company agrees that if the Company fails to fulfil any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.13                Successors

All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.14                Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

5.15                Effective Date

This Agreement is effective and in full force and effect in accordance with its terms from and after the Effective Date. In the event that this Agreement is not confirmed by a majority of the votes cast by holders of Voting Shares who vote in respect of confirmation of this Agreement (other than any holder who does not qualify as an Independent Shareholder, with respect to all Voting Shares Beneficially Owned by such Person) at the annual meeting of shareholders to be held in 2007 then this Agreement and all outstanding Rights shall terminate and shall be void and of no further force and effect from the date that such event occurs.

This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by all holders of Voting Shares who vote in respect of such reconfirmation (other than any holder who does not qualify as an Independent Shareholder, with respect to all Voting Shares Beneficially Owned by such Person) at the third and sixth annual meetings following the annual and special meeting of shareholders of the Company in 2007. If this Agreement is not so reconfirmed or is not presented for reconfirmation at such annual meeting, this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date of termination of the annual meeting; provided that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to Subsection 5.01(b), (h) or (i) hereof), prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.15.

5.16                Descriptive Headings

Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

5.17                Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Saskatchewan and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

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5.18                Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.19                Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.20                Time of the Essence

Time shall be of the essence in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date noted above.

IPSCO INC.
By:	/s/ VICKI L. AVRIL
	Name:	Vicki L. Avril
	Title:	SVP & CFO
By:	/s/ LESLIE T. LEDERER
	Name:	Leslie T. Lederer
	Title:	V.P. & Executive Counsel
COMPUTERSHARE TRUST COMPANY OF CANADA
By:	/s/ STEPHEN BANDOLZ
	Name:	Stephen Bandolz
	Title:	Relationship Manager
By:	/s/ MARILYNE PAYNTER
	Name:	Marilyne Paynter
	Title:	Account Manager

S-1

EXHIBIT A

[Form of Rights Certificate]

Certificate No.             Rights

THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN PARAGRAPH 3.01(b) OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR TRANSFEREES OF AN ACQUIRING PERSON OR ITS AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM MAY BECOME VOID.

Rights Certificate

This certifies that                      , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated February 23, 2007, (the “Rights Agreement”) between IPSCO Inc., a corporation continued under the Canada Business Corporations Act (the “Company”) and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Company (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form hereinafter provided) duly executed and submitted to the Rights Agent at its principal office in any of the Cities of Vancouver, Calgary, Regina, Winnipeg, Toronto or Montreal. The Exercise Price shall initially be CDN$350.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Company and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Right Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:
IPSCO INC.
By:	By:
Countersigned:
COMPUTERSHARE TRUST COMPANY OF CANADA
By:
Authorized Signature

2

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Rights Certificates)

FOR VALUE RECEIVED                                             hereby sells, assigns and transfers to                                                                                                               .

(Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints                      as attorney, to transfer the within Rights on the books of the Company, with full power of substitution.

Dated:
Signature Guaranteed:
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada.

CERTIFICATE
(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing. Capitalized terms shall have the meaning ascribed thereto in the Rights Agreement.

Signature

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE

TO: IPSCO INC.

The undersigned hereby irrevocably elects to exercise                         whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

(Name)

(Street)

(City and Province)

(Postal Code)

SOCIAL INSURANCE OR OTHER TAXPAYER IDENTIFICATION NUMBER

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)

(Street)

(City and Province)

(Postal Code)

SOCIAL INSURANCE OR OTHER TAXPAYER IDENTIFICATION NUMBER

Dated:
Signature Guaranteed:
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada.

CERTIFICATE
(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing. Capitalized terms shall have the meaning ascribed thereto in the Rights Agreement.

Signature

NOTICE

In the event the certification set forth above in the Forms of Assignment and Election is not completed, the Company will deem the Beneficial Owner of the Right evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement.) No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

SCHEDULE “F”

Audit Committee Relevant Education and Experience

Mr. D. Murray Wallace, Committee Chairman

Mr. Wallace is the Chairman of Park Street Capital Corporation since 1998. Until August 1, 2006, he served as the President of Axia NetMedia Corporation. Prior to this, Mr. Wallace was the President and Chief Executive Officer of Avco Financial Services Canada Ltd. In 1980 he served as the Chief Finanical Officer for Saskatchewan Government Insurance (“SGI”), and thereafter served as President to SGI from 1980 to 1892. Mr. Wallace was also a long time member of the senior management team of Trilon Financial Corporation, undertaking assignments on behalf of Royal Trustco, Wellington Insurance (where he also served as Chief Executive Officer) and Royal Trust Retail. In addition to his directorship with IPSCO, Mr. Wallace serves on the Board of Directors and Audit Committees for Crown Life Insurance, Western Surety Co., IPS Inc. and TerraVest Industries Inc. Mr. Wallace received a B.Comm. (with distinction) from the University of Saskatchewan in 1967 and a Chartered Account designation in 1970 while articling with the Office of the Provincial Auditor in Saskatchewan. Mr. Wallace was elected as a Fellow of the Institute of Chartered Accountants of Ontario, the highest designation the Institute confers, following a rigorous nomination and review process, in 1995.

Mr. Michael Grandin

Mr. Grandin is the Chairman and Chief Executive Officer and Director of Fording Canadian Coal Trust and retired Dean of Haskayne School of Business at the University of Calgary. Prior to his appointment with Fording, Mr. Grandin was the President of PanCanadian Energy Corporation (2001 to 2002) and Chief Financial Officer (1990 to 1994). Mr. Grandin served as the Chief Financial Officer for Canadian Pacific Limited from 1998 to 2001. He was Vice Chairman at Midland Walwyn Capital Inc. (1996 to 1997), Chief Financial Officer of Pan Canadian Petroleum Ltd. (1990 to 1996) and Managing Director of Scotia Capital (1986 to 1990). Mr. Grandin received a Masters of Business Administration from Harvard Business School in 1978. He also received a B.Sc. in Civil Engineering from the University of Alberta in 1966. Mr. Grandin is also a director of EnCana Corp. and BNS Split Corp II.

Ms. Juanita Hinshaw

Ms. Hinshaw is President of H&H Advisors, a private consulting firm (since May 2005). Prior to this, she served as Senior Vice President and Chief Financial Officer to Graybar Electric Company, Inc. (2000 to 2005), and as Vice President and Treasurer of Monsanto Company (1988 to 1999). From 1980 to 1984, Ms. Hinshaw served as Manager, International Banking and foreign exchange for R.J. Reynolds Industries, Inc. and held various positions, including Manager, Cash Management for Burlington Industries, Inc. from 1969 to 1980. Ms. Hinshaw received a Bachelor of Science in Economics and Business Administration, from the University of North Carolina in 1972 and an A.B., Accounting also from the University of North Carolina in 1967. Ms. Hinshaw also serves as a Director of Insituform Technologies, Inc., The Williams Companies, Inc. and Synergistics USA, Inc.

Mr. Allan S. Olson

Mr. Olson is President of First Industries Corporation, a privately-held business investment and management company. Prior to joining First Industries, Mr. Olson served as the President and Chief Executive Officer of Churchill Corporation, an industrial construction company. Mr. Olson received a Bachelor of Science in Civil Engineering from the University of Alberta in 1963. He received a Master of Business Administration in 1965 from the University of Western Ontario. Mr. Olson also serves on the Board of Directors for Brookfield Properties Corporation and Summit REIT, one of Canada’s largest real estate investment trusts.

Mr. Richard Sim

Mr. Sim served as the Chairman, President and Chief Executive Officer of APW Ltd., an integrated electronic enclosure systems company created by a spinout from Applied Power Inc. from 1998 to 2003. Prior to this appointment, Mr. Sim was Chairman, President and Chief Executive Officer of Applied Power Inc. (1987 to 2002). Mr. Sim received a B.Sc. in Mechanical Engineering from the University of Glasgow in 1965 and a Ph.D. from the University of Cambridge in 1968. Mr. Sim is also a director of Oshkosh Truck Corporation and acts as Chairman of Oshkosh’s Audit Committee.

Mr. John Zaozirny

Mr. Zaozirny is Counsel to McCarthy Tetrault LLP, barristers and solicitors, (since 1987) and Vice Chairman of Canaccord Capital Corporation (since 1996). He is a director and a strategic advisor to a number of public and private corporations, and also serves as a Governor of the Business Council of British Columbia. He served as Alberta’s Minister of Energy and Natural Resources (1982 to 1986). Mr. Zaozirny received a B.Comm from the University of Calgary in 1969 and a LL.B. from the University of British Columbia in 1972. He earned a LL.M. at the University of London in 1973. Mr. Zaozirny currently also serves on the board of directors for Coastal Energy Company, Bayou Bend Petroleum Pengrowth Energy Trust, Provident Energy Trust Canadian Oilsands Inc., Fording Canadian Coal Trust, Computer Modeling Group Ltd., Candax Energy Inc., Canaccord Capital Inc., TerraVest Income Fund and Bankers Petroleum Ltd.

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Form of Proxy - Annual and Special Meeting to be held on April 26, 2007

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.               Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.               If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.               This proxy should be signed in the exact manner as the name appears on the proxy.

4.               If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.               The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.               The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.               This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.               This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 4:30 pm, Eastern Time, on April 24, 2007.

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VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.computershare.com/proxy	• You can enroll to receive future securityholder communications electronically, by visiting www.computershare.com - click “Enroll for e-delivery” under the Shareholder Services menu.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER 013308	HOLDER ACCOUNT NUMBER C9999999999	ACCESS NUMBER 99999

Appointment of Proxyholder

I/We, being holder(s) of IPSCO INC. hereby appoint: BURTON JOYCE, the Chairman of the Board, or failing him, DAVID SUTHERLAND, the President and Chief Executive Officer, or failing him, LESLIE LEDERER, Vice President, General Counsel and Corporate Secretary

	OR	Enter the name of the person you are appointing if this person is someone other than the foregoing.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of IPSCO INC. to be held at the Turvey Centre in Regina, Saskatchewan on April 26, 2007 at 9:00 AM and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

Management recommends that you vote FOR all of the nominees as outlined in the Proxy Statement / Management Information Circular.

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	For	Withhold
Vote FOR or WITHHOLD for all nominees proposed by Management	☐	☐

2. Appointment of Auditors	For	Withhold

Ratification of the reappointment of Ernst & Young LLP as the Company’s auditor until the close of the next annual meeting and that the Audit Committee of the Board of Directors be authorized to fix their remuneration.

	☐	☐

3. Shareholder Rights Plan	For	Against
The approval of the Shareholder Rights Plan attached hereto as Schedule “E”.	☐	☐

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To transact all such matters or business as may properly come before the meeting or any adjournment thereof.

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Interim Financial Statements		Annual Report
Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	☐	Mark this box if you would NOT like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.